   As filed with the Securities and Exchange Commission on September  , 1998



                                                       Registration No. 333-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO.                        / /

                        (Check appropriate box or boxes)

                                 --------------

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

               (Exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530


                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE

                              100 MULBERRY STREET


                         NEWARK, NEW JERSEY 07102-4077

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.


    NO FILING FEE IS REQUIRED BECAUSE OF RELIANCE ON SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS AND PROXY STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 2-66407).



TITLE OF SECURITIES BEING REGISTERED................  SHARES OF COMMON STOCK, PAR VALUE $.01 PER
                                                       SHARE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
          (AS REQUIRED BY RULE 481(a)UNDER THE SECURITIES ACT OF 1933)


N-14 ITEM NO.                                         PROSPECTUS/PROXY
AND CAPTION                                           STATEMENT CAPTION
----------------------------------------------------  ----------------------------------------
PART A
Item    1.  Beginning of Registration Statement and
            Outside Front Cover Page of
            Prospectus..............................  Cover Page
Item    2.  Beginning and Outside Back Cover Page of
            Prospectus..............................  Table of Contents
Item    3.  Fee Table, Synopsis Information and Risk
            Factors.................................  Synopsis; Principal Risk Factors
Item    4.  Information about the Transaction.......  Synopsis; The Proposed Transaction
Item    5.  Information about the Registrant........  Information about National Municipals
                                                      Fund; Appendix A
Item    6.  Information about the Company Being
            Acquired................................  Information about the Series
Item    7.  Voting Information......................  Voting Information
Item    8.  Interest of Certain Persons and
            Experts.................................  Not Applicable
Item    9.  Additional Information Required for
            Reoffering by Persons Deemed to be
            Underwriters............................  Not Applicable
PART B
                                                      STATEMENT OF ADDITIONAL
                                                      INFORMATION CAPTION
                                                      ----------------------------------------
Item   10.  Cover Page..............................  Cover Page
Item   11.  Table of Contents.......................  Cover Page
Item   12.  Additional Information about the
            Registrant..............................  Statement of Additional Information of
                                                      Prudential National Municipals Fund,
                                                      Inc. dated March 4, 1998.
Item   13.  Additional Information about the Company
            Being Acquired..........................  Not Applicable
Item   14.  Financial Statements....................  Statement of Additional Information of
                                                      Prudential National Municipals Fund,
                                                      Inc. dated March 4, 1998; Annual and
                                                      Semi-Annual Reports to shareholders of
                                                      National Municipals Fund for the fiscal
                                                      year ended December 31, 1997 and the six
                                                      months ended June 30, 1998,
                                                      respectively; Annual Reports to
                                                      Shareholders of the Maryland Series and
                                                      Michigan Series for the fiscal year
                                                      ended August 31, 1998; Annual Report to
                                                      Shareholders of the Intermediate Series
                                                      of Prudential Municipal Bond Fund for
                                                      the fiscal year ended April 30, 1998.

PART C
       Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                                                           [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND/MARYLAND AND MICHIGAN SERIES
PRUDENTIAL MUNICIPAL BOND FUND/INTERMEDIATE SERIES



October  , 1998



Dear Shareholder:



You may be aware that the Trustees of Prudential Municipal Series Fund/Maryland Series and Michigan Series and the Trustees of Prudential Municipal Bond Fund/Intermediate Series have recently approved a proposal to exchange the assets and liabilities of your Series for shares of Prudential National Municipals Fund. The enclosed proxy materials describe this proposal in detail. If the proposal is approved by the shareholders and implemented, you will automatically receive shares of Prudential National Municipals Fund in exchange for your share of each Series.



THE TRUSTEES AND I STRONGLY RECOMMEND THAT YOU VOTE FOR THE PROPOSAL. WE BELIEVE THAT THIS TRANSACTION SERVES YOUR INTERESTS IN THE FOLLOWING WAYS:



SIMILAR STRATEGIES--GREATER FLEXIBILITY



     The Funds' investment objectives and strategies, while not identical, are similar. Each invests primarily in investment grade, tax-exempt municipal bonds. While Maryland and Michigan Series seek to provide income exempt from federal and Maryland and Michigan state income taxes, respectively, Prudential National Municipals Fund seeks income exempt from only federal income taxes. Increasingly, single state series have had difficulty finding attractive issues due to a shrinking municipal bond supply--making portfolio diversification a challenge. In contrast, Prudential National Municipals Fund is nationally diversified, enabling it to invest in a wider range of municipal bond investment opportunities.



EXPENSE LEVELS



     The Series have relatively few assets and have not been able to attract new assets. They operated with relatively high expense ratios before voluntary management fee waivers, which were discontinued by the Manager as of September 1, 1997.



POTENTIAL FOR HIGHER INCOME GENERALLY EXEMPT INCOME TAXES



     The municipal obligations held by National Municipals Fund have historically had a higher gross yield than the obligations in the Series' portfolios and National Municipals Fund has lower expense ratios than the Series due to its appreciably larger size.



PRUDENTIAL NATIONAL MUNICIPALS FUND'S investment objective is to seek a high level of current income exempt from federal income taxes by investing in a broadly diversified portfolio of municipal bonds issued from across the country. Portfolio manager Peter Allegrini has over 19 years of investment experience.



PLEASE READ THE ENCLOSED MATERIALS CAREFULLY FOR MORE COMPLETE INFORMATION. Your vote is important, no matter how many shares you own. Voting your shares early may permit your Series to avoid costly follow-up mail and telephone solicitation. After you have reviewed the enclosed materials, please complete, date and sign your proxy card and mail it in the enclosed postage-paid return envelope today.



SAVE TIME AND POSTAGE COSTS. Help us save time and postage costs (savings that we can pass on to you) by voting through the internet or via a touch tone phone. Each method is generally available 24 hours per day. If you are voting via these methods, you do not need to return your proxy card.



TO VOTE BY INTERNET, FOLLOW THESE INSTRUCTIONS:



     Read your proxy statement and have your proxy card available.


      Go to website www.proxyvote.com.


      Enter your 12 digit control number found on your proxy card.


      Follow the simple instructions found at the website.



TO VOTE BY TELEPHONE, FOLLOW THESE INSTRUCTIONS:



     Read your proxy statement and have your proxy card available.


      Call the toll free number shown on your proxy card.


      Enter your 12 digit control number found on your proxy card.


      Follow the simple recorded instructions.

SHAREHOLDERS ON SYSTEMATIC ACCUMULATION PLANS SHOULD CONTACT THEIR FINANCIAL ADVISOR OR CALL PRUDENTIAL MUTUAL FUNDS CUSTOMER SERVICE DIVISION (1-800-225-1852) TO CHANGE THEIR OPTIONS. IF NO CHANGE IS MADE BY NOV 20, 1998, FUTURE PURCHASES WILL BE MADE IN SHARES OF PRUDENTIAL NATIONAL MUNICIPALS FUND. SHAREHOLDERS WITH CERTIFICATES OUTSTANDING SHOULD CONTACT THEIR FINANCIAL ADVISOR OR CALL PRUDENTIAL MUTUAL FUNDS CUSTOMER SERVICE DIVISION (1-800-225-1852) TO DEPOSIT THEIR CERTIFICATES.



We value your investment and thank you for the confidence you have placed in Prudential Mutual Funds.



Sincerely,



Brian M. Storms


PRESIDENT, PRUDENTIAL MUTUAL FUNDS AND ANNUITIES



Prudential Municipal Series Fund and Prudential Municipal Bond Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 09102-4077

         PRUDENTIAL MUNICIPAL SERIES FUND--MARYLAND AND MICHIGAN SERIES
              PRUDENTIAL MUNICIPAL BOND FUND--INTERMEDIATE SERIES


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                                 --------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 --------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of the Shareholders of each of the Maryland and Michigan Series (collectively, the State Series) of Prudential Municipal Series Fund (Series Fund) and the Shareholders of the Intermediate Series (Intermediate Series, and collectively, with the State Series, the Series and each a Series) of Prudential Municipal Bond Fund (Municipal Bond Fund) will be held at 9:00 A.M. Eastern time, on December 3, 1998, at The Prudential Insurance Company of America, Plaza Building, 751 Broad Street, Newark, New Jersey 07102, for the following purposes:



    1. With respect to each of the Maryland and Michigan Series, separately, to approve an Agreement and Plan of Reorganization whereby all of the assets of each of the Maryland and Michigan Series will be transferred to Prudential National Municipals Fund, Inc. (National Municipals Fund) in exchange for shares of the National Municipals Fund and National Municipals Fund's assumption of all of the liabilities, if any, of each of the Maryland and Michigan Series.



    2. With respect to the Intermediate Series, to approve an Agreement and Plan of Reorganization whereby all of the assets of the Intermediate Series will be transferred to National Municipals Fund in exchange for shares of the National Municipals Fund and National Municipals Fund's assumption of all of the liabilities, if any, of Intermediate Series.



    3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.



    Only shares of beneficial interest of the Series of record at the close of business on October 15, 1998, are entitled to notice of and to vote at this Meeting or any adjournment thereof.


                                          S. JANE ROSE
                                            SECRETARY


Dated: October   , 1998


  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

         PRUDENTIAL MUNICIPAL SERIES FUND--MARYLAND AND MICHIGAN SERIES
                                      AND
              PRUDENTIAL MUNICIPAL BOND FUND--INTERMEDIATE SERIES.
                                PROXY STATEMENT
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 255-1852

                                ----------------


    Prudential Municipal Series Fund (Series Fund) is an open-end, management investment company comprised of thirteen separate series, two of which are the Maryland Series and the Michigan Series (collectively, the State Series). Prudential Municipal Bond Fund (Municipal Bond Fund) is an open-end diversified management investment company comprised of three Series, one of which is the Intermediate Series (Intermediate Series and, collectively with the State Series, the Series and each a Series), Prudential National Municipals Fund, Inc. (National Municipals Fund) is an open-end, diversified, management investment company. Each of Series Fund, Municipal Bond Fund and National Municipals Fund (collectively, the Funds) are managed by Prudential Investments Fund Management LLC, and have the same address.



    The Maryland and Michigan Series each is a non-diversified series, the investment objective of each of which is to provide the maximum amount of income that is exempt from Maryland or Michigan state taxes, respectively, and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the State Series may each invest in debt securities with the potential for capital gain. The investment objective of Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The investment objective of National Municipals Fund is to seek a high level of current income exempt from federal income taxes.



    This Prospectus and Proxy Statement is being furnished to shareholders of each Series in connection with an Agreement and Plan of Reorganization with respect to the State Series and an Agreement and Plan of Reorganization with respect to Intermediate Series (the State Series Plan, the Intermediate Series Plan and, collectively, the Plans), whereby National Municipals Fund will acquire all of the assets of each Series and assume the liabilities, if any, of each Series.



    If the Plans are each approved by the respective Series' shareholders, the respective Series will be terminated and shareholders of each State Series Class A, Class B and Class C shares will receive Class A shares of National Municipals Fund; shareholders of Intermediate Series Class A, Class B and Class C shares will receive Class A, Class B, and Class C shares, respectively, of National Municipals Fund; and shareholders of Intermediate Series Class Z shares will receive Class A shares of National Municipal Fund. Shareholders of National Municipals Fund are not being asked to vote on the Plans. The Shareholders of each Series vote separately on the respective Plan and the reorganization of any Series into National Municipals Fund is not contingent on that Plan being approved by any other Series.



    This Prospectus and Proxy Statement sets forth concisely information about National Municipals Fund that prospective investors should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of National Municipals Fund, dated March 4, 1998, as supplemented on July 1, 1998 and September 1, 1998, and the Annual and Semi-Annual Reports to Shareholders of National Municipals Fund for the fiscal year ended December 31, 1997, and the six-month period ended June 30, 1998, respectively, which Prospectus and Supplement and Annual and Semi-Annual Reports are incorporated by reference herein. The Prospectus of each State Series, each dated October , 1998; the Annual Report to Shareholders of each State Series for the fiscal year ended August 31, 1998, which Prospectuses and Annual and Semi-Annual Reports are incorporated by reference herein; the Prospectus of Intermediate Series dated July 1, 1998, as supplemented August 27, 1998 and September 1, 1998, the Annual Report to Shareholders of Intermediate Series for the fiscal year ended April 30, 1998, which Prospectus, Supplements and Annual Report are incorporated by reference herein; and the Statement of Additional Information of National Municipals Fund, dated March 4, 1998, have been filed with the Securities and Exchange Commission (Commission), and are available without charge upon written request to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 or by calling the toll-free number shown above. Additional information contained in a Statement of Information dated October , 1998, forming a part of National Municipals Fund's Registration Statement on Form N-14 has been filed with the Commission, is incorporated herein by reference and is available without charge upon request to the address or telephone number shown above.



    This Prospectus and Proxy Statement will first be mailed to shareholders on or about October [ ], 1998.



    Investors are advised to read and retain this Prospectus and Proxy Statement for future reference.

                                ----------------


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



     The date of this Prospectus and Proxy Statement is October [  ], 1998

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
         PRUDENTIAL MUNICIPAL SERIES FUND--MARYLAND AND MICHIGAN SERIES
              PRUDENTIAL MUNICIPAL BOND FUND--INTERMEDIATE SERIES



                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                                 --------------


             PROSPECTUS AND PROXY STATEMENT DATED OCTOBER   , 1998

                                 --------------

                                    SYNOPSIS


    The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement and the Agreements and Plans of Reorganization (with respect to each of the Maryland and Michigan Series, the State Series Plan; with respect to the Intermediate Series, the Intermediate Series Plan, and collectively, the Plans) and is qualified by reference to the more complete information contained herein as well as in the Prospectuses of the Maryland Series and Michigan Series (collectively the State Series) of Prudential Municipal Series Fund (Series Fund) and the Prospectus of Intermediate Series (Intermediate Series, collectively with the State Series, the Series) of the Prudential Municipal Bond Fund (Municipal Bond Fund) and the enclosed Prospectus of Prudential National Municipals Fund, Inc. (National Municipals Fund, and together with the Series Fund and Municipal Bond Fund, the Funds). Shareholders should read the entire Prospectus and Proxy Statement carefully.



GENERAL



    This Prospectus and Proxy Statement is furnished by the Trustees of the Series Fund and Municipal Bond Fund in connection with the solicitation of Proxies for use at a Special Meeting of Shareholders of each of the Series of such Funds (the Meeting) to be held at 9:00 A.M. on December 3, 1998 at the Prudential Insurance Company of America, Plaza Building, 751 Broad Street, Newark, New Jersey 07102. The purpose of the Meeting is to approve each Plan whereby all of the assets of the respective Series will be acquired by, and the liabilities of each Series, if any, will be assumed by National Municipals Fund, in exchange for shares of common stock of National Municipals Fund, and such other business as may properly come before the Meeting or any adjournment thereof. The Plans are attached to this Prospectus and Proxy Statement as Appendix B.



    Approval of the Plans with respect to a particular Series requires the affirmative vote of a majority of the shares of that Series that are outstanding and entitled to vote. Shareholders of each Series vote together and not by separate class within each Series. Approval of the Plans by the shareholders of National Municipals Fund is not required and the Plans are not being submitted for their approval. The Shareholders of each Series vote separately on the respective Plan, and the reorganization of any series (each a Reorganization) into National Municipals Fund is not contingent on that Plan being approved by any other Series.



THE PROPOSED REORGANIZATIONS



    The Directors of National Municipals Fund and the Trustees of both Series Fund and Municipal Bond Fund have approved each respective Plan. Each Plan provides for the transfer of all the assets of the respective Series in exchange for shares of common stock of National Municipals Fund and the assumption by National Municipals Fund of the liabilities, if any, of such Series. Following approval by the shareholders of the Maryland or Michigan Series, Class A shares of National Municipals Fund will be distributed to Class A, Class B and Class C shareholders of that Series and the Series will be terminated. Following approval by Intermediate Series' shareholders, Class A, Class B and Class C shares of National Municipals Fund will be distributed to Class A, Class B and Class C shareholders, respectively, of Intermediate Series; and Class A shares of National Municipals Fund will be distributed to Class Z shareholders of Intermediate Series; and Intermediate Series will be terminated. Each Reorganization will become effective as soon as practicable after the Meeting. Each Series' shareholders will receive the number of full and fractional shares of National Municipals Fund of the applicable Class equal in value (rounded to the third decimal place) to such shareholder's corresponding shares of the Series as of the closing date.



REASONS FOR THE REORGANIZATIONS



    There are a number of similarities between each Series and National Municipals Fund that led to consideration of the Plans. The following are among the reasons for each Reorganization proposed by Prudential Investments Fund Management LLC (PIFM), the Manager of each Fund:



    THE SERIES HAVE BEEN UNABLE TO ATTRACT SIGNIFICANT ASSETS. Assets in each of the Series have been steadily declining during the past several years. As of June 30, 1998, Maryland and Michigan Series' assets were approximately $30,950,000 and $54,413,000, respectively, with 1,357 and 2,368 shareholders, respectively. As of June 30, 1998, the Intermediate Series assets were approximately $38,624,000 with 1,711 shareholders. As a result, the Series have been operated with relatively high expense ratios. Because of their size, the Series' do not enjoy the economies of scale of National Municipals Fund. The
Manager believes the Series' situations are not likely to improve. The Distributor of Series Fund and Municipal Bond Fund limited distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% of the average daily net asset value of the Class A shares and to no more than .75 of 1% of the average daily net assets of the Class C shares, respectively, for each respective Series. Although such distribution fee limitations or waivers have been in place for some time for the Series, such limitations or waivers are voluntary and could therefore be eliminated at any time.



    NATIONAL MUNICIPALS FUND AND THE SERIES HAVE SIMILAR INVESTMENT POLICIES. National Municipals Fund and each Series invest primarily in investment grade debt securities of municipal debt obligations, the investment income from which is exempt from federal income taxes. However, shareholders of the Maryland and Michigan Series should recognize that if the Reorganization occurs, income from their investment in National Municipals Fund will likely be subject to Maryland and Michigan state income taxes, as applicable. Shareholders of each Series are advised to consult their own tax advisers regarding specific questions as to federal, state, or local taxes. See "--Investment Objectives and Policies" below. An additional difference is that each of the Series seeks a high level of income consistent with capital preservation while National Municipals Fund does not similarly seek capital preservation.



    NATIONAL MUNICIPALS FUND OFFERS GREATER DIVERSIFICATION OF ASSETS AND REDUCES POTENTIAL CONCERNS RELATING TO INADEQUATE SUPPLY OF MUNICIPAL BONDS FROM SPECIFIC STATES. Because the Maryland and Michigan Series must each invest at least 80% of its total assets in municipal obligations of issuers located in Maryland or Michigan, respectively, and other obligations of qualifying issuers, each of their portfolios are more susceptible to factors adversely affecting issuers of such obligations than is a national municipal bond fund such as National Municipals Fund. In addition, the State Series from time to time may have difficulty obtaining suitable investments due to inadequate supply. A national municipal fund such as National Municipals Fund is not similarly constrained as to potential purchasers.

    AFTER IMPLEMENTATION OF EACH PLAN, THE FORMER SHAREHOLDERS OF EACH SERIES AND THE SHAREHOLDERS OF NATIONAL MUNICIPALS FUND MAY BENEFIT FROM REDUCED EXPENSES RESULTING FROM GREATER ECONOMIES OF SCALE. The Trustees of Series Fund, the Trustees of the Municipal Bond Fund and the Directors of National Municipals Fund believe that each Reorganization may achieve certain economies of scale that each Series alone cannot realize because of its small size, and that National Municipals Fund would realize the benefits of a larger asset base. The combination of the Series and National Municipals Fund would eliminate certain duplicate expenses, such as those incurred in connection with separate audits and the preparation of separate financial statements for the Series and National Municipals Fund, and reduce other expenses, because their expenses would be spread across a larger asset base.



    The ratios of total expenses to average net assets for Class A, Class B and Class C shares of National Municipals Fund and Class A, Class B, and Class C shares of each Series and, with respect to Intermediate Series, Class Z shares were as follows:



                                                                       CLASS A        CLASS B        CLASS C        CLASS Z
                                                                    -------------  -------------  -------------  -------------
NATIONAL MUNICIPALS FUND:
  Six Months Ended June 30, 1998(1)...............................         0.73%          1.13%          1.38%            --
  Fiscal Year Ended December 31, 1997(2)..........................         0.70%          1.10%          1.35%            --
  Fiscal Year Ended December 31, 1997(3)..........................         0.73%          1.13%          1.38%            --
MARYLAND SERIES:
  Six Months Ended February 28, 1998(1)...........................         1.19%          1.59%          1.84%            --
  Fiscal Year Ended August 31, 1998...............................         1.12%          1.52%          1.77%            --
MICHIGAN SERIES:
  Six Months Ended February 28, 1998(1)...........................         0.94%          1.34%          1.59%            --
  Fiscal Year Ended August 31, 1998...............................         0.91%          1.31%          1.56%            --
INTERMEDIATE SERIES:
  Fiscal Year Ended April 30, 1998(2).............................         1.31%          1.71%          1.96%          1.21%
  Fiscal Year Ended April 30, 1998(3).............................         1.33%          1.73%          1.98%          1.23%


---------------

(1) Figures are annualized and unaudited.



(2) Net of management fee waiver and/or expense subsidy. As of September 1, 1997, the Manager eliminated its management fee waiver (.05 of 1%) with respect to both National Municipal Fund and the Series.



(3) Before consideration of management fee waiver and/or expense subsidy.



     AFTER IMPLEMENTATION OF THE PLANS, CERTAIN SHAREHOLDERS OF THE STATE SERIES SHOULD BENEFIT FROM REDUCED DISTRIBUTION FEES AND SALES LOADS. If the State Series Plan is implemented, each Class A, Class B and Class C shareholder of the State Series will receive the number of full and fractional Class A shares of National Municipals Fund equal to the net asset value (rounded to the third decimal place) of such shareholder's shares as of the closing date. Class A, Class B and Class C shares of the State Series and Intermediate Series currently are subject to maximum distribution fees of .10 of 1%, .50 of 1% and .75 of 1%, respectively (after reduction). Class A shares of National Municipals Fund currently are subject to a maximum distribution fee of .10 of 1% (after reduction). Accordingly, Class B and Class C shareholders of the State Series should benefit from reduced distribution fees since they will receive Class A shares in the Reorganization. Furthermore, Class B and Class C shares of the Series currently are subject to maximum deferred sales loads of up to 5% and 1%, respectively. If the State Series Plan is implemented, such shareholders will receive Class A shares of National Municipals Fund, which are not subject to a deferred sales load. Therefore, Class B and Class C shareholders of the State Series should benefit from the elimination of otherwise applicable sales loads if the State Series Plan is approved.

    If the State Series Plan is implemented, Class A shareholders of the State Series will be subject to the same distribution fee charged by National Municipals Fund as is currently charged by the State Series (each after reduction). Like Class A shares of the State Series, the Class A shares of National Municipals Fund to be received in the Reorganizations by Class A shareholders of the State Series will not be subject to any deferred sales load. Therefore, Class A shareholders of the State Series will not be subject to any additional distribution fees or sales loads following the Reorganizations.



    If the Intermediate Series Plan is implemented, each Class A and Class Z shareholder of Intermediate Series will receive the number of full and fractional Class A shares of National Municipals Fund equal to the net asset value (rounded to the third decimal place) of such shareholder's shares as of the closing date. Each Class B and Class C shareholder of Intermediate Series will receive the number of full and fractional Class B and Class C shares, respectively, of National Municipals Fund equal to the net asset value (rounded to the third decimal place) of such shareholder's shares as of the closing date. Class A, Class B and Class C shares of Intermediate Series currently are subject to maximum distribution fees (after reduction) of .10 of 1%, .50 of 1% and .75 of 1%, respectively, which are the same maximum distribution fees (after reduction) with respect to Class A, Class B and Class C shares of National Municipals Fund. Furthermore, Class A shares of Intermediate Series and National Municipals Fund are not subject to any deferred sales load and Class B and Class C shares of Intermediate Series are subject to the same deferred sales loads with respect to Class B and Class C shares of National Municipals Fund, respectively. Therefore, Class A, Class B and Class C shareholders of Intermediate Series will not be subject to any additional distribution fees or sales loads following the Reorganization. Although Class Z shareholders of Intermediate Series will be subject to a maximum distribution fee (after reduction) of .10 of 1% with respect to the Class A shares of National Municipals Fund to be received in the Reorganization, it is anticipated that the Total Fund Operating Expenses (after reduction) with respect to Class A shares of National Municipals Fund following the Reorganization will be lower than Total Fund Operating Expenses with respect to Class Z shares of Intermediate Series prior to the Reorganization. See "Fees and Expenses--Pro Forma Expense Ratios--Annual Fund Operating Expenses (as a percentage of average net assets)."



    NATIONAL MUNICIPALS FUNDS HAS ACHIEVED A YIELD COMPARABLE TO THE SERIES. The municipal obligations held by National Municipals Fund have historically had a higher gross yield than the obligations in the other Series' portfolios, and National Municipals Fund has lower expense ratios than each Series due to its appreciably larger size. The following table presents the 30 day yield for each Series and National Municipals Fund (on a pre- and after-state income tax basis) for the period ended June 30, 1998:



                                                                                  ADJUSTED
                                                                 NATIONAL         NATIONAL
                MARYLAND         MICHIGAN       INTERMEDIATE    MUNICIPALS       MUNICIPALS
                 SERIES           SERIES           SERIES          FUND             FUND
                 30 DAY           30 DAY           30 DAY         30 DAY           30 DAY
  CLASS        SEC YIELD*       SEC YIELD*       SEC YIELD*     SEC YIELD*       SEC YIELD*
  -----      --------------   --------------   --------------   -----------   ----------------
 A               3.67%            3.75%            3.51%           4.16%      3.95%**/3.98%***
 B               3.39%            3.46%            3.23%           3.89%            N/A
 C               3.14%            3.23%            2.97%           3.64%            N/A
 Z                 N/A              N/A            3.73%             N/A            N/A


------------

    Past performance is not a guarantee of future results.



  * After distribution subsidy.



 ** After application of Maryland state tax rate of 4.95%.



*** After application of Michigan state tax rate of 4.40%.

    NATIONAL MUNICIPALS FUND HAS ACHIEVED AVERAGE ANNUAL TOTAL RETURNS COMPARABLE TO THE SERIES. The following table reflects each Fund's respective average annual total returns (unaudited) before and after application of the management fee waivers and/or subsidy and after distribution fee reduction as of June 30, 1998.



                                AFTER MANAGEMENT FEE WAIVER            BEFORE MANAGEMENT FEE WAIVER
                                  AND/OR EXPENSE SUBSIDY+                 AND/OR EXPENSE SUBSIDY+
                           -------------------------------------   -------------------------------------
                           CLASS A   CLASS B   CLASS C   CLASS Z   CLASS A   CLASS B   CLASS C   CLASS Z
                           -------   -------   -------   -------   -------   -------   -------   -------
NATIONAL MUNICIPALS FUND:
  One Year...............   5.52%     3.34%      7.07%      N/A      5.52%    3.34%      7.07%      N/A
  Five Years.............   5.07%     5.14%       N/A       N/A      5.10%    5.17%       N/A       N/A
  Ten Years..............    N/A      7.30%       N/A       N/A       N/A     7.32%       N/A       N/A
  Since Inception*.......   7.32%     8.64%      6.54%      N/A      7.33%    8.64%      6.57%      N/A
MARYLAND SERIES:
  One Year...............   5.11%     3.03%      6.76%      N/A      5.11%    3.03%      6.76%      N/A
  Five Years.............   4.64%     4.71%       N/A       N/A      4.68%    4.75%       N/A       N/A
  Ten Years..............    N/A      6.75%       N/A       N/A       N/A     6.78%       N/A       N/A
  Since Inception*.......   6.58%     6.89%      6.08%      N/A      6.60%    7.07%      6.13%      N/A
MICHIGAN SERIES:
  One Year...............   5.42%     3.25%      6.98%      N/A      5.42%    3.25%      6.98%      N/A
  Five Years.............   5.05%     5.09%       N/A       N/A      5.09%    5.12%       N/A       N/A
  Ten Years..............    N/A      7.32%       N/A       N/A       N/A     7.33%       N/A       N/A
  Since Inception*.......   7.05%     8.13%      6.26%      N/A      7.07%    8.24%      6.31%      N/A
INTERMEDIATE SERIES:
  One Year...............   3.41%     1.18%      4.92%     6.71%     3.41%    1.18%      4.92%     6.71%
  Five Years.............   4.13%     4.18%       N/A       N/A      4.17%    4.22%       N/A       N/A
  Ten Years..............    N/A      6.13%       N/A       N/A       N/A     6.49%       N/A       N/A
  Since Inception*.......   6.07%     6.19%      4.78%     6.36%     6.22%    6.61%      4.83%     6.31%


------------

+ As of September 1, 1997, PIFM discontinued its management fee waiver for the Series and National Municipals Fund.


* Inception dates: Class A, January 22, 1990, Class B, May 18, 1984, Class C, August 1, 1994, and Class Z (Intermediate Series only), September 16, 1996.


    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    For the reasons set forth below under "The Proposed Transaction--Reasons for the Reorganizations Considered by the Trustees/Directors," the Directors of National Municipals Fund, and the Trustees of Series Fund and Municipal Bond Fund, including those Directors or Trustees who are not "interested persons" (Independent Directors or Trustees), as that term is defined in the Investment Company Act of 1940, as amended (Investment Company Act), have concluded that each Reorganization would be in the best interests of the shareholders of National Municipals Fund and the respective Series and that the interests of shareholders of National Municipals Fund and the respective Series will not be diluted as a result of the proposed transaction. Accordingly, the Board of Directors of National Municipals Fund and the Trustees of Series Fund and Municipal Bond Fund each recommend approval of the respective Plans.



STRUCTURE OF THE SERIES AND NATIONAL MUNICIPALS FUND



    Each Series is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share, whereas National Municipals Fund is authorized to issue 750 million shares of common stock, $.01 par value per share. The State Series and National Municipals Fund have each divided their shares into three classes, designated Class A, Class B and Class C, each of which is currently being offered by the respective funds. Intermediate Series has divided its shares into four classes, designated Class A, Class B, Class C and Class Z, each of which is currently being offered by Municipal Bond Fund. Each class of shares represents an interest in the same assets of the Maryland, Michigan or Intermediate Series or National Municipals Fund, as the case may be, and is identical in all respects except that (i) each class is subject to different sales charges and/or service fees (except for Class Z shares of Intermediate Series, which are not subject to any sales charges or distribution and/or service fees), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) with respect to Intermediate Series, Class Z shares are offered to a limited group of investors. The distribution systems for Class A, Class B and Class C shares of each Fund are identical. Share certificates will be issued by National Municipals Fund upon written request to Prudential Mutual Fund Services LLC, the Fund's Transfer Agent. See "Shareholder Guide" in the National Municipals Fund's Prospectus. National Municipals Fund has received an order from the Commission permitting the issuance and sale of multiple
classes   of  shares.  Pursuant  to   National  Municipals  Fund's  Articles  of
Incorporation, Series Fund's Declaration of Trust and Municipal Bond Fund's Declaration of Trust, each Fund's Board of Directors/Trustees may authorize the creation of additional series of shares, and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as that Fund's Board of Directors/Trustees may determine.



    The Board of Directors/Trustees of each Fund may increase or decrease the number of authorized shares of its respective Fund without approval by the shareholders. Shares of National Municipals Fund or a Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of each Fund under certain circumstances. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of National Municipals Fund or a Series is entitled to its portion of all of National Municipals Fund's or the Series, assets after all debt and expenses of that Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. None of the Funds' shares have cumulative voting rights for the election of Directors/Trustees.

    If a stock certificate is desired by a shareholder of National Municipals Fund or a Series, it must be requested in writing for each purchase of shares. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities Incorporated (Prudential Securities) will not receive stock certificates.



    It is the present intent of the Directors of National Municipals Fund and the Trustees of Series Fund and Municipal Bond Fund not to hold annual meetings of shareholders unless the election of Directors/Trustees is required under the Investment Company Act, nor to hold special meetings of shareholders unless required by the Investment Company Act or state law.


INVESTMENT OBJECTIVES AND POLICIES


    National Municipals Fund's investment objective is to seek a high level of current income exempt from federal income taxes. There can be no assurance that such investment objective will be achieved. National Municipals Fund seeks to achieve its objective by investing primarily in long-term medium quality bonds of municipalities possessing adequate but not outstanding capacities to service their debt. While the investment adviser will not be limited by the ratings assigned by the rating services, National Municipals Fund will be principally invested in municipal bonds rated A and Baa by Moody's Investors Group (Moody's) and A and BBB by Standard & Poor's Ratings Group (S&P). Unlike the Series, preservation of capital is not an objective for National Municipals Fund. Under normal circumstances, National Municipals Fund intends to invest substantially all, and in any event at least 80%, of its total assets in municipal bonds and municipal notes (E.G., tax revenue and bond anticipation notes). National Municipals Fund may invest in variable rate securities and inverse floating rate obligations and may engage in various hedging and return enhancing strategies, including the purchase and sale of derivatives. These strategies include the purchase of put options and the purchase and sale of financial futures contracts and options thereon. See "Principal Risk Factors--Hedging and Return Enhancement Strategies." National Municipals Fund may invest up to 15% of its net assets in illiquid securities and may borrow an amount equal to no more than 33 1/3% of the value of its total assets from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions.



    The investment objective of each of Maryland and Michigan Series is to provide the maximum amount of income that is exempt from, respectively, Maryland and Michigan state tax and federal income taxes as is consistent with the preservation of capital and, in conjunction therewith, the Maryland and Michigan Series may each invest in debt securities with the potential for capital gain. There can be no assurance that such investment objectives will be achieved. To achieve these objectives, the Maryland and Michigan Series each seeks to invest at least 70% of its total assets in debt obligations rated Baa or above by Moody's or BBB or above by S&P and may invest up to 30% of its total assets in debt obligations rated below Baa by Moody's or BBB by S&P. The Maryland and Michigan Series each invests primarily in municipal and local government obligations of Maryland and Michigan, respectively, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from the state taxes of Michigan and Maryland, respectively, and federal income taxes. Therefore, Maryland and Michigan Series investors who are residents of Maryland or Michigan, respectively, receive income that is generally exempt from income taxation by their state of residence.



    Intermediate Series' investment objective is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. There can be no assurance that the investment objective will be achieved. Intermediate Series invests all of its assets in securities rated at least BBB by S&P or Baa by Moody's and invests at least 60% of its portfolio in securities rated A or better by Moody's or S&P.



    Each Series may invest in floating rate and variable rate securities, including participation interests therein and inverse floating rate obligations. Each Series may purchase and sell options and futures contracts, however, the Maryland and Michigan Series may only do so for hedging purposes. See "Principal Risk Factors--Hedging and Return Enhancement Strategies" below. Each Series may invest up to 15% of its net assets in illiquid securities and may borrow an amount equal to no more than 33 1/3% of the value of its total assets from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions.



    The State Series will invest in long-term obligations and the dollar-weighted average maturity of the State Series' portfolio will generally range from ten to twenty years. The State Series may also invest in certain short-term tax exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes. Intermediate Series invests in municipal obligations with maturities of between 5 and 15 years and simultaneously hedges the price volatility of such contracts through the sale of futures contracts. Rather than hedging the municipal obligation entirely, Intermediate Series will sell futures contracts in sufficient amounts so that the dollar-weighted average maturity of Intermediate Series' portfolio will be more than three and less than ten years. In this manner, the investment adviser creates a synthetic obligation through the construction of a partially hedged longer-term obligation position. See "Principal Risk Factors--Long Term Bonds."


FEES AND EXPENSES


    MANAGEMENT  FEES.    PIFM,  the  Manager  of  each  Fund  and  an  indirect,
wholly-owned  subsidiary  of  The   Prudential  Insurance  Company  of   America
(Prudential), is compensated, pursuant to a management agreement with National Municipals Fund, at an annual rate of .50 of 1% of the first $250 million of the average daily net assets of National Municipals Fund, .475 of 1% of the next $250 million of the average daily net assets of National Municipals Fund, .45 of 1% of the next $500 million of National Municipals Fund's average daily net assets, .425 of 1% of the next $250 million of National Municipals Fund's average daily net assets, .40 of 1% of the next $250 million of National Municipals Fund's average daily net assets and .375 of 1% of the average daily net assets of National Municipals Fund in excess of $1.5 billion. Pursuant to a management agreement with Series Fund, PIFM is compensated at an annual rate of
 .50 of 1% of the average daily net assets of each of Maryland and Michigan Series. Pursuant to a management agreement with Municipal Bond Fund, PIFM is compensated at an annual rate of .50 of 1% of the average daily net assets of Intermediate Series up to $1 billion and .45 of 1% of the average daily net assets of Intermediate Series in excess of $1 billion.



    For the fiscal year ended December 31, 1997, National Municipals Fund paid PIFM management fees of .48% of National Municipals Fund's average daily net assets. For the fiscal year ended August 31, 1998, Maryland and Michigan Series paid PIFM management fees at an annual rate of .50 of 1% of its average daily net assets. For the fiscal year ended April 30, 1998, Municipal Bond Fund paid PIFM management fees of .48% of average daily net assets on behalf of Intermediate Series. PIFM discontinued its management fee waiver of .05 of 1% with respect to National Municipals Fund and each Series as of September 1, 1997.


    Under subadvisory agreements between PIFM and The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), the Subadviser provides investment advisory services for the management of the respective Funds. Each subadvisory agreement provides that PIFM will reimburse PI for its reasonable costs and expenses in providing investment advisory services. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreements for both Funds and supervises the Subadviser's performance of its services on behalf of each Fund.



    DISTRIBUTION FEES. Prudential Investment Management Series LLC (the Distributor), a wholly-owned subsidiary of Prudential and an affiliate of Prudential Securities and Pruco Securities Corporation, serves as the distributor of the Class A, Class B and Class C shares of each Fund and for Class Z shares of Intermediate Series for Municipal Bond Fund.



    Under separate Distribution and Service Plans adopted by each Fund (the Class A Plan, Class B Plan and Class C Plan, collectively, the Distribution Plans) pursuant to Rule 12b-1 under the Investment Company Act, and approved by the shareholders of the applicable class of National Municipals Fund and each Series and under separate distribution agreements (the Distribution Agreements), the Distributor incurs the expenses of distributing the Class A, Class B and Class C shares of National Municipals Fund and each Series, respectively. The Distributor incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement with Municipal Series Fund, none of which are reimbursed by or paid for by Municipal Bond Fund. These expenses include (i) commissions and account servicing fees, (ii) advertising expenses, (iii) the cost of printing and mailing prospectuses, and (iv) indirect and overhead costs associated with the sale of each of National Municipals Fund's and the Series' shares.



    Under the Funds' Class A, Class B and Class C Plans, each Fund pays the Distributor for distribution expenses at an annual rate of up to .30 of 1%, .50 of 1% and up to 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. Each Fund's Class B Plan provides for the payment of an asset-based sales charge of up to .50 of 1% of the average daily net assets of National Municipals Fund's and each Series' Class B shares and a service fee of up to .25 of 1% of the average daily net assets of National Municipals Fund's and each Series' Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. National Municipals Fund's and each Series' Class C Plan provides for the payment to the Distributor of an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares and a service fee of up to .25 of 1% of the average daily net assets of the Class C shares.



    The Distributor has voluntarily limited its distribution-related fees payable under National Municipals Fund's and each Series', Class A and Class C Plans to .10 of 1% and .75 of 1% of the average daily net assets, respectively, of the Class A and Class C shares.



    For the most recently completed fiscal year ends, each Fund paid the Distributor .10%, .50% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively.



    Under each Plan, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, that Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit. The Class A Plan, Class B Plan and Class C Plan of National Municipals Fund are substantially identical to the Class A Plan, Class B Plan and Class C Plan, respectively, of Series Fund (State Series) and Municipal Bond Fund (Intermediate Series).



    OTHER EXPENSES. National Municipals Fund and each Series also pay certain other expenses in connection with their operation, including accounting, legal, audit and registration expenses. Although the basis for calculating these fees and expenses is the same for National Municipals Fund and each Series, the per share effect on shareholder returns is affected by their relative size. Combining the National Municipals

Fund with each Series will reduce certain expenses. For example, only one annual audit of the combined Fund will be required rather than separate audits of National Municipals Fund and each Series as is currently required.



    SHAREHOLDER TRANSACTION EXPENSES. The following table provides the fees that an investor would be subject to in connection with a purchase or redemption of Class A, Class B and Class C Shares of National Municipals Fund the Series and Class Z shares of Intermediate Series. However, if the Plans are implemented, Class A, Class B and Class C shareholders of the State Series and Class A and Class Z shareholders of Intermediate Series will receive Class A shares of National Municipals Fund, regardless of the class of shares of the Series held prior to the Reorganizations.



SHAREHOLDER TRANSACTION
 EXPENSES+                       CLASS A SHARES        CLASS B SHARES            CLASS C SHARES        CLASS Z SHARES
                                 --------------  ---------------------------  --------------------  --------------------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)...............        3%                   None                      None                  None
Maximum Deferred Sales Load (as
 a percentage of original
 purchase price or redemption
 proceeds, whichever is
 lower)........................       None        5% during the first year,    1% on redemptions            None
                                                  decreasing by 1% annually   made within one year
                                                   to 1% in the fifth and         of purchase
                                                   sixth years and 0% the
                                                        seventh year*
Maximum Sales Load Imposed on
 Reinvested Dividends..........       None                  None                      None                  None
Redemption Fees................       None                  None                      None                  None
Exchange Fees..................       None                  None                      None                  None


------------

 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of National Municipals Fund and each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of each Fund/ Series rather than on a per shareholder basis. Therefore, long-term shareholders of each Fund/Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares.



 * Class B shares automatically convert to Class A shares approximately seven years after purchase.



    EXPENSE RATIOS. For its fiscal year ended December 31, 1997, total expenses stated as a percentage of average net assets of National Municipals Fund were 0.70%, 1.10% and 1.35% for Class A, Class B and Class C shares. After the management fee waiver, such ratio would have been 0.73%, 1.13% and 1.38% for
Class A, Class B and Class C shares, respectively. For the six-month period ended June 30, 1998, total expenses (annualized and unaudited), stated as a percentage of average net assets of National Municipals Fund were 0.73%, 1.13% and 1.38% for Class A, Class B, and Class C shares, respectively. For the fiscal year ended August 31, 1998, total expenses stated as a percentage of average net assets of each of the State Series were %, % and % for Maryland Series and %, % and % for Michigan Series for Class A, Class B and Class C shares, respectively. For the fiscal year ended April 30, 1998, total expenses stated as a percentage of average net assets of Intermediate Series were 1.31%, 1.71%, 1.96% and 1.21% for Class A, Class B, Class C and Class Z shares, respectively. After the management fee waiver and expense subsidy, such ratios would have been 1.33%, 1.73%, 1.98% and 1.23% for the Class A, Class B, Class C and Class Z shares, respectively.

    PRO FORMA EXPENSE RATIOS. Following the reorganization, the actual expense ratios of the combined fund are expected to be lower than those of the State Series for the State Series' fiscal year ended August 31, 1998 and than those of Intermediate Series for Intermediate Series' fiscal year ended April 30, 1998. Set forth below is a comparison of National Municipals Fund's and each Series' operating expenses for, in the case of National Municipals Fund, the fiscal year ended December 31, 1997, in the case of State Series, the fiscal year ended August 31, 1998 and, in the case of Intermediate Series, the fiscal year ended April 30, 1998, each before management fee waiver and before consideration of expense subsidy. The ratios for National Municipals Fund, Maryland and Michigan Series, and Intermediate Series are also shown on a pro forma (estimated) combined basis, after giving effect to the Reorganizations.



                      ANNUAL FUND OPERATING EXPENSES                           CLASS A      CLASS B      CLASS C      CLASS Z
                  (AS A PERCENTAGE OF AVERAGE NET ASSETS)                      SHARES       SHARES       SHARES       SHARES
                                                                             -----------  -----------  -----------  -----------
Management Fees:
  Maryland Series..........................................................        0.50%        0.50%        0.50%          --
  Michigan Series..........................................................        0.50%        0.50%        0.50%          --
  Intermediate Series......................................................        0.50%        0.50%        0.50%        0.50%
  National Municipals Fund.................................................        0.48%        0.48%        0.48%          --
  NATIONAL MUNICIPALS FUND (PRO FORMA COMBINED)............................        0.47%        0.47%        0.47%          --
12b-1 Fees (After Reduction):+
  Maryland Series..........................................................        0.10%        0.50%        0.75%          --
  Michigan Series..........................................................        0.10%        0.50%        0.75%          --
  Intermediate Series......................................................        0.10%        0.50%        0.75%        None
  National Municipals Fund.................................................        0.10%        0.50%        0.75%          --
  NATIONAL MUNICIPALS FUND (PRO FORMA COMBINED)............................        0.10%        0.50%        0.75%          --
Other Expenses:
  Maryland Series..........................................................        0.57%        0.57%        0.57%          --
  Michigan Series..........................................................        0.36%        0.36%        0.36%          --
  Intermediate Series......................................................        0.73%        0.73%        0.73%        0.73%
  National Municipals Fund.................................................        0.15%        0.15%        0.15%          --
  NATIONAL MUNICIPALS FUND (PRO FORMA COMBINED)............................        0.15%        0.15%        0.15%          --
Total Fund Operating Expenses (After Reduction):+
  Maryland Series..........................................................        1.17%        1.57%        1.82%          --
  Michigan Series..........................................................        0.96%        1.36%        1.61%          --
  Intermediate Series......................................................        1.33%        1.73%        1.98%        1.23%
  National Municipals Fund.................................................        0.73%        1.13%        1.38%          --
  NATIONAL MUNICIPALS FUND (PRO FORMA COMBINED)............................        0.72%        1.12%        1.37%          --


---------------

+ Although the Class A and Class C Distribution and Service Plans provide that each Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has limited its distribution fees with respect to the Class A and Class C shares of each Fund to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively. Total Fund Operating Expenses of the Class A and Class C shares without such limitations would be 1.37% and 2.07%, respectively, for Maryland Series, 1.16% and 1.86%, respectively, for Michigan Series, 1.53% and 2.23%, respectively, for Intermediate Series, 0.93% and 1.63%, respectively, for National Municipals Fund, and 0.92% and 1.62%, for National Municipals Fund (pro forma combined), as of each Fund's most recent fiscal year end.

    The example set forth below shows the expenses that an investor in the combined fund (assuming approval by shareholders of each Series) would pay on a $1,000 investment, based upon the pro forma ratios set forth above.



EXAMPLE                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period
  National Municipals Fund
    Class A......................................................   $37       $52       $69       $117
    Class B......................................................   $61       $66       $72       $120
    Class C......................................................   $24       $43       $74       $163


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PURCHASES AND REDEMPTIONS


    Purchases of shares of each Series and National Municipals Fund are made through the Distributor, through dealers, including Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the respective Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share next determined after receipt of a purchase order by the Transfer Agent or plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares).



    The minimum initial investment for Class A and Class B shares of each Fund is $1,000 per class and $5,000 for Class C shares and the minimum subsequent investment is $100 for all classes. Class A shares of each Fund are sold with an initial sales charge of up to 3.00% of the offering price. Class B shares of each Fund are sold without an initial sales charge but are subject to a contingent deferred sales charge (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase. Class C shares of each Fund are sold without an initial sales charge and, for one year after purchase, are subject to a 1% contingent deferred sales charge on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class. Class Z shares of Intermediate Series are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. Class Z Shares are not subject to any ongoing service or distribution expenses.



    Shares of each Fund may be redeemed at any time at the net asset value next determined after the Distributor or the Transfer Agent receives the sell order. As indicated above, the proceeds of redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge. Class A, Class B and Class C shareholders of the State Series and Class A and Class Z shareholders of Intermediate Series will receive the number of full and fractional Class A shares of National Municipals Fund equal to the net asset value (rounded to the third decimal place) to such shareholders' Class A, Class B, Class C and Class Z shares as of the closing date. The Class B and Class C shareholders of Intermediate Series will receive the number of full and fractional Class B and Class C shares of National Municipals Fund equal to the net asset value (rounded to the third decimal place) to such shareholders' shares as of the closing date. NO CONTINGENT DEFERRED SALES

CHARGES WILL BE IMPOSED IN CONNECTION WITH THE REORGANIZATION. FOLLOWING THE REORGANIZATION, SHAREHOLDERS HOLDING CLASS A SHARES OF NATIONAL MUNICIPALS FUND LIKEWISE WILL NOT BE SUBJECT TO ANY CONTINGENT DEFERRED SALES CHARGES.


EXCHANGE PRIVILEGES


    The  exchange  privileges  available  to  Class  A,  Class  B  and  Class  C shareholders of National Municipals Fund are identical to the exchange privileges of Class A, Class B and Class C shareholders, respectively, of each Series. National Municipals Fund does not offer Class Z shares. Shareholders of both National Municipals Fund and each Series have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B and Class C shares of each Fund may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of relative net asset value. No sales charge will be imposed at the time of the exchange. Any applicable contingent deferred sales charge payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase excluding the time shares were held in a money market fund. Class B and Class C shares of either Fund may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. An exchange will be treated as a redemption and purchase for tax purposes.


DIVIDENDS AND DISTRIBUTIONS


    Each Fund expects to declare daily and to pay dividends of net investment income, if any, monthly and make distributions at least annually of any net capital gains. Shareholders of National Municipals Fund and each Series receive dividends and other distributions in additional shares of National Municipals Fund and each Series, respectively, unless they elect to receive them in cash. Each Series shareholder's election with respect to reinvestment of dividends and distributions in each Series will be automatically applied with respect to the National Municipals Fund shares he or she receives pursuant to the applicable Plan.


FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION


    The Funds shall have received on the closing date opinions of Swidler Berlin Shereff Friedman, LLP to the effect that each of the proposed Reorganizations will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, no gain or loss will be recognized to National Municipals Fund or any Series upon the transfer of assets solely in return for shares of National Municipals Fund and National Municipals Fund's assumption of liabilities, if any, or to shareholders of any Series upon their receipt of shares of National Municipals Fund in return for their shares of the Series. The tax basis for the shares of National Municipals Fund received by each Series' shareholders will be the same as their tax basis for the shares of each respective Series to be constructively surrendered in exchange therefor. In addition, the holding period of the shares of National Municipals Fund to be received pursuant to each Reorganization will include the period during which the shares of each respective Series to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange. See "The Proposed Transaction--Tax Considerations."

                             PRINCIPAL RISK FACTORS


    As the investment policies of Natural Municipals Fund and the Series are similar, the risks associated with such investments also are similar. Below is a summary of such risks. For a more complete discussion of the risks attendant to an investment in National Municipals Fund, please see the National Municipals Fund Prospectus, which accompanies this Prospectus and Proxy Statement.


RATINGS


    While National Municipals Fund's investment adviser will not be limited by the ratings assigned by the ratings services, the municipal bonds in which National Municipals Fund's portfolio will be principally invested will be rated A or Baa by Moody's and A or BBB by S&P, or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. Bonds rated Baa by Moody's lack outstanding investment characteristics and, in fact, have speculative characteristics as well. In addition, National Municipals Fund may acquire municipal bonds which have been rated below medium quality (below BBB/ Baa) by the ratings services if, in the judgment of National Municipals Fund's investment adviser, the bonds have the characteristics of medium quality obligations.



    Each of Maryland and Michigan Series invests at least 70% of its total assets in securities which are rated BBB or above by S&P and Baa or above by Moody's or comparably rated by another NRSRO and up to 30% of its total assets in securities rated below BBB by S&P or below Baa by Moody's or comparably rated by another NRSRO or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to such investment grade rated securities. Such lower-rated high yield securities are commonly referred to as junk bonds. Intermediate Series, under normal circumstances, invests all of its assets in securities rated at least BBB by S&P or Baa by Moody's and invests at least 60% of its portfolio in securities rated A or better by Moody's or S&P.



    Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Municipal bonds of medium or lower-rated quality (I.E., high yield or junk bonds) are subject to fluctuation in value as a result of changing economic circumstances, as well as changes in interest rates. Thus, while medium or lower-rated obligations generally provide a higher yield than high quality municipal bonds of similar maturities, such obligations are subject to a greater degree of market fluctuation with less certainty of the issuer's continuing ability to meet the payments of principal and interest when due, and may have speculative characteristics not present in bonds of higher quality. Lower-rated or unrated debt obligations also present the risk that, if an issuer calls the obligation in for redemption, it may have to be replaced with a lower-yielding security, resulting in a decreased return for investors. If a State Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.



HEDGING AND RETURN ENHANCEMENT STRATEGIES



    National Municipals Fund may also engage in various portfolio strategies, including the purchase and sale of derivatives, to reduce certain risks of its investments for bona fide hedging, risk management and return enhancement purposes. These strategies include the purchase of put or tender options on municipal bonds and notes and the purchase and sale of financial futures contracts and options thereon and municipal bond index futures contracts. National Municipals Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed.

    Participation in the options and futures markets involves investment risks and transaction costs to which National Municipals Fund would not be subject absent the use of these strategies. National Municipals Fund's successful use of financial futures contracts and options on futures contracts depends upon the ability of its investment adviser to accurately predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if National Municipals Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, National Municipals Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if National Municipals Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. National Municipals Fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before National Municipals Fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead. If National Municipals Fund then concludes not to invest in securities at that time because of concern as to possible future market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.


    Each Series may also engage in various portfolio strategies, including the purchase and sale of certain derivatives although the State Series may not do so for return enhancement purposes. These strategies include the purchase of put options and the purchase and sale of futures contracts and options thereon. Each Series' participation in the options and futures markets subjects the Series to similar types of hedging risks and, in the case of Intermediate Series, return enhancement risks, as described above for National Municipals Fund. Subsequent to the Reorganizations, shareholders of the State Series will be subject to the additional risks associated with the use of derivatives for return enhancement.



LONG TERM BONDS



    National Municipals Fund primarily invests in long-term municipal bonds, including obligations with longer maturities (E.G., 20 years or more). The State Series invest in long-term obligations, and the dollar-weighted average maturity of the Series will generally range between 10 and 20 years. Intermediate Series invests primarily in municipal obligations with maturities between 3 and 15 years and will have a dollar-weighted average portfolio maturity of more than 3 and less than 10 years. Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates than do those with shorter maturities.


TAX CONSIDERATIONS


    National Municipals Fund may purchase municipal obligations of any state, territory or possession of the United States, or any political subdivision thereof. As a result, upon consummation of the Reorganizations, shareholders of the Maryland or Michigan Series that are residents in Maryland or Michigan, respectively, will be subject to certain state income taxes with respect to that portion of National Municipals Fund's income not earned from municipal obligations the income from which is exempt from Maryland or Michigan state income taxes. Shareholders of each Series are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. Each of the Series and National Municipals Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under the Internal Revenue Code.


    Interest on certain municipal bonds and municipal notes held by National Municipals Fund may be subject to the federal alternative minimum tax. From time to time, National Municipals Fund may purchase municipal bonds and municipal notes that are "private activity bonds" (as defined in the Internal Revenue
Code), the interest on which is a tax preference subject to the alternative minimum tax.

REALIGNMENT OF INVESTMENT PORTFOLIO


    The portfolio manager of National Municipals Fund anticipates selling certain securities in the investment portfolio of the combined Fund following the consummation of such transaction. The portfolio manager of National Municipals Fund expects that the sale of assets acquired from each Series and the purchase of other securities may affect the aggregate amount of taxable gains and losses generated by National Municipals Fund.



                            THE PROPOSED TRANSACTION



AGREEMENTS AND PLANS OF REORGANIZATION



    The terms and conditions under which the proposed transaction may be consummated are set forth in the Plans. Significant provisions of the Plans are summarized below; however, this summary is qualified in its entirety by reference to the Plans, a copy of each of which is attached as Appendix B to this Prospectus and Proxy Statement.



    The State Series Plan contemplates (i) National Municipals Fund acquiring all of the assets of each of Maryland and Michigan Series in exchange for shares of National Municipals Fund and the assumption by National Municipals Fund of Maryland and Michigan Series' liabilities, if any, as of the Closing Date (December 4, 1998, or such later date as the parties may agree) and (ii) the constructive distribution on the date of the exchange, expected to occur on or about the Closing Date, of Class A shares of National Municipals Fund to the Class A, Class B and Class C shareholders of Maryland and Michigan Series as provided for by the State Series Plan.



    The Intermediate Series Plan contemplates (i) National Municipals Fund acquiring all of the assets of Intermediate Series in exchange for shares of National Municipals Fund and the assumption by National Municipals Fund of Intermediate Series' liabilities, if any, as of the Closing Date (December 4, 1998, or such later date as the parties may agree) and (ii) the constructive distribution on the date of the exchange, expected to occur on or about the Closing Date, of Class A, Class B and Class C shares of National Municipals Fund to the Class A, Class B and Class C shareholders of Intermediate Series and of Class A shares of National Municipals Fund to the Class Z shareholders of Intermediate Series, as provided for by the Intermediate Series Plan.



    The assets of each Series to be acquired by National Municipals Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by each Series and deferred or prepaid assets shown as assets on the books of each Series. National Municipals Fund will assume from each Series all debts, liabilities, obligations and duties of each Series of whatever kind or nature, if any; provided, however, that each Series will utilize its best efforts, to the extent practicable, to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date. National Municipals Fund will deliver to each Series Class A shares of National

Municipals Fund, which the Maryland and Michigan Series will then distribute to their Class A, Class B and Class C shareholders, respectively, and Intermediate Series will then distribute to its Class A and Class Z shareholders, respectively. National Municipals Fund will simultaneously deliver to Intermediate Series Class B and Class C shares of National Municipals Fund which Intermediate Series will then distribute to its Class B and Class C shareholders, respectively. Share certificates in National Municipals Fund will only be issued upon written request to Prudential Mutual Fund Services LLC. See "Shareholder Guide" in National Municipals Fund's Prospectus.



    The value of each Series' assets to be acquired and liabilities to be assumed by National Municipals Fund and the net asset value of a share of National Municipals Fund will be determined as of 4:15 P.M., New York time, on the Closing Date in accordance with the valuation procedures of each respective Fund's then current prospectus and statement of additional information.



    As soon as practicable after the Closing Date, Series Fund and Municipal Bond Fund will terminate the State Series and Intermediate Series, respectively, and distribute PRO RATA to each respective Series' shareholders of record the applicable shares of National Municipals Fund received by each Series in exchange for the applicable shareholders' interests in the Series evidenced by their shares of beneficial interest of the Series and each Fund will file with the Secretary of State of the Commonwealth of Massachusetts a Certificate of Termination terminating each respective Series. Such distribution will be accomplished by opening accounts on the books of National Municipals Fund in the name of each Series' shareholders and by transferring thereto the shares of National Municipals Fund previously credited to the account of each Series on those books. Each shareholder account shall represent the respective PRO RATA number of National Municipals Fund shares of common stock due to such Series shareholder. Fractional shares of National Municipals Fund will be rounded to the third decimal place.



    Accordingly, each shareholder of Class A, Class B and Class C shares of the State Series and Class A and Class Z shares of Intermediate Series will own Class A shares of National Municipals Fund immediately after the Reorganizations that, except for rounding, will be equal to the value immediately prior to the Reorganizations of that shareholder's Class A, Class B or Class C shares of Maryland and Michigan Series or, in the case of Intermediate Series, the value of that shareholder's Class A or Class Z shares. Each Class B and Class C shareholder of the Intermediate Series will own Class B and Class C shares, respectively, of National Municipals Fund immediately after the Reorganizations that, except for rounding, will be equal to the value of that shareholder's
Class B or Class C shares, respectively, of Intermediate Series immediately prior to the Reorganizations. Moreover, because shares of National Municipals Fund will be issued at net asset value in exchange for net assets of each Series that, except for rounding, will equal the aggregate value of those shares, the net asset value per share of National Municipals Fund will be unchanged. Thus the Reorganizations will not result in a dilution of the value of any shareholder account. However, in general, the Reorganizations will substantially reduce the percentage of ownership of each shareholder of the Series below such shareholder's current percentage of ownership in that Series because, while such shareholder will have the same dollar amount invested initially in National Municipals Fund that he or she had invested in the Series, his or her investment will represent a smaller percentage of the combined net assets of National Municipals Fund and the Series.



    Any transfer taxes payable upon issuance of shares of National Municipals Fund in a name other than that of the registered holder of the shares on the books of each Series as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of each Series will continue to be the responsibility of each Series up to and including the Closing Date and such later date on which each Series is terminated.

    On the effective date of the Reorganizations, the name of National Municipals Fund will be unchanged.



    The consummation of the proposed transactions is subject to a number of conditions set forth in the Plans, some of which may be waived by the Directors of National Municipals Fund and the Trustees of Series Fund and the Trustees of Municipal Bond Fund. The Plans may be terminated and the proposed transactions abandoned at any time with respect to one or more Series, before or after approval by the shareholders of each Series, prior to the Closing Date. In addition, the Plans may be amended with respect to each Series in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting of shareholders of each Series that would detrimentally affect the value of National Municipals Fund shares to be distributed to each Series' shareholders.



REASONS FOR THE REORGANIZATIONS CONSIDERED BY THE TRUSTEES/DIRECTORS



    The Trustees of Series Fund and the Trustees of Municipal Bond Fund, including a majority of the Independent Trustees, have determined that the interests of each Series' shareholders will not be diluted as a result of the proposed transaction and that the proposed transaction is in the best interests of the shareholders of the respective Series. In addition, the Directors of National Municipals Fund, including a majority of the Independent Directors, have determined that the interests of National Municipals Fund shareholders will not be diluted as a result of the proposed transaction and that the proposed transactions are in the best interests of the shareholders of National Municipals Fund.



    The reasons that the Reorganizations were proposed by PIFM are described above under "Synopsis-- Reasons for the Reorganizations." The Trustees of Series Fund and the Trustees of Municipal Bond Fund and the Directors of National Municipals Fund based their decisions to approve the Plans on an inquiry into a number of factors, including the following:



        (1) The compatibility of the investment objectives, policies and restrictions of National Municipals Fund and each respective Series, and the fact that National Municipals Fund's portfolio is less susceptible to the risks associated with investments concentrated in a single state;



        (2)  the  relative  past  and  current  growth  in  assets,   historical
    investment performance and perceived future prospects of National Municipals Fund and each of the Series;



        (3) the effect of the proposed transactions on the expense ratios of National Municipals Fund and each of the Series;



        (4) the costs of the Reorganizations, which will be paid for by National Municipals Fund and each of the Series in proportion to their respective asset levels;



        (5) the tax-free nature of the Reorganizations to National Municipals Fund, each of the Series and their shareholders;



        (6) with respect to the State Series Plan, if such Plan is approved, former shareholders of Maryland and Michigan Series, who would have otherwise received income generally exempt from Maryland or Michigan taxation, respectively, from Maryland and Michigan Series, will be subject to Maryland and Michigan state taxation on income derived from National Municipals Fund following each Reorganization;



        (7) the potential benefits to the shareholders of each of the Series and National Municipals Fund; and

        (8) other options to each Reorganization, including a continuance of a Series in its present form, a change of manager or investment objective or a termination of a Series with the distribution of the cash proceeds to the Series shareholders.



    If a Plan is not approved by shareholders of any of the Series, Series Fund's Trustees and Municipal Bond Fund's Trustees may consider other appropriate action, such as the termination of the applicable Series or a merger or other business combination with an investment company other than National
Municipals Fund. The Shareholders of each Series vote separately on the respective Plan and the Reorganization of any Series into National Municipals Fund is not contingent on the Plan being approved by any other Series.


DESCRIPTION OF SECURITIES TO BE ISSUED


    National Municipals Fund's shares represent shares of common stock with $.01 par value per share. Shares of National Municipals Fund will be issued to each Series' shareholders on the Closing Date as considered in each Plan. Each share represents an equal and proportionate interest in National Municipals Fund with each other share of the same class. Shares entitle their holders to one vote per full share and fractional votes for fractional shares held. Each share of National Municipals Fund has equal voting, dividend and liquidation rights with other shares, except that each class has exclusive voting rights with respect to its distribution plan, as noted under "Synopsis--Structure of the Series and National Municipals Fund" above. Dividends paid by National Municipals Fund with respect to each class of shares, to the extent any are paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares.


TAX CONSIDERATIONS


    The Fund will have received opinions on the Closing Date from Swidler Berlin Shereff Friedman, LLP to the effect that (1) the proposed transactions described above will constitute reorganizations within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code; (2) no gain or loss will be recognized by shareholders of the Series upon liquidation of each Series and the distribution of shares of National Municipals Fund constructively in exchange for their shares of that Series (Internal Revenue Code Section 354(a)(1)); (3) no gain or loss will be recognized by each Series upon the transfer of that Series' assets to National Municipals Fund in exchange solely for shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, and the subsequent distribution of those shares to that Series'
shareholders in liquidation thereof (Internal Revenue Code Sections 361(a) and 357(a)); (4) no gain or loss will be recognized by National Municipals Fund upon the receipt of such assets in exchange solely for National Municipals Fund's shares and its assumption of the Series' liabilities, if any (Internal Revenue Code Section 1032(a)); (5) National Municipals Fund's basis for the assets received pursuant to each Reorganization will be the same as the basis thereof in the hands of each Series immediately before the Reorganization, and the holding period of those assets in the hands of National Municipals Fund will include the holding period thereof in each Series' hands (Internal Revenue Code Sections 362(b) and 1223(2)); (6) each Series' shareholders' basis for the shares of National Municipals Fund to be received by them pursuant to each Reorganization will be the same as their basis for the shares of each Series to be constructively surrendered in exchange therefor (Internal Revenue Code
Section 358(a)(1)); and (7) the holding period of the shares of National Municipals Fund to be received by the shareholders of each Series pursuant to each Reorganization will include the period during which the shares of each Series to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange (Internal Revenue Code Section 1223(1)). It should be noted that no rulings have been sought by the IRS and that an opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that the proposed transaction is taxable, then the proposed transactions would be treated as taxable sales of each Series' assets to National Municipals Fund followed by the taxable liquidation of each Series, and shareholders of each Series would recognize gain or loss as a result of such transaction.



CERTAIN OTHER COMPARATIVE INFORMATION ABOUT THE FUNDS



    National Municipals Fund is a Maryland corporation and the rights of its shareholders are governed by its Articles of Incorporation, By-Laws and the Maryland General Corporation Law. Series Fund and Municipal Bond Fund are each a Massachusetts business trust and the rights of each Fund's shareholders are governed by that Fund's Declaration of Trust, By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.



    CAPITALIZATION. National Municipals Fund has issued shares of common stock, par value $.01 per share. Its Articles of Incorporation authorize National Municipals Fund to issue 750 million shares of common stock divided into three classes, consisting of 250 million authorized Class A shares, 250 million authorized Class B shares and 250 million authorized Class C shares. Series Fund and Municipal Bond Fund each has issued shares of beneficial interest, par value $.01 per share, currently divided into thirteen series and three series, respectively. Series Fund's Declaration of Trust authorizes the State Series to issue an unlimited number of shares of beneficial interest, divided into three classes, designated Class A, Class B and Class C shares. Municipal Bond Fund's Declaration of Trust authorizes Municipal Bond Fund to issue an unlimited number of shares of beneficial interest, divided into four classes, designated Class A, Class B, Class C and Class Z shares. The State Series currently offer Class A, Class B and Class C shares. Intermediate Series currently offers Class A, Class B, Class C and Class Z shares. The Board of Directors of National Municipals Fund may authorize an increase in the number of authorized shares and the Board of Directors/ Trustees of each Fund may reclassify unissued shares to authorize additional classes of shares having terms and rights determined by its Board of Directors/Trustees, all without shareholder approval.



    SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, none of the Funds is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee or to transact any other business when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office at the time were elected by shareholders.



    Under each of the Declarations of Trust of Municipal Bond Fund and Series Fund, shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act; (3) any amendment of the Declaration of Trust, other than amendments to change the Fund's name, authorize additional series of shares, supply any omission or cure, correct or supplement any ambiguity or defective or inconsistent provision contained therein; (4) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the applicable Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; (6) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act; and (7) such additional matters relating to the applicable Fund as may be required by law, the applicable Fund's

Declaration of Trust, By-Laws, or any registration of the applicable Fund with the Commission or any state securities commission, or as the Trustees may consider necessary or desirable. Each Fund's shareholders also vote upon changes in fundamental investment policies or restrictions.



    Each Declaration of Trust provides that a "Majority Shareholder Vote" of the Fund is required to decide any question. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of: (i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders; or
(iii) a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.


    Shareholders in National Municipals Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, a merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.


    Series Fund's, Municipal Bond Fund's and National Municipals Fund's By-Laws each provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting. Matters requiring a larger vote by law or under the organization documents for any of the Funds are not affected by such quorum requirements.


    SHAREHOLDER  LIABILITY.    Under Maryland  law,  National  Municipals Fund's
shareholders have no personal liability as such for National Municipals Fund's acts or obligations.


    Under Massachusetts law, Series Fund's and Municipal Bond Fund's shareholders, under certain circumstances, could be held personally liable for their respective Fund's obligations. However, each Declaration of Trust of Series Fund and Municipal Bond Fund disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each note, bond, contract, order, agreement, obligation or instrument entered into or executed by such Fund or its Trustees. Each Fund's Declaration of Trust provides for indemnification out of such Fund's property for all losses and expenses of any shareholder held personally liable for such Fund's obligations solely by reason of his or her being or having been a Fund shareholder and not because of his or her acts or omissions or some other reason. Thus, each such Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.


    LIABILITY AND INDEMNIFICATION OF DIRECTORS AND TRUSTEES. Under Maryland law, a Director or officer of National Municipals Fund is not liable to National Municipals Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent such exemption from liability or limitation thereof is not permitted by law, including the Investment Company Act. National Municipals Fund's By-Laws provide that its Directors and officers will not be liable to National Municipals Fund, and may be indemnified for liabilities, for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

    The Declaration of Trust of Series Fund and Municipal Bond Fund provides that no Trustee or officer of such Fund shall be liable to the Trust or shareholders for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Under such Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee provided, generally, such Trustee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Fund.



    Under the Investment Company Act, a Director of National Municipals Fund and a Trustee of Series Fund and Municipal Bond Fund may not be protected against liability to National Municipals Fund, Series Fund or Municipal Bond Fund, respectively, and their security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the Commission interprets the Investment Company Act to require additional limits on indemnification of Directors, Trustees and officers.

PRO FORMA CAPITALIZATION



    The following table shows the capitalization of National Municipals Fund and each Series as of June 30, 1998 and the pro forma combined capitalization as if the reorganization had occurred on that date.


                                NATIONAL
                            MUNICIPALS FUND                       MARYLAND SERIES                     MICHIGAN SERIES
                 --------------------------------------  ----------------------------------  ----------------------------------
                   CLASS A       CLASS B      CLASS C      CLASS A      CLASS B    CLASS C     CLASS A      CLASS B    CLASS C
Net Assets.....  $480,442,843  $128,212,019  $1,658,644  $18,934,642  $11,894,140  $121,275  $30,555,911  $23,419,714  $437,827
Net Asset Value
 per share.....  $      16.07  $      16.11  $    16.11  $     11.23  $     11.25  $  11.25  $     12.26  $     12.25  $  12.25
Shares
 Outstanding...    29,888,170     7,957,475     102,944    1,685,367    1,057,361    10,781    2,492,518    1,911,495    35,735


                              INTERMEDIATE SERIES                          PRO FORMA COMBINED
                 ----------------------------------------------  --------------------------------------
                   CLASS A      CLASS B    CLASS C    CLASS Z      CLASS A       CLASS B      CLASS C
Net Assets.....  $14,102,410  $22,709,950  $456,914  $1,354,859  $581,263,822  $150,921,969  $2,115,558
Net Asset Value
 per share.....  $     10.93  $     10.93  $  10.93  $    10.93  $      16.07  $      16.11  $    16.11
Shares
 Outstanding...    1,290,031    2,076,916    41,787     123,929    36,162,033     9,367,155     131,306

                   INFORMATION ABOUT NATIONAL MUNICIPALS FUND

FINANCIAL INFORMATION

                              FINANCIAL HIGHLIGHTS


    For additional condensed financial information for National Municipals Fund, see "Financial Highlights" in the National Municipals Fund Prospectus, which accompanies this Prospectus and Proxy Statement. The following financial highlights contain selected data for a share of Class A, Class B and Class C outstanding, total return, ratios to average net assets and other supplemental data for the periods presented.



                                                SIX-MONTH PERIOD ENDED
                                                  JUNE 30, 1998 (c)                 YEAR ENDED DECEMBER 31, 1997
                                          ----------------------------------     ----------------------------------
                                          CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                          --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $ 16.12      $ 16.16      $ 16.16      $ 15.56      $ 15.60      $ 15.60
                                          --------     --------     --------     --------     --------     --------
                                          --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................      .40          .36          .34          .81(b)       .75(b)       .71(b)
Net realized and unrealized gain (loss)
 on investment transactions.............    (.05)        (.05)        (.05)          .67          .67          .67
                                          --------     --------     --------     --------     --------     --------
    Total from investment operations....      .35          .31          .29         1.48         1.42         1.38
                                          --------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income....    (.40)        (.36)        (.34)        (.81)        (.75)        (.71)
Distributions in excess of net
 investment income......................       --           --           --        (.01)        (.01)        (.01)
Distributions from net realized gains...       --           --           --        (.10)        (.10)        (.10)
                                          --------     --------     --------     --------     --------     --------
    Total distributions.................   (0.40)       (0.36)       (0.34)        (.92)        (.86)        (.82)
                                          --------     --------     --------     --------     --------     --------
Net asset value, end of year............  $ 16.07      $ 16.11      $ 16.11      $ 16.12      $ 16.16      $ 16.16
                                          --------     --------     --------     --------     --------     --------
                                          --------     --------     --------     --------     --------     --------
TOTAL RETURN (a):.......................     2.21%        2.00%        1.88%        9.80%        9.35%        9.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........  $480,443     $128,212     $ 1,659      $493,178     $141,528     $   825
Average net assets (000)................  $485,960     $138,886     $ 1,168      $491,279     $151,938     $   758
Ratios to average net assets:
  Expenses, including distribution
   fees.................................      .73%(d)     1.13%(d)     1.38%(d)      .70%(b)     1.10%(b)     1.35%(b)
  Expenses, excluding distribution
   fees.................................      .63%(d)      .63%(d)      .63%(d)      .60%(b)      .60%(b)      .60%(b)
  Net investment income.................     4.96%(d)     4.56%(d)     4.31%(d)     5.15%(b)     4.75%(b)     4.50%(b)
Portfolio turnover......................       14%          14%          14%          38%          38%          38%


------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Net of management fee waiver.


(c)Figures are unaudited.


(d)Figures are annualized.

GENERAL

    For a discussion of the organization, classification and sub-classification of National Municipals Fund, see "General Information" and "Fund Highlights" in the National Municipals Fund Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

    For a discussion of National Municipals Fund's investment objective and policies and risk factors associated with an investment in National Municipals Fund, see "How the Fund Invests" in the National Municipals Fund Prospectus.

DIRECTORS

    For a discussion of the responsibilities of National Municipals Fund's Board of Directors, see "How the Fund is Managed" in the National Municipals Fund Prospectus.

MANAGER AND PORTFOLIO MANAGER

    For a discussion of National Municipals Fund's Manager, Subadviser portfolio manager and Distributor, see "How the Fund is Managed--Manager" in the National Municipals Fund Prospectus.

PERFORMANCE


    For a discussion of National Municipals Fund's performance during the fiscal year ended December 31, 1997 and the six-month period ended June 30, 1998, see Appendix A hereto.


NATIONAL MUNICIPALS FUND'S SHARES


    For a discussion of National Municipals Fund's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "How the Fund is Managed" in the National Municipals Fund Prospectus.


NET ASSET VALUE


    For a discussion of how the offering price of National Municipals Fund's shares is determined, see "How the Fund Values its Shares" in the National Municipals Fund Prospectus.


TAXES, DIVIDENDS AND DISTRIBUTIONS

    For a discussion of National Municipals Fund's policy with respect to dividends and distributions and the tax consequences of an investment in Class A shares, see "Taxes, Dividends and Distributions" in the National Municipals Fund Prospectus.

ADDITIONAL INFORMATION


    National Municipals Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith files reports and other information with the Securities and Exchange Commission (Commission). Proxy material, reports and other information filed by National Municipals Fund can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. Shareholder inquiries should be addressed to National Municipals Fund at Gateway Center Three, Newark, New Jersey 07102, or by
telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

                          INFORMATION ABOUT THE SERIES


FINANCIAL INFORMATION


    For condensed financial information for each Series, see "Financial Highlights" in each Series' Prospectus, the State Series' Annual Reports to Shareholders for the fiscal year ended August 31, 1998, and Intermediate Series' Annual Report to Shareholders for the fiscal year ended April 30, 1998, which are available without charge upon oral or written request to Series Fund or Municipal Bond Fund, as applicable. See "Additional Information" below.


GENERAL


    For a discussion of the organization, classification and sub-classification of each Series, see "General Information" and "Fund Highlights" in each Series' Prospectus.


INVESTMENT OBJECTIVE AND POLICIES


    For a discussion of the Series' investment objective and policies and risk factors associated with an investment in the Series, see "How the Fund Invests" in each Series' Prospectus.


TRUSTEES


    For a discussion of the responsibilities of Series Fund's or Municipal Bond Fund's Board of Trustees, see "How the Fund is Managed" in each Series' Prospectus.


MANAGER AND PORTFOLIO MANAGER


    For a discussion of each Series' Manager and Subadviser and portfolio manager, see "How the Fund is Managed--Manager" in each Series' Prospectus.


PERFORMANCE


    For a discussion of each Series' performance during its fiscal year, see the State Series Annual Reports to Shareholders for the fiscal year ended August 31, 1998, and the Intermediate Series' Annual Report to Shareholders for the fiscal year ended April 30, 1998, which are available without charge upon oral or written request to Series Fund or Municipal Bond Fund, respectively. See "Additional Information" below.


SERIES FUND'S SHARES


    For a discussion of each Series' shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "How the Fund is Managed" in each Series' Prospectus.


NET ASSET VALUE


    For a discussion of how the offering price of each Series' shares is determined, see "How the Fund Values its Shares" in each Series' Prospectus.


TAXES, DIVIDENDS AND DISTRIBUTIONS


    For a discussion of each Series' policy with respect to dividends and distributions and the tax consequences of an investment in Class A shares, see "Taxes, Dividends and Distributions" in each Series' Prospectus.


ADDITIONAL INFORMATION


    Additional information concerning Maryland and Michigan Series is incorporated herein by reference from the current Prospectus of each Series dated October , 1998. Copies of each State Series' Prospectus and Annual Report to Shareholders for the fiscal year ended August 31, 1998 are available without charge upon oral or written request to Series Fund. Additional information concerning Intermediate Series is incorporated herein by reference from Intermediate Series' current prospectus dated July 1, 1998 and supplements dated August 27, 1998 and September 1, 1998. Copies of Intermediate Series' Prospectus and Supplements thereto and Annual Report to Shareholders for the fiscal year ended April 30, 1998 are available without charge upon oral or written request to Municipal Bond Fund. To obtain a Maryland, Michigan or Intermediate Series Prospectus or Annual Report, call (800) 225-1852 or write to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Shareholder inquiries should be addressed to Series Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).



    Reports and other information filed by any of the Series can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Commission's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.


                               VOTING INFORMATION


    If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of Series Fund or the Secretary of Municipal Bond Fund, as applicable, or by attendance at the Meeting. If sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. Any questions as to an adjournment of the Meeting will be voted on by the persons named in the enclosed Proxy in the same manner that the Proxies are instructed to be voted. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.



    If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business. Because approval of each proposed Reorganization requires the affirmative vote of a majority of the total shares outstanding of the respective Series, an abstention or broker non-vote will have the effect of a vote against such proposed matters.



    The close of business on October 15, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Series' Meeting. On that date, Maryland Series had [ ] Class A shares, [ ] Class B shares and [ ] Class C shares outstanding and entitled to vote;
Michigan  Series had [       ] Class A, [       ]  Class B and [       ] Class C
shares outstanding and entitled to vote;  and Intermediate Series had [        ]
Class  A, [        ] Class B,  [        ] Class C and  [        ] Class Z shares
outstanding and entitled to vote.

    Each share of each Series will be entitled to one vote at the Series' Meeting. It is expected that the Notice of Special Meeting, Prospectus and Proxy Statement and form of Proxy will be mailed to the Series' shareholders on or about October 30, 1998.



    As of October 15, 1998, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of Maryland Series:


NAME                                       SHARES/CLASS      % OWNERSHIP
----------------------------------------  --------------     -----------



    As of October 15, 1998, the Trustees and officers of Series Fund, as a group, owned less than 1% of the outstanding shares of Maryland Series.


                                 --------------


    As of October 15, 1998, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of Michigan series:



NAME                                       SHARES/CLASS      % OWNERSHIP
----------------------------------------  --------------     -----------




    As of October 15, 1998, the Trustees and officers of Series Fund, as a group, owned less than 1% of the outstanding shares of Michigan Series.


                                 --------------


    As of October 15, 1998, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of Intermediate Series:



NAME                                       SHARES/CLASS      % OWNERSHIP
----------------------------------------  --------------     -----------




    As of October 15, 1998, the Trustees and officers of Municipal Bond Fund, as a group, owned less than 1% of the outstanding shares of Intermediate Series.

    As of October 15, 1998, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of any class of National Municipals
Funds:



NAME                                       SHARES/CLASS       % OWNERSHIP
----------------------------------------  --------------     -------------
[Registration                                  [19,807/C             42.0%
Mrs. Christine Doyle
58 Remington Rd
Ridgefield CT 06877-4326
TSA Reality Associates Limited                   4,716/C             10.0%
Partnership
555 Long Wharf Dr
New Haven CT 06511-6107
Huntington Newspapers Inc                        7,104/C             15.1%]
ATTN: LARRY HENSLEY
PO Box 860
Huntington IN 46750-0860]



    As of October 15, 1998, the Directors and officers of National Municipals Fund, as a group, owned less than 1% of the outstanding shares of such Fund.



    The expenses of reorganization and solicitation will be borne by Series Fund, Municipal Bond Fund and National Municipals Fund in proportion to their respective assets and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders. The Trustees of Series Fund have retained Shareholder Communications Corporation, a proxy solicitation firm, to assist in the solicitation of Proxies for the Meeting. The fees and expenses of Shareholder Communications Corporation are not expected to exceed $11,000, excluding mailing and printing costs. The solicitation of Proxies will be largely by mail but may include telephonic, telegraphic or oral communication by regular employees of Prudential Securities and its affiliates, including PIFM. This cost, including specified expenses, also will be borne by Series Fund, Municipal Bond Fund and National Municipals Fund in proportion to their respective assets.


                                 OTHER MATTERS


    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of each Series arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of each Series, taking into account all relevant circumstances.


                            SHAREHOLDERS' PROPOSALS


    A shareholder proposal intended to be presented at any subsequent meeting of the shareholders of the State Series or Intermediate Series must be received by Series Fund or Municipal Bond Fund, respectively, a reasonable time before the Trustees' solicitation relating to such meeting is made in order to be included in the Series' Proxy Statement and form of Proxy relating to that meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. In the event that the Plans are approved at this Meeting with respect to each Series, it is not expected that there will be any future shareholder meetings of the Series.

    It is the present intent of the Board of Directors of National Municipals Fund and the Trustees of Series Fund and the Trustees of Municipal Bond Fund not to hold annual meetings of shareholders unless the election of Directors/Trustees is required under the Investment Company Act nor to hold special meetings of shareholders unless required by the Investment Company Act or state law.


                                          S. JANE ROSE
                                            SECRETARY


Dated: [October   , 1998]

Prudential National Municipals Fund, Inc.

PERFORMANCE AT A GLANCE.

Long-term interest rates declined (and bond prices rose) in the U.S. as inflation remained mild in 1997. Municipal bonds also indirectly benefited when investors sought more dependable securities in the wake of an Asian economic crisis. Your Prudential National Municipals Fund beat the Lipper Average by investing in higher yielding bonds and non-callable bonds that gained sharply as interest rates fell.

------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS(1)                                                 AS OF 12/31/97
------------------------------------------------------------------------------------------
                     One              Five               Ten                  Since
                    Year             Years              Years               Inception(2)
------------------------------------------------------------------------------------------
Class A         9.80% (9.73%)    39.44% (39.26%)         N/A              83.23%  (83.01%)
------------------------------------------------------------------------------------------
Class B         9.35  (9.28)     36.76  (36.59)    109.77% (109.51%)     342.44  (341.89)
------------------------------------------------------------------------------------------
Class C         9.08  (9.01)         N/A                 N/A              25.92   (25.77)
------------------------------------------------------------------------------------------
Lipper Gen.
Muni Avg(3)     9.11                39.28               121.06                 ***
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                             AS OF 12/31/97
------------------------------------------------------------------------------------------
                     One              Five               Ten                  Since
                    Year             Years              Years               Inception(2)
------------------------------------------------------------------------------------------
Class A         6.50%  (6.44%)   6.23%  (6.20%)          N/A              7.51%  (7.50%)
------------------------------------------------------------------------------------------
Class B         4.35   (4.28)    6.31   (6.28)      7.69% (7.68%)         8.77
------------------------------------------------------------------------------------------
Class C         8.08   (8.01)         N/A                N/A              6.98   (6.94)
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                  Taxable Equivalent Yield(4)
                        Total Distributions        30-Day             At Tax Rates Of
                          Paid for 12 Mos.        SEC Yield            36%     39.6%
             --------------------------------------------------------------------------------
 DIVIDENDS   Class A          $0.92                4.22%             6.59%     6.99%
 & YIELDS    --------------------------------------------------------------------------------
  AS OF      Class B          $0.86                3.95              6.17      6.54
 12/31/97    --------------------------------------------------------------------------------
             Class C          $0.82                3.70              5.78      6.13
---------------------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a declining, six-year contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for Class B shares. Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Fund's return would have been lower as indicated by the numbers in the () parentheses. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

(2) Inception dates: Class A, 1/22/90; Class B, 4/25/80; and Class C, 8/1/94.

(3) Lipper General Muni Fund Average is based on the average of all funds in this category for one-, five- and 10-year periods.

(4) Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

***Lipper Since Inceptions returns were: Class A, 82.75%; Class B, 373.53; and Class C, 27.95% for all funds in each Lipper share class.


    HOW INVESTMENTS COMPARED.
        (AS OF 12/31/97)

[GRAPH]

                                  12 mos      20 yrs
                                 --------    --------
US GROWTH FUNDS                   25.18       15.73
GENERAL BOND FUNDS                 9.91        9.93
GENERAL MUNI DEBT FUNDS            9.11        7.39
U.S. TAXABLE MONEY FUNDS           4.9         7.69


Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different - we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Prudential National Municipals Fund, Inc.

PERFORMANCE AT A GLANCE.

A bountiful supply of new municipal bonds were issued by state and local governments to take advantage of low borrowing costs over the past six months. Despite the large supply, we encountered difficulty finding attractively priced, medium-quality bonds to enhance our return to you. Then too, portfolio duration (a measure of sensitivity to changing interest rates) was not longer than the average fund so the Prudential National Municipal Fund did not gain as rapidly as it could have when bond prices rose. As a result, the Fund's Class A shares returned 2.21% compared to 2.26% for the Lipper General Municipal Average.

-------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS(1)                                                 AS OF 6/30/98
-------------------------------------------------------------------------------------------
                  Six       One           Five               Ten               Since
                 Months    Year           Years             Years           Inception(2)
-------------------------------------------------------------------------------------------
Class A          2.21%     8.78%      32.17% (32.01)           N/A           87.28% (87.04)
-------------------------------------------------------------------------------------------
Class B          2.00      8.34       29.64  (29.48)    102.59% (102.34)    351.30 (350.74)
-------------------------------------------------------------------------------------------
Class C          1.88      8.07        N/A                     N/A           28.28  (28.13)
-------------------------------------------------------------------------------------------
Lipper General
Muni Average(3)  2.26      8.39       32.41                  115.27               ***
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)                                             AS OF 6/30/98
-------------------------------------------------------------------------------------------
                            One           Five               Ten               Since
                           Year           Years             Years           Inception(2)
-------------------------------------------------------------------------------------------
Class A                    5.52%      5.10% (5.07)           N/A             7.33% (7.32)
-------------------------------------------------------------------------------------------
Class B                    3.34       5.17  (5.14)      7.32% (7.30)         8.64
-------------------------------------------------------------------------------------------
Class C                    7.07           N/A                N/A             6.57  (6.54)
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                  Taxable Equivalent Yield(4)
                        Total Distributions        30-Day              At Tax Rates Of
                         Paid for Six Mos.        SEC Yield           36%        39.6%
               ------------------------------------------------------------------------------
DISTRIBUTIONS  Class A        $0.40                 4.17%            6.52%       6.90%
 & YIELDS      ------------------------------------------------------------------------------
  AS OF        Class B        $0.37                 3.90             6.09        6.46
 6/30/98       ------------------------------------------------------------------------------
               Class C        $0.35                 3.65             5.70        6.04
---------------------------------------------------------------------------------------------


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares have a 1% CDSC for one year. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).

(2) Inception dates: Class A, 1/22/90; Class B, 4/25/80; and Class C, 8/1/94.

(3) Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods.

(4) Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

***Lipper Since Inception returns are 87.68% for Class A; 387.11% for Class B; and 31.05% for Class C based on all funds in each share class.


HOW INVESTMENTS COMPARED.
(AS OF 6/30/98)

[GRAPH]

                                  12 mos      20 yrs
                                 --------    --------
US GROWTH FUNDS                   25.39        16.13
GENERAL BOND FUNDS                 9.76        10.18
GENERAL MUNI DEBT FUNDS            8.39         7.77
U.S. TAXABLE MONEY FUNDS           4.96         7.66

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

                                                                      Appendix B

                      AGREEMENT AND PLAN OF REORGANIZATION


    Agreement and Plan of Reorganization (Agreement) made as of the     day of
October, 1998, by and between Prudential Municipal Bond Fund (Municipal Bond
Fund)--Intermediate Series and Prudential National Municipals Fund, Inc. (National Municipals Fund) (collectively, with Intermediate Series and Municipal Bond Fund, the Funds and each individually, a Fund). Municipal Bond Fund is a business trust organized under the laws of the Commonwealth of Massachusetts and the National Municipals Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, Newark, New Jersey 07102. Shares of National Municipals Fund are divided into three classes, designated Class A, Class B and Class C. Shares of Intermediate Series are divided into four classes, designated Class A, Class B, Class C and Class Z. Municipal Bond Fund consists of three series, one of which is Intermediate Series.



    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Swidler Berlin Shereff Friedman, LLP may require, Swidler Berlin Shereff Friedman, LLP will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of the assets of Intermediate Series in exchange for shares of common stock of National Municipals Fund, and National Municipals Fund's assumption of such Series' liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of National Municipals Fund to the shareholders of Intermediate Series, and the termination of Intermediate Series as provided herein, all upon the terms and conditions as hereinafter set forth.


    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:


1. TRANSFER OF ASSETS OF INTERMEDIATE SERIES IN EXCHANGE FOR SHARES OF NATIONAL MUNICIPALS FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF INTERMEDIATE SERIES



1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Municipal Bond Fund on behalf of Intermediate Series agrees to sell, assign, transfer and deliver the assets of Intermediate Series, as set forth in paragraph 1.2, to National Municipals Fund, and National Municipals Fund agrees (a) to issue and deliver to Intermediate Series in exchange therefor the number of shares of Class A, Class B and Class C shares of Common Stock in National Municipals Fund determined by dividing the net asset value of the Intermediate Series allocable to Class A, Class B and Class C shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of National Municipals Fund Class A, Class B and Class C shares of Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2); to issue and deliver to Intermediate Series in exchange therefor the number of shares of Class A shares of Common Stock in National Municipals Fund determined by dividing the net asset value of the Intermediate Series allocable to Class Z shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of National Municipals Fund Class A shares of Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), and (c) to assume all of Intermediate Series' liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).


                                     B-1(A)

1.2 The assets of Intermediate Series to be acquired by National Municipals Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by such Series and any deferred or prepaid expenses shown as assets on the books of such Series on the closing date provided in paragraph 3 (Closing Date). National Municipals Fund has no plan or intent to sell or otherwise dispose of any assets of Intermediate Series, other than in the ordinary course of business.



1.3 Except as otherwise provided herein, National Municipals Fund will assume all debts, liabilities, obligations and duties of Intermediate Series of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Intermediate Series agrees to utilize its best efforts to cause such Series to discharge all of the known debts, liabilities, obligations and duties of such Series prior to the Closing Date.



1.4 On or immediately prior to the Closing Date, Intermediate Series will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of each of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through its termination.



1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date Intermediate Series will distribute PRO RATA to its Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B and Class C shares of National Municipals Fund and to its Class Z shareholders of record, determined as of the close of business on the Closing Date. The Class Z shares of National Municipals Fund received by Intermediate Series pursuant to paragraph 1.1 in exchange for their interest in such Series, and Municipal Bond Fund will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating Intermediate Series. Such distribution will be accomplished by opening accounts on the books of National Municipals Fund in the names of Intermediate Series' shareholders and transferring thereto the shares credited to the account of Intermediate Series on the books of National Municipals Fund. Each account opened shall be credited with the respective PRO RATA number of National Municipals Fund Class A, Class B and Class C shares due such Series' Class A, Class B and Class C shareholders, respectively. Fractional shares of National Municipals Fund shall be rounded to the third decimal place.



1.6 National Municipals Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Intermediate Series shareholder holding Intermediate Series receipts for shares of beneficial interest as of the Closing Date, until National Municipals Fund is notified by Municipal Bond Fund's transfer agent that such shareholder has surrendered his or her outstanding Series receipts for shares of beneficial interest or, in the event of lost, stolen or destroyed receipts for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, National Municipals Fund will not permit such shareholder to (1) receive dividends or other distributions on National Municipals Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on National Municipals Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange National Municipals Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on National Municipals Fund shares in cash as provided in the preceding sentence, National Municipals Fund shall pay such dividends or other


                                     B-2(A)
distributions in additional National Municipals Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Intermediate Series. Intermediate Series will, at its expense, request its shareholders to surrender their outstanding Intermediate Series receipts for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.


1.7 Ownership of National Municipals Fund shares will be shown on the books of the National Municipals Fund's transfer agent. Shares of National Municipals Fund will be issued in the manner described in National Municipals Fund's then-current prospectus and statement of additional information.


1.8 Any transfer taxes payable upon issuance of shares of National Municipals Fund in exchange for shares of Intermediate Series in a name other than that of the registered holder of the shares being exchanged on the books of Intermediate Series as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.



1.9  Any reporting responsibility with the Securities and Exchange Commission
(SEC) or any state securities commission of Municipal Bond Fund with respect to Intermediate Series is and shall remain the responsibility of Intermediate Series up to and including the Termination Date.



1.10 All books and records of Intermediate Series, including all books and records required to be maintained under the Investment Company Act of 1940 (Investment Company Act) and the rules and regulations thereunder, shall be available to National Municipals Fund from and after the Closing Date and shall be turned over to National Municipals Fund on or prior to the Termination Date.


2.  VALUATION


2.1 The value of Intermediate Series' assets and liabilities to be acquired and assumed, respectively, by National Municipals Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Intermediate Series' then-current prospectus and Municipal Bond Fund's statement of additional information.


2.2 The net asset value of a share of National Municipals Fund shall be the net asset value per such share computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in National Municipals Fund's then-current prospectus and statement of additional information.


2.3 The number of National Municipals Fund shares to be issued (including fractional shares, if any) in exchange for Intermediate Series' net assets shall be calculated as set forth in paragraph 1.1.


2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.  CLOSING AND CLOSING DATE


3.1 The Closing Date shall be December 4, 1998 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of National Municipals Fund or at such other place as the parties may agree.



3.2 State Street Bank and Trust Company (State Street), as custodian for Intermediate Series, shall deliver to National Municipals Fund at the Closing a certificate of an authorized officer of State Street stating that


                                     B-3(A)

(a) Intermediate Series' portfolio securities, cash and any other assets have been transferred in proper form to National Municipals Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.



3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Intermediate Series and of the net asset value per share of National Municipals Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.



3.4 Municipal Bond Fund shall deliver to National Municipals Fund on or prior to the Termination Date the names and addresses of each of the shareholders of Intermediate Series and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Secretary or Assistant Secretary of Municipal Bond Fund. National Municipals Fund shall issue and deliver to Municipal Bond Fund at the Closing a confirmation or other evidence satisfactory to Municipal Bond Fund that shares of National Municipals Fund have been or will be credited to Intermediate Series' account on the books of National Municipals Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.


4.  REPRESENTATIONS AND WARRANTIES


4.1  Municipal Bond Fund represents and warrants as follows:



    4.1.1 Municipal Bond Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and Intermediate Series has been duly established in accordance with the terms of Series Fund's Declaration of Trust as a separate series of Municipal Bond Fund;



    4.1.2 Municipal Bond Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;



    4.1.3 Municipal Bond Fund is not, and the execution, delivery and performance of this Agreement will not, result in violation of any provision of the Declaration of Trust or By-Laws of Municipal Bond Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Intermediate Series is a party or by which Intermediate Series is bound;



    4.1.4 All material contracts or other commitments to which Intermediate Series, or the properties or assets of Intermediate Series, is subject, or by which Intermediate Series is bound except this Agreement will be terminated on or prior to the Closing Date without Intermediate Series or National Municipals Fund incurring any liability or penalty with respect thereto;



    4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Series Fund or any of the properties or assets of Intermediate Series. Municipal Bond Fund knows of no facts that might form the basis for the institution of such proceedings, and, with respect to Intermediate Series, Municipal Bond Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


                                     B-4(A)

    4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Intermediate Series at April 30, 1998 and for the year then ended (copies of which have been furnished to National Municipals Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Intermediate Series as of and for the period ended on such date, and there are no material known liabilities of Intermediate Series (contingent or otherwise) not disclosed therein;



    4.1.7 Since April 30, 1998, there has not been any material adverse change in Intermediate Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Intermediate Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by National Municipals Fund. For the purposes of this paragraph 4.1.7, a decline in net assets or change in the number of shares outstanding shall not constitute a material adverse change;



    4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Intermediate Series required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Municipal Bond Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;



    4.1.9 For each past taxable year since it commenced operations, Intermediate Series has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and Municipal Bond Fund intends to cause such Series to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Intermediate Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;



    4.1.10 All issued and outstanding shares of Intermediate Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Intermediate Series will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to National Municipals Fund in accordance with the provisions of paragraph 3.4. Intermediate Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares, nor is there outstanding any security convertible into any of its shares of Intermediate Series, except for the Class B shares of Intermediate Series which have the conversion feature described in Intermediate Series' Prospectus dated July 1, 1998;



    4.1.11 At the Closing Date, the Municipal Bond Fund will have good and marketable title to the assets of Intermediate Series to be transferred to National Municipals Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, National Municipals Fund will acquire good and marketable title thereto;


                                     B-5(A)

    4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Municipal Bond Fund and by all necessary action, other than shareholder approval, on the part of Intermediate Series, and this Agreement constitutes a valid and binding obligation of Municipal Bond Fund and, subject to shareholder approval, of Intermediate Series;



    4.1.13 The information furnished and to be furnished by Municipal Bond Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and



    4.1.14 On the effective date of the registration statement filed with the SEC by National Municipals Fund on Form N-14 relating to the shares of National Municipals Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Intermediate Series and on the Closing Date, the Proxy Statement of Intermediate Series, the Prospectus of National Municipals Fund, and the Statement of Additional Information of National Municipals Fund to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act, and the rules and regulations under such Acts and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by National Municipals Fund for use therein.


4.2  National Municipals Fund represents and warrants as follows:

    4.2.1 National Municipals Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

    4.2.2 National Municipals Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

    4.2.3 National Municipals Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of National Municipals Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which National Municipals Fund is a party or by which National Municipals Fund is bound;


    4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against National Municipals Fund or any of its properties or assets, except as previously disclosed in writing to the Municipal Bond Fund. Except as previously disclosed in writing to Municipal Bond Fund, National Municipals Fund knows of no facts that might form the basis for the institution of such proceedings, and National Municipals Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


                                     B-6(A)

    4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of National Municipals Fund at December 31, 1997 and for the fiscal year then ended (copies of which have been furnished to Series Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of National Municipals Fund as of and for the period ended on such date, and there are no material known liabilities of National Municipals Fund (contingent or otherwise) not disclosed therein;



    4.2.6 Since December 31, 1997, there has not been any material adverse change in National Municipals Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by National Municipals Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Municipal Bond Fund. For the purposes of this paragraph 4.2.6, a decline in net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;


    4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of National Municipals Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of National Municipals Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

    4.2.8 For each past taxable year since it commenced operations, National Municipals Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, National Municipals Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;


    4.2.9 All issued and outstanding shares of National Municipals Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, National Municipals Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in National Municipals Fund's Prospectus dated March 4, 1998;


    4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of National Municipals Fund and by all necessary corporate action on the part of National Municipals Fund, and this Agreement constitutes a valid and binding obligation of National Municipals Fund;


    4.2.11 The shares of National Municipals Fund to be issued and delivered to Municipal Bond Fund for and on behalf of Intermediate Series pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of National Municipals Fund, fully paid and non-assessable;


                                     B-7(A)

    4.2.12 The information furnished and to be furnished by National Municipals Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and


    4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Intermediate Series and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts,
    (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Intermediate Series for use therein.



5.  COVENANTS OF NATIONAL MUNICIPALS FUND AND MUNICIPAL BOND FUND



5.1 Municipal Bond Fund, with respect to Intermediate Series, and National Municipals Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.



5.2 Municipal Bond Fund covenants to call a meeting of the shareholders of Intermediate Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).



5.3 Municipal Bond Fund covenants that National Municipals Fund shares to be received for and on behalf of Intermediate Series in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.



5.4 Municipal Bond Fund covenants that it will assist National Municipals Fund in obtaining such information as National Municipals Fund reasonably requests concerning the beneficial ownership of Intermediate Series' shares.


5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


5.6 Municipal Bond Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each Act.



5.7 Municipal Bond Fund covenants that it will, from time to time, as and when requested by National Municipals Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as National Municipals Fund may deem


                                     B-8(A)
necessary or desirable in order to vest in and confirm to National Municipals Fund title to and possession of all the assets of Intermediate Series to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.


5.8 National Municipals Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5.9 National Municipals Fund covenants that it will, from time to time, as and when requested by Municipal Bond Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Municipal Series Fund may deem necessary or desirable in order to (i) vest in and confirm to the Municipal Bond Fund title to and possession of all the shares of National Municipals Fund to be transferred to the shareholders of Intermediate Series pursuant to this Agreement and (ii) assume all of the liabilities of Intermediate Series in accordance with this Agreement.



6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF MUNICIPAL BOND FUND



    The obligations of Municipal Bond Fund to consummate the transactions provided for herein shall be subject to the performance by National Municipals Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:


6.1 All representations and warranties of National Municipals Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.


6.2 National Municipals Fund shall have delivered to Municipal Bond Fund on the Closing Date a certificate executed in its name by the President or a Vice President of National Municipals Fund, in form and substance satisfactory to Municipal Bond Fund and dated as of the Closing Date, to the effect that the representations and warranties of National Municipals Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as Municipal Bond Fund shall reasonably request.



6.3 Municipal Bond Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to National Municipals Fund, dated as of the Closing Date, to the effect that:


    6.3.1 National Municipals Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;


    6.3.2 This Agreement has been duly authorized, executed and delivered by National Municipals Fund and, assuming due authorization, execution and delivery of the Agreement by Municipal Bond Fund on behalf of Intermediate Series, is a valid and binding obligation of National Municipals Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


                                     B-9(A)

    6.3.3 The shares of National Municipals Fund to be distributed to the shareholders of Intermediate Series under this Agreement, assuming their due authorization, execution and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of National Municipals Fund has any pre-emptive right to subscribe therefor or purchase such shares;



    6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with National Municipals Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated May 2, 1988 between National Municipals Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated July 26, 1990 between National Municipals Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated May 8, 1996 between National Municipals Fund and Prudential Securities Incorporated and (d) the Transfer Agency and Service Agreement dated January 1, 1988 between National Municipals Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


    6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by National Municipals Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

    6.3.6 National Municipals Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

    6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against National Municipals Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    Such opinion may rely on an opinion of Maryland Counsel to the extent it addresses Maryland law.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL MUNICIPALS FUND


    The obligations of National Municipals Fund to complete the transactions provided for herein shall be subject to the performance by Municipal Bond Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:



7.1 All representations and warranties of Municipal Bond Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.



7.2 Series Fund shall have delivered to National Municipals Fund on the Closing Date a statement of the assets and liabilities of Intermediate Series, which shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of Intermediate Series showing the adjusted tax base of such securities by lot, as of the Closing Date, certified by the Treasurer of Municipal Bond Fund.


                                    B-10(A)

7.3 Municipal Bond Fund shall have delivered to National Municipals Fund on the Closing Date a certificate executed in its name by its President or one of its Vice Presidents, in form and substance satisfactory to National Municipals Fund and dated as of the Closing Date, to the effect that the representations and warranties of Municipal Bond Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as National Municipals Fund shall reasonably request.



7.4 On or immediately prior to the Closing Date, Municipal Bond Fund shall have declared and paid to the shareholders of record of Intermediate Series one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of Intermediate Series for all completed taxable years from the inception of such Series through April 30, 1998, and for the period from and after April 30, 1998 through the Closing Date.



7.5 National Municipals Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, special counsel to Series Fund, dated as of the Closing Date, to the effect that:



    7.5.1 Municipal Bond Fund is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted and Intermediate Series has been duly established in accordance with the terms of the Municipal Bond Fund's Declaration of Trust as a separate series of Municipal Bond Fund;



    7.5.2 This Agreement has been duly authorized, executed and delivered by Municipal Bond Fund and constitutes a valid and legally binding obligation of Municipal Bond Fund enforceable against the assets of Intermediate Series in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;



    7.5.3 The execution and delivery of the Agreement did not, and the performance by Municipal Bond Fund of its obligations hereunder will not,
    (i) violate Municipal Bond Fund's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated June 1, 1995, between Municipal Bond Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated August 25, 1987, between Municipal Bond Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated May 8, 1996, between Municipal Bond Fund and Prudential Securities Incorporated and the Transfer Agency and Service Agreement, dated January 1, 1988, between Municipal Bond Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that insofar as performance by Municipal Bond Fund of its obligations under this Agreement is concerned they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;



    7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Municipal Bond Fund under the federal laws of the United States and the laws of The Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained;


                                    B-11(A)

    7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Series Fund, involving Intermediate Series, that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and



    7.5.6 Municipal Bond Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.


    Such opinion may rely on an opinion of Massachusetts counsel to the extent it addresses Massachusetts law, and may assume for purposes of the opinion given pursuant to paragraph 7.5.2 that New York law is the same as Illinois law.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL MUNICIPALS FUND AND MUNICIPAL BOND FUND



    The obligations of National Municipals Fund and Municipal Bond Fund hereunder are subject to the further conditions that on or before the Closing
Date:



8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Municipal Bond Fund and the Board of Directors of National Municipals Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of National Municipals Fund as to the assumption by the National Municipals Fund of the liabilities of Intermediate Series and (c) the holders of the outstanding shares of Intermediate Series in accordance with the provisions of the Municipal Bond Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approvals shall have been delivered to National Municipals Fund.



8.2 Any proposed change to National Municipals Fund's operations that may be approved by the Board of Directors of National Municipals Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of National Municipals Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of National Municipals Fund in accordance with the Investment Company Act and the provisions of the General Corporation Law of the State of Maryland, and certified copies of the resolution evidencing such approval shall have been delivered to Municipal Bond Fund.


8.3 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.


8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by National Municipals Fund or Municipal Bond Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of National Municipals Fund or Intermediate Series, provided, that either party hereto may for itself waive any part of this condition.


                                    B-12(A)

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.


8.6 The Funds shall have received on or before the Closing Date opinions of Swidler Berlin Shereff Friedman, LLP or a ruling from the Internal Revenue Service with respect to Intermediate Series satisfactory to each of them, substantially to the effect that for federal income tax purposes:



    8.6.1 The acquisition by National Municipals Fund of the assets of Intermediate Series solely in exchange for voting shares of National Municipals Fund and the assumption by National Municipals Fund of Intermediate Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares pro rata to Intermediate Series' shareholders, pursuant to its termination and constructively in exchange for Intermediate Series' shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;



    8.6.2 Intermediate Series' shareholders will recognize no gain or loss upon the constructive exchange of all of their shares of Intermediate Series solely for shares of National Municipals Fund in complete termination of such Series;



    8.6.3 No gain or loss will be recognized to Intermediate Series upon the transfer of its assets to National Municipals Fund solely in exchange for shares of National Municipals Fund and the assumption by National Municipals Fund of Intermediate Series' liabilities, if any, and the subsequent distribution of those shares to Intermediate Series' shareholders in complete termination of Intermediate Series;



    8.6.4 No gain or loss will be recognized to National Municipals Fund upon the acquisition of Intermediate Series' assets solely in exchange for shares of National Municipals Fund and the assumption of Intermediate Series' liabilities, if any;



    8.6.5 National Municipals Fund's basis for the assets of Intermediate Series acquired in the Reorganization will be the same as the basis thereof when held by Intermediate Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period thereof when held by Intermediate Series;



    8.6.6 Intermediate Series shareholders' basis for the shares of National Municipals Fund to be received by them pursuant to the reorganization will be the same as their basis for the shares of Intermediate Series to be constructively surrendered in exchange therefor; and



    8.6.7 The holding period of National Municipals Fund shares to be received by Intermediate Series' shareholders will include the period during which the shares of Intermediate Series to be constructively surrendered in exchange therefor were held; provided that the Intermediate Series shares surrendered were held as capital assets by those shareholders on the date of the exchange.


9.  FINDER'S FEES AND EXPENSES

9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

                                    B-13(A)

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to National Municipals Fund and Intermediate Series pro rata in a fair and equitable manner in proportion to its assets.


10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  This Agreement constitutes the entire agreement between the Funds.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION


    National Municipals Fund or Municipal Bond Fund as to Intermediate Series may at its option terminate this Agreement at or prior to the Closing Date because of:


11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or


11.3 A mutual written agreement of Municipal Bond Fund and National Municipals Fund.



    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of National Municipals Fund or any Trustee or officer of Municipal Bond Fund.


12.  AMENDMENT


    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Municipal Bond Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of National Municipals Fund to be distributed to Intermediate Series' shareholders under this Agreement to the detriment of such shareholders without their further approval.


13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102,
Attention: S. Jane Rose.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                    B-14(A)

14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.


15. NO LIABILITY OF SHAREHOLDERS OR TRUSTEES OF MUNICIPAL BOND FUND; AGREEMENT AN OBLIGATION ONLY OF INTERMEDIATE SERIES, AND ENFORCEABLE ONLY AGAINST ASSETS OF INTERMEDIATE SERIES.



    The name "Prudential Municipal Bond Fund" is the designation of the Trustees from time to time acting under an Amended and Restated Declaration of Trust dated August 17, 1994, as the same may be from time to time amended, and the name "Intermediate Series" is the designation of a portfolio of the assets of Municipal Bond Fund. National Municipals Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of Intermediate Series for the enforcement of any claims arising out of or based on the obligations of Municipal Bond Fund hereunder, and with respect to obligations relating to Intermediate Series, only to the assets of Intermediate Series, and in particular that (i) neither the Trustees, officers, agents or shareholders of Series Fund assume or shall have any personal liability for obligations of Municipal Bond Fund hereunder, and (ii) none of the assets of Municipal Bond Fund other than the portfolio assets of Intermediate Series may be resorted to for the enforcement of any claim based on the obligations of Municipal Bond Fund hereunder.


    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.


                                Prudential Municipal Bond Fund


                                By /s/ Richard A. Redeker

                                   ----------------------

                                   PRESIDENT

                                Prudential National Municipals Fund, Inc.

                                By /s/ Richard A. Redeker

                                   ----------------------


                                   PRESIDENT


                                    B-15(A)

                                                                      Appendix B


                     AGREEMENT AND PLAN OF REORGANIZATIONS



    Agreement and Plan of Reorganizations (Agreement) made as of the day of October, 1998, by and between Prudential Municipal Series Fund (Series
Fund)--Maryland Series and Michigan Series and Prudential National Municipals Fund, Inc. (National Municipals Fund and, collectively with Series Fund, the Funds and each individually, a Fund). The Series Fund is a business trust organized under the laws of the Commonwealth of Massachusetts and the National Municipals Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, Newark, New Jersey 07102. Shares of both Funds are divided into three classes, designated Class A, Class B and Class C. Series Fund consists of thirteen series, two of which are the Maryland Series and Michigan Series (collectively, the Series and each individually, a Series).



    This Agreement is intended to be, and is adopted as, a plan of reorganizations pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). The reorganizations will comprise the transfer of the assets of the Maryland Series and Michigan Series, respectively, in exchange for shares of common stock of National Municipals Fund, and National Municipals Fund's assumption of such Series' liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of National Municipals Fund to the shareholders of the respective Series, and the termination of the Series as provided herein, all upon the terms and conditions as hereinafter set forth.


    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE SERIES IN EXCHANGE FOR SHARES OF NATIONAL MUNICIPALS FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF THE SERIES


1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Series Fund on behalf of Maryland and Michigan Series agrees to sell, assign, transfer and deliver the assets of each Series, as set forth in paragraph 1.2, to National Municipals Fund, and National Municipals Fund agrees (a) to issue and deliver to each Series in exchange therefor the number of shares of Class A Common Stock in National Municipals Fund determined by dividing the net asset value of the respective Series allocable to Class A, Class B and Class C shares of beneficial interest (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of National Municipals Fund Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2) and (b) to assume all of each Series' liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).


1.2 The assets of each Series to be acquired by National Municipals Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by such Series and any deferred or prepaid expenses shown as assets on the books of such Series on the closing date provided in paragraph 3 (Closing Date). National Municipals Fund has no plan or intent to sell or otherwise dispose of any assets of the Series, other than in the ordinary course of business.

                                     B-1(B)

1.3 Except as otherwise provided herein, National Municipals Fund will assume all debts, liabilities, obligations and duties of each Series of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that each Series agrees to utilize its best efforts to cause such Series to discharge all of the known debts, liabilities, obligations and duties of such Series prior to the Closing Date.

1.4 On or immediately prior to the Closing Date, each Series will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of each of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through its termination.


1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date each Series will distribute PRO RATA to its Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date, the Class A shares of National Municipals Fund received by the Series pursuant to paragraph 1.1 in exchange for their interest in such Series, and Municipal Series Fund will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating each Series. Such distribution will be accomplished by opening accounts on the books of National Municipals Fund in the names of each Series' shareholders and transferring thereto the shares credited to the account of the respective Series on the books of National Municipals Fund. Each account opened shall be credited with the respective PRO RATA number of National Municipals Fund Class A shares due such Series' Class A, Class B and Class C shareholders, respectively. Fractional shares of National Municipals Fund shall be rounded to the third decimal place.


1.6 National Municipals Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Series shareholder holding Series receipts for shares of beneficial interest as of the Closing Date, until National Municipals Fund is notified by Series Fund's transfer agent that such shareholder has surrendered his or her outstanding Series receipts for shares of beneficial interest or, in the event of lost, stolen or destroyed receipts for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, National Municipals Fund will not permit such shareholder to (1) receive dividends or other distributions on National Municipals Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on National Municipals Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange National Municipals Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on National Municipals Fund shares in cash as provided in the preceding sentence, National Municipals Fund shall pay such dividends or other distributions in additional National Municipals Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of the Series. Each Series will, at its expense, request its shareholders to surrender their outstanding Series receipts for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.

1.7 Ownership of National Municipals Fund shares will be shown on the books of the National Municipals Fund's transfer agent. Shares of National Municipals Fund will be issued in the manner described in National Municipals Fund's then-current prospectus and statement of additional information.

                                     B-2(B)

1.8 Any transfer taxes payable upon issuance of shares of National Municipals Fund in exchange for shares of the Series in a name other than that of the registered holder of the shares being exchanged on the books of that Series as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

1.9  Any reporting  responsibility with the  Securities and Exchange  Commission
(SEC) or any state securities commission of Series Fund with respect to a Series is and shall remain the responsibility of the Series up to and including the Termination Date.


1.10 All books and records of Series Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act) and the rules and regulations thereunder, shall be available to National Municipals Fund from and after the Closing Date and shall be turned over to National Municipals Fund on or prior to the Termination Date.


2.  VALUATION

2.1 The value of each Series' assets and liabilities to be acquired and assumed, respectively, by National Municipals Fund shall be the net asset value computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in such Series' then-current prospectus and Series Fund's statement of additional information.

2.2 The net asset value of a share of National Municipals Fund shall be the net asset value per such share computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in National Municipals Fund's then-current prospectus and statement of additional information.

2.3 The number of National Municipals Fund shares to be issued (including fractional shares, if any) in exchange for the Series' net assets shall be calculated as set forth in paragraph 1.1.

2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

3.  CLOSING AND CLOSING DATE

3.1  The Closing Date shall be                ,  1998 or such later date as  the
parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of National Municipals Fund or at such other place as the parties may agree.

3.2 State Street Bank and Trust Company (State Street), as custodian for each Series, shall deliver to National Municipals Fund at the Closing a certificate of an authorized officer of State Street stating that (a) the applicable Series' portfolio securities, cash and any other assets have been transferred in proper form to National Municipals Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Series and of the net asset value per share of National Municipals Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

                                     B-3(B)

3.4 Series Fund shall deliver to National Municipals Fund on or prior to the Termination Date the names and addresses of each of the shareholders of each Series and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Secretary or Assistant Secretary of Series Fund. National Municipals Fund shall issue and deliver to Series Fund at the Closing a confirmation or other evidence satisfactory to Series Fund that shares of National Municipals Fund have been or will be credited to each Series' account on the books of National Municipals Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

4.1  Series Fund represents and warrants as follows:

4.1.1 Series Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and each of the Series has been duly established in accordance with the terms of Series Fund's Declaration of Trust as a separate series of Series Fund;

4.1.2 Series Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

4.1.3 Series Fund is not, and the execution, delivery and performance of this Agreement will not, result in violation of any provision of the Declaration of Trust or By-Laws of Series Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which any Series is a party or by which any Series is bound;

4.1.4 All material contracts or other commitments to which any Series, or the properties or assets of any Series, is subject, or by which any Series is bound except this Agreement will be terminated on or prior to the Closing Date without such Series or National Municipals Fund incurring any liability or penalty with respect thereto;

4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Series Fund or any of the properties or assets of any Series. Series Fund knows of no facts that might form the basis for the institution of such proceedings, and, with respect to each Series, Series Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of each Series at August 31, 1997 and for the year then ended (copies of which have been furnished to National Municipals Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of such Series as of and for the period ended on such date, and there are no material known liabilities of each such Series (contingent or otherwise) not disclosed therein;

4.1.7 Since August 31, 1997, there has not been any material adverse change in any Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any Series of indebtedness maturing more than one year from the date such indebtedness

                                     B-4(B)
was incurred, except as otherwise disclosed to and accepted by National Municipals Fund. For the purposes of this paragraph 4.1.7, a decline in net assets or change in the number of shares outstanding shall not constitute a material adverse change;

4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of each Series required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Series Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.9 For each past taxable year since it commenced operations, each Series has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and Series Fund intends to cause such Series to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, each Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;


4.1.10 All issued and outstanding shares of the Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of each Series will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to National Municipals Fund in accordance with the provisions of paragraph 3.4. No Series has outstanding any options, warrants or other rights to subscribe for or purchase any shares, nor is there outstanding any security convertible into any of its shares of Series Fund, except for the Class B shares of each Series which have the conversion feature described in Series Fund's Prospectus dated October 30, 1997;


4.1.11 At the Closing Date, the Series Fund will have good and marketable title to the assets of each Series to be transferred to National Municipals Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, National Municipals Fund will acquire good and marketable title thereto;

4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Series Fund and by all necessary action, other than shareholder approval, on the part of each Series, and this Agreement constitutes a valid and binding obligation of Series Fund and, subject to shareholder approval, of each Series;

4.1.13 The information furnished and to be furnished by Series Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

4.1.14 On the effective date of the registration statement filed with the SEC by National Municipals Fund on Form N-14 relating to the shares of National Municipals Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of such Series and on the Closing Date, the Proxy Statement of such Series, the Prospectus of National Municipals Fund, and the Statement of Additional Information of National Municipals Fund to be included in the Registration

                                     B-5(B)

Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933
Act), the Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act, and the rules and regulations under such Acts and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by National Municipals Fund for use therein.

4.2  National Municipals Fund represents and warrants as follows:

4.2.1 National Municipals Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

4.2.2 National Municipals Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

4.2.3 National Municipals Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of National Municipals Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which National Municipals Fund is a party or by which National Municipals Fund is bound;

4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against National Municipals Fund or any of its properties or assets, except as previously disclosed in writing to the Series Fund. Except as previously disclosed in writing to Series Fund, National Municipals Fund knows of no facts that might form the basis for the institution of such proceedings, and National Municipals Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of National Municipals Fund at December 31, 1997 and for the fiscal year then ended (copies of which have been furnished to Series Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of National Municipals Fund as of and for the period ended on such date, and there are no material known liabilities of National Municipals Fund (contingent or otherwise) not disclosed therein;

4.2.6 Since December 31, 1997, there has not been any material adverse change in National Municipal Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by National Municipals Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Series Fund. For the purposes of this paragraph 4.2.6, a decline in net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of National Municipals Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or

                                     B-6(B)
provision shall have been made for the payment thereof, and, to the best of National Municipals Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.8 For each past taxable year since it commenced operations, National Municipals Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, National Municipals Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

4.2.9 All issued and outstanding shares of National Municipals Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, National Municipals Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in National Municipals Fund's Prospectus dated March 4, 1998;

4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of National Municipals Fund and by all necessary corporate action on the part of National Municipals Fund, and this Agreement constitutes a valid and binding obligation of National Municipals Fund;

4.2.11 The shares of National Municipals Fund to be issued and delivered to Series Fund for and on behalf of each Series pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of National Municipals Fund, fully paid and non-assessable;

4.2.12 The information furnished and to be furnished by National Municipals Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and

4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of each Series and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by the Series for use therein.

                                     B-7(B)

5.  COVENANTS OF NATIONAL MUNICIPALS FUND AND MUNICIPAL SERIES FUND

5.1 Series Fund, with respect to each Series, and National Municipals Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.

5.2 Series Fund covenants to call a meeting of the shareholders of each Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

5.3 Series Fund covenants that National Municipals Fund shares to be received for and on behalf of each Series in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Series Fund covenants that it will assist National Municipals Fund in obtaining such information as National Municipals Fund reasonably requests concerning the beneficial ownership of each Series' shares.

5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Series Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each Act.

5.7 Series Fund covenants that it will, from time to time, as and when requested by National Municipals Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as National Municipals Fund may deem necessary or desirable in order to vest in and confirm to National Municipals Fund title to and possession of all the assets of each Series to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.8 National Municipals Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.9 National Municipals Fund covenants that it will, from time to time, as and when requested by Series Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Municipal Series Fund may deem necessary or desirable in order to (i) vest in and confirm to the Series Fund title to and possession of all the shares of National Municipals Fund to be transferred to the shareholders of each Series pursuant to this Agreement and (ii) assume all of the liabilities of each Series in accordance with this Agreement.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF SERIES FUND

    The obligations of Series Fund to consummate the transactions provided for herein shall be subject to the performance by National Municipals Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

                                     B-8(B)

6.1 All representations and warranties of National Municipals Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2 National Municipals Fund shall have delivered to Series Fund on the Closing Date a certificate executed in its name by the President or a Vice President of National Municipals Fund, in form and substance satisfactory to Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of National Municipals Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as Series Fund shall reasonably request.

6.3 Series Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, counsel to National Municipals Fund, dated as of the Closing Date, to the effect that:

    6.3.1 National Municipals Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

    6.3.2 This Agreement has been duly authorized, executed and delivered by National Municipals Fund and, assuming due authorization, execution and delivery of the Agreement by Municipal Series Fund on behalf of each Series, is a valid and binding obligation of National Municipals Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

    6.3.3 The shares of National Municipals Fund to be distributed to the shareholders of each Series under this Agreement, assuming their due authorization, execution and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of National Municipals Fund has any pre-emptive right to subscribe therefor or purchase such shares;


    6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with National Municipals Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated January 22, 1990 between National Municipals Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated July 26, 1990 between National Municipals Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998 between National Municipals Fund and Prudential Investment Management Services LLC and (d) the Transfer
    Agency and Service Agreement dated January 1, 1990 between National Municipals Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


    6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by National Municipals Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

                                     B-9(B)

    6.3.6 National Municipals Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

    6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against National Municipals Fund that could be required to be disclosed in its registration statement on Form N-1A and is not so disclosed.

    Such opinion may rely on an opinion of Maryland Counsel to the extent it addresses Maryland law.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL MUNICIPALS FUND

    The obligations of National Municipals Fund to complete the transactions provided for herein shall be subject to the performance by Series Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

7.1 All representations and warranties of Series Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2 Series Fund shall have delivered to National Municipals Fund on the Closing Date a statement of the assets and liabilities of each Series, which shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of each Series showing the adjusted tax base of such securities by lot, as of the Closing Date, certified by the Treasurer of Series Fund.

7.3 Series Fund shall have delivered to National Municipals Fund on the Closing Date a certificate executed in its name by its President or one of its Vice Presidents, in form and substance satisfactory to National Municipals Fund and dated as of the Closing Date, to the effect that the representations and warranties of Series Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transaction contemplated by this Agreement, and as to such other matters as National Municipals Fund shall reasonably request.

7.4   On or  immediately  prior to  the Closing  Date,  Series Fund  shall  have declared  and paid  to the  shareholders of  record of  each Series  one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of such Series for all completed taxable years from the inception of such Series through August 31, 1997, and for the period from and after August 31, 1997 through the Closing Date.

7.5 National Municipals Fund shall have received on the Closing Date a favorable opinion from Swidler Berlin Shereff Friedman, LLP, special counsel to Series Fund, dated as of the Closing Date, to the effect that:

    7.5.1 Series Fund is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted and each Series has been duly established in accordance with the terms of the Series Fund's Declaration of Trust as a separate series of Series Fund;

                                    B-10(B)

    7.5.2 This Agreement has been duly authorized, executed and delivered by Series Fund and constitutes a valid and legally binding obligation of Series Fund enforceable against the assets of each Series in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


    7.5.3 The execution and delivery of the Agreement did not, and the performance by Series Fund of its obligations hereunder will not, (i) violate Series Fund's Declaration of Trust or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated December 30, 1988, between Series Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated August 1, 1990, between Series Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated June 1, 1998, between Series Fund and Prudential Investment Management Services LLC and the Transfer Agency and Service Agreement, dated January 1, 1988, between Series Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that insofar as performance by Series Fund of its obligations under this Agreement is concerned they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;


    7.5.4 All regulatory consents, authorizations and approvals required to be obtained by Series Fund under the federal laws of the United States and the laws of The Commonwealth of Massachusetts for the consummation of the transactions contemplated by this Agreement have been obtained;

    7.5.5 Such counsel knows of no litigation or any governmental proceeding instituted or threatened against Series Fund, involving any Series, that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

    7.5.6 Series Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    Such opinion may rely on an opinion of Massachusetts counsel to the extent it addresses Massachusetts law, and may assume for purposes of the opinion given pursuant to paragraph 7.5.2 that New York law is the same as Illinois law.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL MUNICIPALS FUND AND SERIES FUND

    The obligations of National Municipals Fund and Series Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Series Fund and the Board of Directors of National Municipals Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of National Municipals Fund as to the assumption by the National Municipals Fund of the liabilities of each Series and (c) the holders of the outstanding shares of each Series in accordance with the provisions of the Series Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approvals shall have been delivered to National Municipals Fund.

8.2 Any proposed change to National Municipals Fund's operations that may be approved by the Board of Directors of National Municipals Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of

                                    B-11(B)

National Municipals Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of National Municipals Fund in accordance with the Investment Company Act and the provisions of the General Corporation Law of the State of Maryland, and certified copies of the resolution evidencing such approval shall have been delivered to Series Fund.

8.3 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by National Municipals Fund or Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of National Municipals Fund or any Series, provided, that either party hereto may for itself waive any part of this condition.

8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.


8.6 The Funds shall have received on or before the Closing Date opinions of Swidler Berlin Shereff Friedman, LLP or a ruling from the Internal Revenue Service with respect to each Series satisfactory to each of them, substantially to the effect that for federal income tax purposes:


    8.6.1 The acquisition by National Municipals Fund of the assets of a Series solely in exchange for voting shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, followed by the distribution of National Municipals Fund's voting shares pro rata to such Series' shareholders, pursuant to its termination and constructively in exchange for such Series' shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

    8.6.2 Each Series' shareholders will recognize no gain or loss upon the constructive exchange of all of their shares of such Series solely for shares of National Municipals Fund in complete termination of such Series;

    8.6.3 No gain or loss will be recognized to any Series upon the transfer of its assets to National Municipals Fund solely in exchange for shares of National Municipals Fund and the assumption by National Municipals Fund of such Series' liabilities, if any, and the subsequent distribution of those shares to such Series' shareholders in complete termination of such Series;

    8.6.4 No gain or loss will be recognized to National Municipals Fund upon the acquisition of any Series' assets solely in exchange for shares of National Municipals Fund and the assumption of such Series' liabilities, if any;

                                    B-12(B)

    8.6.5 National Municipals Fund's basis for the assets of each Series acquired in the reorganizations will be the same as the basis thereof when held by the respective Series immediately before the transfer, and the holding period of such assets acquired by National Municipals Fund will include the holding period thereof when held by such Series;



    8.6.6 The Series shareholders' bases for the shares of National Municipals Fund to be received by them pursuant to the reorganizations will be the same as their basis for the shares of the respective Series to be constructively surrendered in exchange therefor; and



    8.6.7 The holding period of National Municipals Fund shares to be received by each Series' shareholders will include the period during which the shares of such Series to be constructively surrendered in exchange therefor were held; provided that such Series' shares surrendered were held as capital assets by those shareholders on the date of the exchange.


9.  FINDER'S FEES AND EXPENSES

9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to National Municipals Fund and each Series pro rata in a fair and equitable manner in proportion to its assets.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  This Agreement constitutes the entire agreement between the Funds.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

    National Municipals Fund or Series Fund as to any Series may at its option terminate this Agreement at or prior to the Closing Date because of:

11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

11.3  A mutual written agreement of Series Fund and National Municipals Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of National Municipals Fund or any Trustee or officer of Series Fund.

12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Series Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of National Municipals Fund to be distributed to any Series' shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                    B-13(B)

13.  NOTICES
    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102,
Attention: S. Jane Rose.
14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT
14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.
14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

14.5 The terms of this Agreement shall apply separately with respect to each of Maryland and Michigan Series. Nothing herein expressed or implied is intended or shall be construed to imply that the approval or implementation of the reorganization with respect to either Series is subject to or contingent upon approval or implementation of the reorganization with respect to the other Series.

15. NO LIABILITY OF SHAREHOLDERS OR TRUSTEES OF MUNICIPAL SERIES FUND; AGREEMENT AN OBLIGATION ONLY OF THE RESPECTIVE SERIES, AND ENFORCEABLE ONLY AGAINST ASSETS OF THE RESPECTIVE SERIES.
    The name "Prudential Municipal Series Fund" is the designation of the Trustees from time to time acting under an Amended and Restated Declaration of Trust dated August 17, 1994, as the same may be from time to time amended, and the name "Maryland Series" and "Michigan Series" is the designation of a portfolio of the assets of Series Fund. National Municipals Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of each Series for the enforcement of any claims arising out of or based on the obligations of Series Fund hereunder, and with respect to obligations relating to any Series, only to the assets of such Series, and in particular that (i) neither the Trustees, officers, agents or shareholders of Series Fund assume or shall have any personal liability for obligations of Series Fund hereunder, and
(ii) none of the assets of Series Fund other than the portfolio assets of the Series may be resorted to for the enforcement of any claim based on the obligations of Series Fund hereunder.
    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President of each Fund.

                                Prudential Municipal Bond Fund

                                By /s/ Richard A. Redeker

                                   ----------------------

                                   PRESIDENT
                                Prudential National Municipals Fund, Inc.
                                By /s/ Richard A. Redeker

                                   ----------------------


                                   PRESIDENT


                                    B-14(B)

                               TABLE OF CONTENTS


                                                                                                            PAGE
SYNOPSIS................................................................................................          2
    General.............................................................................................          2
    The Proposed Reorganizations........................................................................          2
    Reasons for the Reorganizations.....................................................................          3
    Structure of the Series and National Municipals Fund................................................          7
    Investment Objectives and Policies..................................................................          8
    Fees and Expenses...................................................................................          9
        Management Fees.................................................................................          9
        Distribution Fees...............................................................................         10
        Other Expenses..................................................................................         10
        Shareholder Transaction Expenses................................................................         11
        Expense Ratios..................................................................................         11
        Pro Forma Expense Ratios........................................................................         12
    Purchases and Redemptions...........................................................................         13
    Exchange Privileges.................................................................................         14
    Dividends and Distributions.........................................................................         14
    Federal Tax Consequences of Proposed Reorganization.................................................         14
PRINCIPAL RISK FACTORS..................................................................................         15
    Ratings.............................................................................................         15
    Hedging and Return Enhancement Strategies...........................................................         15
    Long Term Bonds.....................................................................................         16
    Tax Considerations..................................................................................         16
    Realignment of Investment Portfolio.................................................................         17
THE PROPOSED TRANSACTION................................................................................         17
    Agreements and Plans of Reorganization..............................................................         17
    Reasons for the Reorganizations Considered by the Trustees/Directors................................         19
    Description of Securities to be Issued..............................................................         20
    Tax Considerations..................................................................................         20
    Certain Other Comparative Information About the Funds...............................................         21
        Capitalization..................................................................................         21
        Shareholder Meetings and Voting Rights..........................................................         21
        Shareholder Liability...........................................................................         22
        Liability and Indemnification of Directors and Trustees.........................................         22
    Pro Forma Capitalization............................................................................         24
INFORMATION ABOUT NATIONAL MUNICIPALS FUND..............................................................         25
INFORMATION ABOUT THE SERIES............................................................................         27
VOTING INFORMATION......................................................................................         28
OTHER MATTERS...........................................................................................         30
SHAREHOLDERS' PROPOSALS.................................................................................         30
APPENDIX A--Performance Overview........................................................................        A-1
APPENDIX B--Agreement and Plan of Reorganization (Intermediate Series)..................................      B-1(A)
              Agreement and Plan of Reorganizations (State Series)......................................      B-1(B)
TABLE OF CONTENTS
ENCLOSURES
    Prospectus of Prudential National Municipals Fund, Inc. dated March 6, 1998, as supplemented on July
     1, 1998 and September 1, 1998.

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER   , 1998
                            ACQUISITION OF ASSETS OF
                          MARYLAND AND MICHIGAN SERIES
                      OF PRUDENTIAL MUNICIPAL SERIES FUND
                           AND INTERMEDIATE SERIES OF
                         PRUDENTIAL MUNICIPAL BOND FUND
                              GATEWAY CENTER THREE
                                100 MULBERRY ST
                         NEWARK, NEW JERSEY 07102-9077
                                 (800) 225-1852


                            ------------------------


                      BY AND IN EXCHANGE FOR THE SHARES OF
                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
                              GATEWAY CENTER THREE
                                100 MULBERRY ST
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852



  This Statement of Additional Information, relating specifically to the proposed transfer of all the assets and the assumption of all of the liabilities, if any, of the Maryland and Michigan Series of Prudential Municipal Series Fund and Intermediate Series of Municipal Bond Fund (collectively, the Acquired Series) by Prudential National Municipals Fund, Inc. (the Acquiring
Fund) consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference.



        1. The Statement of Additional Information of the Acquiring Fund dated March 4, 1998.



        2. The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 1997.



        3. The Semi-Annual Report to Shareholders of the Acquiring Fund for the six-months ended June 30, 1998.



        4. The Annual Reports to Shareholders of the Maryland Series for the fiscal year ended August 31, 1998.



        5. The Annual Report to Shareholders of the Michigan Series for the fiscal year ended August 31, 1998.



        6. The Annual Report to Shareholders of the Intermediate Series for the fiscal year ended April 30, 1998.



  The Statement of Additional Information is not a prospectus. A Prospectus and
Proxy Statement dated [     , 1998] relating to the above referenced matter may
be obtained from the Acquiring Fund without charge by writing or calling Prudential National Municipals Fund, Inc. at the address or telephone number listed above. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus and Proxy Statement.

                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                      Statement of Additional Information
                                 March 4, 1998

  Prudential National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all of its total assets in carefully selected long-term Municipal Bonds of medium quality, i.e., obligations of issuers possessing adequate but not outstanding capacities to service their debt. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging its securities portfolio. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800)225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 4, 1998, a copy of which may be obtained from the Fund upon request at the address or telephone noted above.


                               TABLE OF CONTENTS

                                                                                         Cross-reference
                                                                                            to page in
                                                                                    Page    Prospectus
                                                                                   ----- ---------------
General Information............................................................... B-2                25

Investment Objective and Policies................................................. B-2                 8

Investment Restrictions........................................................... B-5                18

Directors and Officers............................................................ B-7                18

Manager........................................................................... B-10               18

Distributor.......................................................................  B-12              19

Portfolio Transactions and Brokerage..............................................  B-14              21

Purchase and Redemption of Fund Shares............................................  B-15              26

Shareholder Investment Account....................................................  B-17              26

Net Asset Value...................................................................  B-20              22

Taxes, Dividends and Distributions................................................  B-21              23

Performance Information...........................................................  B-23              22

Custodian and Transfer and Dividend Disbursing Agent and Independent Accountants..  B-25              21

Financial Statements..............................................................  B-26              -

Report of Independent Accountants.................................................  B-45              -

Appendix I-Description of Tax-Exempt Security Ratings............................. I-1                -

Appendix II-General Investment Information........................................ II-1               -

Appendix III-Historical Performance Data.......................................... III-1              -

Appendix IV-Information Relating to Prudential.................................... IV-1               -


-------------------------------------------------------------------------------
MF104B

                              GENERAL INFORMATION

  At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache National Municipals Fund, Inc. to Prudential National Municipals Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, the Fund intends to invest substantially all, and in any event at least 80%, of its total assets in Municipal Bonds and Municipal Notes, except in certain circumstances. From time to time the Fund may invest in Municipal Bonds and Municipal Notes that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which is a tax preference subject to the alternative minimum tax. See "Taxes, Dividends and Distributions" in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies see "How the Fund Invests-Investment Objective and Policies" in the Prospectus.

Municipal Notes

  For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to market conditions, the Fund may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as "Municipal Notes," include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The interest from these Notes is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody's Investors Service (Moody's) or the two highest grades assigned by Standard & Poor's Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody's or S&P or comparably rated by any other NRSRO; or (3) those which are guaranteed by the U.S. Government, its agents or instrumentalities.

Municipal Bonds

  Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer's bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state. See "Taxes, Dividends and Distributions."

  The two principal classifications of Municipal Bonds are "general obligation" and limited obligation or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

  The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal
                                      B-2
amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund's investment quality requirements.

  The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

Purchase And Exercise of Puts

  Puts give the Fund the right to sell securities held in the Fund's portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances:
(1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

Portfolio Turnover

  Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. In order to seek a high level of current income, the investment adviser intends to change the composition of the Fund's portfolio, adjusting maturities and the quality and type of issue. Accordingly, it is possible that the Fund's portfolio turnover rate may reach, or even exceed, 150%. A portfolio turnover rate of 150% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. For the years ended December 31, 1996 and 1997 the Fund's portfolio turnover rates were 46% and 38%, respectively.

Financial Futures Contracts

  The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. A clearing
                                      B-3
corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be performed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  Options on Financial Futures. The Fund may enter into options on future contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e. sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

  Limitations on Purchase and Sale. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The Fund will only engage in futures transactions for bona fide hedging, risk management and return enhancement purposes in accordance with the rules of the Commodity Futures Trading Commission and not for speculation. With respect to long positions assumed by the Fund, the Fund will segregate an amount of cash or other liquid assets so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insure that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its total assets in Municipal Bonds and Municipal Notes except in certain circumstances, as described in the Prospectus under "How the Fund Invests-Investment Objective and Policies." The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Fund.

  Risks of Financial Futures Transactions. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests-Investment Objective and Policies" in the Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

  Hedging involves the risk of imperfect correlation because changes in the price of futures contracts only generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

  The hours of trading of interest rate futures contracts may not conform to the hours during which the Fund may trade Municipal Bonds. To the extent that the futures markets close before the municipal bond market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

  Risks of Transactions in Options on Financial Futures. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Fund when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in
                                      B-4
particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Illiquid Securities

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

  Municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

Segregated Accounts

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.
                                      B-5

  The Fund may not:

  (1) With respect to 75% of its total assets, invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer.

  (2) Make short sales of securities.

  (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities and margin payments in connection with transactions in financial futures contracts.

  (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 331/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 331/3% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its Custodian, liquid assets equal in value to the amount owed. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

  (5) Engage in the underwriting of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for resale of such securities to the public.

  (6) Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate.

  (7) Make loans of money or securities except through the purchase of debt obligations or repurchase agreements.

  (8) Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

  (9) Invest for the purpose of exercising control or management of another company.

  (10) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

  (11) Purchase or sell commodities or commodities futures contracts except financial futures contracts and options thereon.

  (12) Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.
                                      B-6

                             DIRECTORS AND OFFICERS

                            Position With                            Principal Occupations
Name, Address and Age(1)        Fund                                  During Past 5 Years
-------------------------- -------------- ---------------------------------------------------------------------------
                                          President and Director of BMC Fund, Inc., a closed-end investment company, formerly, Vice Chairman of Broyhill Furniture Industries, Inc.;
                                          Certified Public Accountant; Secretary and Treasurer of Broyhill Family
                                          Foundation, Inc.; Member of the Board of Trustees of Mars Hill College;
Edward D. Beach (73)       Director       Director of The High Yield Income Fund, Inc.

                                          Retired President, Chief Executive Officer and Trustee of the Gannett Foun-
                                          dation (now Freedom Forum); former Publisher of four Gannett newspa-
                                          pers and Vice President of Gannett Company; past Chairman of Indepen-
                                          dent Sector (national coalition of philanthropic organizations); former
                                          Chairman of the American Council for the Arts; Director of the Advisory
                                          Board of Chase Manhattan Bank of Rochester, The High Yield Income
Eugene C. Dorsey (71)      Director       Fund, Inc.; and First Financial Fund, Inc.

                                          Marketing and Management Consultant; Director of The High Yield Income
Delayne Dedrick Gold (59)  Director       Fund, Inc.

                                          Vice President (since September 1997), Prudential Investments; Executive
                                          Vice President and Treasurer (since December 1996); Prudential Invest-
                                          ments Fund Management LLC (PIFM); Senior Vice President (since
                                          March 1987) of Prudential Securities Incorporated (Prudential Securi-
                                          ties); formerly Chief Administrative Officer (July 1990-September 1996),
                                          Director (January 1989-September 1996), Executive Vice President,
                                          Treasurer and Chief Financial Officer (June 1987-September 1996) of
                                          Prudential Mutual Fund Management, Inc.; Vice President and Director
                           Director and   of The Asia Pacific Fund, Inc. (since May 1989); Director of The High
*Robert F. Gunia (51)      Vice President Yield Income Fund, Inc.

                                          Senior Director (since January 1986) of Prudential Securities; formerly In-
                                          terim Chairman and Chief Executive Officer of Prudential Mutual Fund
                                          Management, Inc. (June-September 1993); formerly Chairman of the
                                          Board of Prudential Securities (1982-1985) and Chairman of the Board
*Harry A. Jacobs, Jr. (76)                and Chief Executive Officer of Bache Group Inc. (1977-1982); Director of
1 Seaport Plaza                           The First Australia Fund, Inc., The First Australia Prime Income Fund,
New York, NY               Director       Inc. and The High Yield Income Fund, Inc.

                                          Chief Investment Officer (since October 1996) of Prudential Mutual Funds;
                                          formerly Chief Financial Officer (November 1995-September 1996) of
                                          Prudential Investments, Senior Vice President and Chief Financial Offi-
                                          cer (April 1993-November 1995) of Prudential Preferred Financial Servic-
                                          es, Managing Director (April 1991-April 1993) of Prudential Investment
*Mendel A. Melzer CFA (37)                Advisors and Senior Vice President (July 1989-April 1991) of Prudential
751 Broad Street                          Capital Corporation; Chairman and Director of Prudential Series Fund,
Newark, NJ                 Director       Inc., Director of The High Yield Income Fund, Inc.

---------------------------------------------------------------------------------------------------------------------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with The Prudential Insurance Company of America (Prudential) or Prudential Securities.
                                      B-7

                                                                            Principal Occupations
Name, Address and Age(1)    Position with Fund                               During Past 5 Years
------------------------ ----------------------- --------------------------------------------------------------------------
                                                 President of the Greater Rochester Metro Chamber of Commerce; former
                                                 Rochester City Manager; Trustee of Center for Governmental Research,
                                                 Inc.; Director of Blue Cross of Rochester, The Business Council of New
                                                 York State, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                 Development Corporation, Northeast Midwest Institute and The High
                                                 Yield Income Fund, Inc.; President, Director and Treasurer of First
Thomas T. Mooney (56)    Director                Financial Fund, Inc. and The High Yield Plus Fund, Inc.

                                                 President of O'Brien Associates (Financial and Management Consultants)
                                                 (since April 1984); formerly President of Jamaica Water Securities
                                                 Corp. (holding company) (February 1989-August 1990); Chairman of the
                                                 Board and Chief Executive Officer (September 1987-February 1989) of
                                                 Jamaica Water Supply Company and Director (September 1987-April
                                                 1991); Director and President of Winthrop Regional Health Systems,
                                                 and United Presbyterian Homes; Director of Ridgewood Savings Bank;
                                                 Trustee of Hofstra University; Director of The High Yield Income
Thomas H. O'Brien (73)   Director                Fund, Inc.

                                                 Employee of Prudential Investments; formerly President, Chief Executive
                                                 Officer and Director (October 1993-September 1996) of Prudential
                                                 Mutual Fund Management, Inc.; Executive Vice President, Director and
                                                 Member of the Operating Committee (October 1993-September 1996) of
                                                 Prudential Securities; Director (since October 1993-September 1996) of
                                                 Prudential Securities Group, Inc.; Executive Vice President, The
                                                 Prudential Investment Corporation (January 1994-September 1996);
                                                 Director (January 1994-September 1996) of Prudential Mutual Fund
                                                 Distributors, Inc., and Prudential Mutual Fund Services, Inc. and Senior
*Richard A. Redeker (55)                         Executive Vice President and Director of Kemper Financial Services, Inc.
751 Broad Street                                 (September 1978-September 1993); President and Director of The High
Newark, NJ               President and Director  Yield Income Fund, Inc.

                                                 Economist, formerly Vice President and Chief Economist (March 1986-June
                                                 1990) of International Business Machines Corporation; Member of the
                                                 Board of Governors of the Horace Rockham School of Graduate Studies
                                                 of the University of Michigan; Director of Inland Steel Industries (since
Nancy H. Teeters (67)    Director                July 1991) and The High Yield Income Fund, Inc.

                                                 Publisher and Chief Executive Officer (since January 1996) and Director
                                                 (since September 1991) of Central Newspapers, Inc.; Chairman of the
                                                 Board (since January 1996), Publisher and Chief Executive Officer
                                                 (August 1991-December 1995) of Phoenix Newspapers, Inc.; formerly,
                                                 Publisher of Time Magazine (May 1989-March 1991), President,
                                                 Publisher and Chief Executive Officer of the Detroit News (February
                                                 1986-August 1989), and member of the Advisory Board, Chase
                                                 Manhattan Bank-Westchester; Director of The High Yield Income Fund,
Louis A. Weil, III (56)  Director                Inc.

                                                 Senior Vice President (since December 1996) of PIFM; Senior Vice Presi-
                                                 dent and Senior Counsel (since July 1992) of Prudential Securities; for-
                                                 merly Senior Vice President (January 1991-September 1996) and Senior
                                                 Counsel (June 1987-September 1996) of Prudential Mutual Fund man-
S. Jane Rose (52)        Secretary               agement, Inc.

                                                 First Vice President (since December 1996) of PIFM; First Vice President
                                                 (since March 1994) of Prudential Securities; formerly First Vice President
                         Treasurer and Principal (March 1994-September 1996) of Prudential Mutual Fund Management,
                         Financial and           Inc. and Vice President (July 1989-March 1994) of Bankers Trust Corpo-
Grace C. Torres (38)     Accounting Officer      ration.

                                                                       Principal Occupations
Name, Address and Age(1)  Position with Fund                            During Past 5 Years
------------------------ ------------------- -------------------------------------------------------------------------
                                             Tax Director (since March 1996) of Prudential Investments and the Private
                                             Asset Group of The Prudential Insurance Company of America (Pruden-
                                             tial); formerly First Vice President of Prudential Mutual Fund Manage-
                                             ment, Inc. (February 1993-September 1996) and Senior Tax Manager of
Stephen M. Ungerman (44) Assistant Treasurer Price Waterhouse (1981-January 1993).

                                             Vice President (since December 1996) of PIFM; formerly Vice President and Associate General Counsel (June 1991-September 1996) of PIFM;
Deborah A. Docs (40)     Assistant Secretary Vice President and Associate General Counsel of Prudential Securities.
----------------------------------------------------------------------------------------------------------------------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential or Prudential Securities or PIFM.

(1) Unless otherwise noted the address for each of the above persons is c/o:
    Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  Directors and officers of the Fund are also trustees, Directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated.

  The officers conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Commission, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other investment companies registered under the Investment Company Act of 1940 managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                               Compensation Table

                                                                                                Total 1996
                                                                 Pension or                    Compensation
                                                                 Retirement      Estimated       From Fund
                                                   Aggregate  Benefits Accrued     Annual        and Fund
                                                 Compensation  As Part of Fund Benefits Upon   Complex Paid
                Name and Position                  From Fund      Expenses       Retirement    to Directors
------------------------------------------------ ------------ ---------------- ------------- ----------------
Edward D. Beach -Director.......................       $4,500             None           N/A $135,000(38/63)*
Eugene C. Dorsey-Director**.....................       $4,500             None           N/A  $70,000(16/43)*

Delayne Dedrick Gold-Director...................       $4,500             None           N/A $135,000(38/63)*

Robert F. Gunia-Director and Vice President(1)..           -                -             -         -

Harry A. Jacobs, Jr.-Director(1)................           -                -             -         -

Donald D. Lennox-Retired Director...............       $4,500             None           N/A  $90,000(26/50)*
Mendel A. Melzer-Director(1)....................           -                -             -         -

Thomas T. Mooney-Director**.....................       $4,500             None           N/A $115,000(31/64)*

Thomas H. O'Brien-Director......................       $4,500             None           N/A $ 45,000(11/29)*

Richard A. Redeker-Director and President(1)....           -              None           N/A        -

Nancy H. Teeters-Director.......................       $4,500             None           N/A  $90,000(23/42)*
Louis A. Weil, III-Director.....................       $4,500               -             -   $90,000(26/50)*

-------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund complex (including the Fund).
** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Messrs. Dorsey and Mooney, respectively.

  As of February 6, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February 6, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: Christine V. Doyle, 58 Remington Road, Ridgefield, CT 06877-4326 who held 20,960 Class C Shares (42%); Huntington Newspapers Inc., Attn: Larry Hensley, P.O. Box 860, Huntington, IN 46750-0860 which held 8,787 Class C shares (76.9%); and Mrs. Eloyse Ewell TTEE, C.L. Ewell Family Trust, 180 Forest Ridge Way, Honolulu, HI 96822-5002, who had 3,329 Class C Shares of the Fund (6.4%).

  As of February 6, 1998, Prudential Securities was the record holder for other beneficial owners of 10,359,069 Class A shares (or 34% of the outstanding Class A shares), 3,274,184 Class B shares (or 37% of the outstanding Class B shares), and 42,339 Class C shares (or 81% of the outstanding Class C shares) of the Fund. In the event of any meeting of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to substantially all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities Incorporated and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's Custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended December 31, 1997. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and paying the fees and expenses of notice filings made in accordance with state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 22, 1997 and by shareholders of the Fund on April 28, 1988.
                                      B-11

  For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid PIFM management fees of $2,869,410 (net of waiver of $215,979), $2,996,081 (net of waiver of $351,073) and $2,983,142 (net of waiver of $349,455), respectively.

  PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to such contracts or interested persons of such parties as defined in the Investment Company Act, on May 22, 1997, and by shareholders of the Fund on April 28, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed-Distributor" in the Prospectus.

  Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 8, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Class C plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid for providing personal service and/or maintaining shareholder accounts, and (ii) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to the Class C shares. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997. The Class A Plan, as amended, was approved by the Class A and Class B shareholders and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.
                                      B-12

  Class A Plan. For the fiscal year ended December 31, 1997, the Distributor received $491,279 under the Class A Plan. This amount was primarily expended on commission credits to the Distributor and Prusec for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1997, the Distributor also received approximately $52,100 in initial sales charges.

  Class B Plan. For the fiscal year ended December 31, 1997, the Distributor received $759,692 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $456,200 in distributing the Fund's Class B shares, on behalf of the Fund during the year ended December 31, 1997. It is estimated that of this amount approximately $6,600 (1.5%) was spent on printing and mailing of prospectuses to other than current shareholders; $112,200 (24.6%) on compensation to Prusec, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $337,400 (73.9%) on the aggregate of (i) payments of commissions to financial advisers ($246,400 or 54.0%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($91,000 or 19.9%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charge " in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $393,600 in contingent deferred sales charges with respect to Class B shares.

  Class C Plan. For the fiscal year ended December 31, 1997 the Distributor received $5,686 under the Class C Plan and spent approximately $5,000 in distributing Class C shares. The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $3,900 in contingent deferred sales charges with respect to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days' written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law. A restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997.

  NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.
                                      B-13

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the "Subadviser." Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The Fund paid no brokerage commissions to Prudential Securities for the fiscal years ended December 31, 1994, 1995 and 1996.

                     PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide" in the Prospectus.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class (except that the Fund has agreed with the Commission in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders), and
(iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "Distributor" and "Shareholder Investment Account-Exchange Privilege."

Issuance of Fund Shares for Securities

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange market, and (d) are approved by the Fund's investment advisor.

Specimen Price Make-up

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3% and Class B*, and Class C* shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

Class A
NAV and redemption price per Class A share................... $16.12
Maximum sales charge (3% of offering price)..................    .50
                                                              ------
Offering price to public..................................... $16.62
                                                              ======
Class B
NAV, offering price and redemption price per Class B share*.. $16.16
                                                              ======
Class C
NAV, offering price and redemption price per Class C share*.. $16.16
                                                              ======

-------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide-How to Sell Your
Shares-Contingent Deferred Sales Charges" in the Prospectus.

Reduction and Waiver of Initial Sales Charges-Class A Shares

  Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);
                                      B-15

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  An eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or
(ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.


  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

  A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.
                                      B-16

Waiver of the Contingent Deferred Sales Charge-Class B Shares

  The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                                    Required Documentation
--------------------------------------------------------------------- -------------------------------------------------------------
                                                                      A copy of the shareholder's death certificate or, in the
                                                                      case of a trust, a copy of the grantor's death certificate,
Death                                                                 plus a copy of the trust agreement identifying the grantor.

Disability-An individual will be considered disabled if he or she is  A copy of the Social Security Administration award letter unable to engage in any substantial gainful activity by reason of any or a letter from a physician on the physician's letterhead
medically determinable physical or mental impairment which can be     stating that the shareholder (or, in the case of a trust, the expected to result in death or to be of long-continued and indefinite grantor) is permanently disabled. The letter must also in-
duration.                                                             dicate the date of disability.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount-Class B Shares Purchased Prior to August 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                           Contingent Deferred Sales Charge
                          as a Percentage of Dollars Invested
                                 or Redemption Process
                        --------------------------------------
Year since Purchase
  Payment Made          $500,001 to $1 million Over $1 million
----------------------- ---------------------- ---------------
First..................                   3.0%            2.0%
Second.................                   2.0%            1.0%
Third..................                   1.0%              0%
Fourth and thereafter..                     0%              0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.
                                      B-17

Exchange Privilege

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares, respectively, of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

Prudential California Municipal Fund
(California Money Market Series)

Prudential Government Securities Trust
(Money Market Series) (Class A shares)
(U.S. Treasury Money Market Series) (Class A shares)

Prudential Municipal Series Fund
(Connecticut Money Market Series)
(Massachusetts Money Market Series)
(New Jersey Money Market Series)
(New York Money Market Series)

Prudential MoneyMart Assets, Inc. (Class A shares)

Prudential Tax-Free Money Fund, Inc.

  Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund. No CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market account will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.
                                      B-18

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals2.

Period of Monthly Investments: $100,000 $150,000 $200,000 $250,000
------------------------------ -------- -------- -------- --------
25 Years......................     $110     $165     $220     $275
20 Years......................      176      264      352      440
15 Years......................      296      444      592      740
10 Years......................      555      833    1,110    1,388
 5 Years......................    1,371    2,057    2,742    3,428
See "Automatic Savings Accumulation Plan (ASAP)."


-------
  1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
  2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

  A systematic withdrawal plan is available to shareholders having shares of the Fund held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account-Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

Mutual Fund Programs

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The net asset value (NAV) per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once daily at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities for which reliable market quotations are readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadvisor, are valued by the Valuation Committee or Board of Directors in coordination with the Manager or Subadvisor. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Board of Directors. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is expected to be furnished by J. J. Kenny Information Systems Inc. Short-term securities maturing within 60 days of the valuation date are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.

  NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund will declare a dividend immediately prior to 4:15 P.M. on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:15 P.M., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may receive cash payments from the Fund equal to the dividends earned during the month by completing the appropriate section on the Application Form or by notifying Prudential Mutual Fund Services LLC (PMFS), the Fund's Transfer and Dividend Disbursing Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

  The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Net capital gains of the Fund will be distributed at least annually.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee to which Class B and Class C shares are subject. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

  The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net taxable investment income and net short-term capital gains in excess of net long-term capital losses and 90% of its net tax-exempt interest income in each taxable year is so distributed. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.

  The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

  Gains or losses on sales of securities by the Fund will be treated as capital gains or losses the character of which will depend upon the Fund's holding period in the securities. The acquisition of a put by the Fund may affect the holding period of securities held by the Fund. Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

  The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

  Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

  Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from Federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer's spouse, minor child or an entity controlled by the taxpayer. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations is a preference item for purposes of computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. The Fund plans to avoid to the extent possible investing in private activity tax-exempt obligations.

  The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

  Yield is calculated according to the following formula:

                         YIELD = 2 [ ( a  -  b +1)6-1]
cd

  Where: a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1997 for the Fund's Class A, Class B and Class C shares was 4.22%, 3.95% and 3.70%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

  Tax Equivalent Yield. The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B and Class C shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

  Tax equivalent yield is calculated according to the following formula:

                         TAX EQUIVALENT YIELD =  Yield
-----
1-.396

  The tax equivalent yield for the 30-day period ended December 31, 1997 for the Fund's Class A, Class B and Class C shares was 6.99%, 6.54% and 6.13%, respectively.

  Average Annual Total Return. The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                  P(1+T)n=ERV

Where: P = a hypothetical initial payment of $1000.
T = average annual total return.
n = number of years.
ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return (adjusted for management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 6.50%, 6.23% and 7.51%, respectively. The average annual total return (adjusted for management fee waiver) with respect to the Class B shares of the Fund for the one, five, and ten year periods ended on December 31, 1997 was 4.35%, 6.31% and 7.69%, respectively. The average annual total return (adjusted for management fee waiver) for Class C shares for the one year and since inception (August 1,
1994) periods ended December 31, 1997 was 8.08% and 6.98%, respectively.
                                      B-23

  The average annual total return (before management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 6.44%, 6.20% and 7.50%, respectively. The average annual total return (before management fee waiver) with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1997 was 4.28%, 6.28% and 7.68%, respectively. The average annual total return (before management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 8.01% and 6.94%, respectively.

  (PIFM eliminated its management fee waiver of .05 of 1%, effective September 1, 1997. See "Fee Waivers" in the Prospectus.)

  Aggregate Total Return. The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                       P

Where:
P   =
a hypothetical initial payment of $1000.
ERV =
Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return (after management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 9.80%, 39.44% and 83.23%, respectively. The aggregate total return (after management fee waiver) with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1997 was 9.35%, 36.76% and 109.77%, respectively. The aggregate total return (after management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 9.08% and 25.92%, respectively.

  The aggregate total return (before management fee waiver) with respect to the Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 9.73%, 39.26% and 83.01%, respectively. The aggregate total return (before management fee waiver) with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on December 31, 1997 was 9.28%, 36.59% and 109.51%, respectively. The aggregate total return (before management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 9.01% and 25.77%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1


                                    [CHART]

-------
  1Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation-1997
           Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                      CUSTODIAN AND TRANSFER AND DIVIDEND
                  DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1997, the Fund incurred fees of $413,100 for the services of PMFS.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.
                                      B-25

                                   APPENDIX I
                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

Corporate and Tax-Exempt Bond Ratings

  The four highest ratings of Moody's Investors Service ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The forgoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

  The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Tax-Exempt Note Ratings

  The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

  The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1" "SP-2" and "SP-3". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.
                                      I-1

Corporate and Tax-Exempt Commercial Paper Ratings

  Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rate issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

  Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.
                                      I-2

                                  APPENDIX II
                         GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

Asset Allocation

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

  Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.
                                      II-1

                                  APPENDIX III
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.





Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.
                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to September 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.





1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. 2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). 3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
5Salomon Brothers World Government Index (Non U.S.) Includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.
                                     III-2

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.







Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annual renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.
                                     III-3

                                  APPENDIX IV
                       INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

Information about Prudential

  The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other health care products, property and casualty insurance securities, brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $314 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions and Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,500 brokers and agents across the United States.2

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds

  As of October 31, 1997 Prudential Investments Fund Management LLC was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
-------
1 Prudential Investments Fund Investment Management serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercater Asset Management, L.P., as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
2 As of December 31, 1996.
                                      IV-1

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data.4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6
-------
3 As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
5 Based on 669 funds in Lipper Analytical Services categories of Short U.S.
  Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
6 As of December 31, 1994.
                                      IV-2

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

Information about Prudential Securities

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at Prudential Securities.7

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A(compared to an industry average of B+) .

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.8

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.



-------
7 As of December 31, 1994.
8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

Portfolio of Investments as
of December 31, 1997             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
------------------------------------------------------------------------------------------------------------------------------
Alaska--1.7%
Anchorage Alaska Elec. Utility Rev.,
   M.B.I.A.                                                     Aaa               6.50%      12/01/12   $  3,400 (h) $  4,014,516
   M.B.I.A.                                                     Aaa               6.50       12/01/13      2,500 (h)    2,956,775
   M.B.I.A.                                                     Aaa               6.50       12/01/14      3,455        4,089,960
                                                                                                                     ------------
                                                                                                                       11,061,251
------------------------------------------------------------------------------------------------------------------------------
Arizona--4.0%
Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25,
   B.I.G.                                                       Aaa               7.875       8/01/14      2,250        3,019,275
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.                                            Aaa              Zero         7/01/09      1,500          872,280
   No. 3 Tempe Elem.                                            Aaa              Zero         7/01/14      1,500          651,360
Maricopa Cnty. Unified Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                    Aaa              Zero         7/01/09      1,330          773,422
   No. 80 Chandler, M.B.I.A.                                    Aaa              Zero         7/01/10      1,050          575,410
   No. 80 Chandler, M.B.I.A.                                    Aaa              Zero         7/01/11      1,200          618,516
   No. 80 Chandler, F.G.I.C.                                    Aaa               6.25        7/01/11      1,000        1,156,910
Phoenix St. & Hwy. User Rev., Ser. A, F.G.I.C.                  Aaa              Zero         7/01/12      3,000        1,461,840
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                         Aaa               7.25        7/15/10      2,095        2,345,625
Pima Cnty. Unified Sch. Dist., Gen. Oblig., F.G.I.C.
   No. 1, Tuscan                                                Aaa               7.50        7/01/10      3,000 (f)    3,830,040
   No. 16, Catalina Foothills                                   Aaa              Zero         7/01/09      3,455        2,009,152
Tucson Gen. Oblig.,
   Ser. A                                                       Aa3               7.375       7/01/11      1,000        1,259,410
   Ser. A                                                       Aa3               7.375       7/01/12      1,100        1,392,138
   Ser. A                                                       Aa3               7.375       7/01/13      4,500        5,722,425
                                                                                                                     ------------
                                                                                                                       25,687,803
------------------------------------------------------------------------------------------------------------------------------
California--9.1%
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A.,
   Sr. Pub. Impvts. Proj., Ser. A                               Aaa               6.00        9/01/24      5,500        6,334,240
   Sub. Pub. Impvts. Proj., Ser. C                              Aaa               6.00        9/01/16      6,690        7,565,253
Encinitas Union Cap. Sch. Dist., M.B.I.A.                       Aaa              Zero         8/01/21      3,810        1,121,626
Kern California High Sch. Dist., Ser. A, M.B.I.A.               Aaa               6.30        2/01/10      2,490        2,891,487
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.         BBB(d)            6.125       7/01/23      6,000        6,229,620
Long Beach Harbor Rev., F.G.I.C., A.M.T.                        Aaa               6.00        5/15/18      4,000 (g)    4,419,320
Los Angeles Unified Sch. Dist., F.G.I.C.                        Aaa               6.00        7/01/15      1,000        1,130,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1997                PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont.d.)
Orange Cnty. Local Transp. Auth. Rev., A.M.B.A.C.               Aaa               5.70%       2/15/11   $  4,000     $  4,404,720
San Jose Redev. Proj., Agcy. Tax Alloc., M.B.I.A.               Aaa               6.00        8/01/11      5,000        5,668,500
Santa Cruz Cnty. Pub. Fin. Auth. Rev.,                          A-(d)             6.20        9/01/23      2,000        2,122,740
Santa Margarita/Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3-3A-484A                                      Aaa               7.25        8/01/10      2,450        3,078,327
   Impvt. Dists. 3-3A-484A, Ser. B                              Aaa               7.25        8/01/09      2,000        2,498,360
   Impvt. Dists. 3-3A-484A, Ser. B                              Aaa               7.25        8/01/14      2,000        2,547,820
So. California Pub. Pwr. Auth. Transmission Proj. Rev.,
   Ser. A, M.B.I.A.                                             Aaa               5.00        7/01/22      4,000        3,884,480
So. Orange Cnty. Pub. Fin. Auth. Rev., Foothill Area
   Proj., F.G.I.C.                                              Aaa               6.50        8/15/10      2,000        2,371,240
West Contra Costa Sch. Dist., Cert. of Part.                    Baa3              7.125       1/01/24      1,600        1,749,184
                                                                                                                     ------------
                                                                                                                       58,017,717
------------------------------------------------------------------------------------------------------------------------------
Colorado--4.8%
Arapahoe Cnty. Cap. Impvt. Trust Fund,
   Pub. Hwy. Rev., Ser. E-470                                   Aaa               7.00        8/31/26      3,000        3,583,080
Colorado Hsg. Fin. Auth.,
   Singl. Fam. Proj., A.M.T.                                    Aa2               8.00        6/01/25      4,100        4,599,216
   Singl. Fam. Proj., Ser. A-2, A.M.T.                          Aa2               7.25        5/01/27      2,000        2,255,000
   Singl. Fam. Proj., Ser. B-1, A.M.T.                          Aa2               7.90       12/01/25      2,540        2,859,938
   Singl. Fam. Proj., Ser. C-1, M.B.I.A., A.M.T.                Aaa               7.65       12/01/25      5,290        5,996,903
   Singl. Fam. Proj., Ser. C-2, A.M.T.                          Aa2               6.875      11/01/28      2,000        2,213,140
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                    BBB+(d)           7.00        1/01/22      7,960        8,718,031
                                                                                                                     ------------
                                                                                                                       30,225,308
------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.7%
Connecticut St. Hlth. & Edu. Facs. Auth. Rev.,
   Hosp. for Special Care                                       Baa2              5.50        7/01/27      2,500        2,478,375
   St. Mary's Hosp. Issue, Ser. E                               A3                5.50        7/01/20      5,650        5,707,573
   St. Mary's Hosp. Issue, Ser. E                               A3                5.875       7/01/22      1,750        1,810,358
   Univ. of Hartford                                            Ba2               6.75        7/01/12      5,475        5,852,994
Connecticut St. Spec. Tax Oblig. Rev., Trans.
   Infrastructure, Ser. A                                       A1                7.125       6/01/10      1,000        1,220,800
                                                                                                                     ------------
                                                                                                                       17,070,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1997              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida--2.7%
Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South Proj.      A                 7.95%      12/01/08   $  8,300     $  9,048,411
Florida St. Brd. of Ed.,
   Admin. Cap. Outlay,                                          Aa2               9.125       6/01/14      1,260        1,819,289
   Admin. Cap. Outlay, E.T.M.                                   Aaa               9.125       6/01/14        195          277,278
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev., Tampa
   Elec. Proj., Ser. 92 Ser. 9                                  Aa3               8.00        5/01/22      5,000        5,813,900
                                                                                                                     ------------
                                                                                                                       16,958,878
------------------------------------------------------------------------------------------------------------------------------
Georgia--4.1%
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Fac. Rev.                                                    NR                9.25        6/01/10      5,160 (b)    5,821,099
Burke Cnty. Dev. Auth., M.B.I.A.,
   Georgia Pwr. Plant Co., Vogtle Proj., Ser. 7                 Aaa               6.625      10/01/24        500          528,635
   Oglethorpe Pwr. Corp.                                        Aaa               8.00        1/01/22      5,000        5,965,700
Forsyth Cnty. Sch. Dist. Dev. Rev., Ser. A                      Aa3               6.75        7/01/16        500          607,550
Fulton Cnty. Sch. Dist. Rev., Lindbrook Square Fndtn.           AA                6.375       5/01/17        750          881,955
Georgia Mun. Elec. Auth. Pwr. Rev. Ref.,
   Ser. B                                                       A                 6.25        1/01/17        475          534,751
   Ser. B, M.B.I.A.                                             Aaa               6.375       1/01/16      5,000        5,859,550
   Ser. Z, M.B.I.A.                                             Aaa               5.50        1/01/20      5,000        5,359,100
Green Cnty. Dev. Auth. Indl. Park Rev.                          NR                6.875       2/01/04        525          568,055
                                                                                                                     ------------
                                                                                                                       26,126,395
------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.4%
Hawaii St. Arpt. Sys. Rev.,
   2nd Ser. 90, F.G.I.C., A.M.T.                                Aaa               7.50        7/01/20        500          543,420
   2nd Ser., A.M.T.                                             A                 7.00        7/01/18        365          397,638
Hawaii St. Dept. Budget & Fin.,
   Hawaiian Elec. Co., Ser. A, M.B.I.A., A.M.T.                 Aaa               5.65       10/01/27      5,000        5,182,150
   Hawaiian Elec. Co., Ser. C, M.B.I.A., A.M.T.                 Aaa               7.375      12/01/20        500          546,920
   Kapiolani Hlth. Care Sys.                                    A                 6.30        7/01/08        500          541,560
   Kapiolani Hosp.                                              A                 6.00        7/01/11        250          267,070
Hawaii St. Gen. Oblig., Ser. CJ                                 Aaa               6.25        1/01/15        650 (b)      724,256
Hawaii St. Harbor Cap. Impvt. Rev.,
   F.G.I.C., A.M.T.                                             Aaa               6.25        7/01/10        250          274,005
   F.G.I.C., A.M.T.                                             Aaa               6.25        7/01/15        500          545,075
                                                                                                                     ------------
                                                                                                                        9,022,094

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1997           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois--4.7%
Cook and Du Page Cntys. Cap. Apprec., High Sch. Dist. No.
   210, F.S.A.                                                  Aaa              Zero        12/01/11    $ 3,035     $  1,512,007
Illinois Dev. Fin. Auth. Rev., Cmnty. Rehab. Providers-A        BBB(d)           6.00%        7/01/15      2,000        2,101,840
Illinois Hlth. Facs. Auth. Rev., M.B.I.A.,
   Loyola Univ. Hlth. Sys., Ser. A                              Aaa               6.00        7/01/13      1,500        1,670,790
   Loyola Univ. Hlth. Sys., Ser. A                              Aaa               6.00        7/01/14      3,500        3,894,310
Kane & De Kalb Cntys. Cmnty. United Sch. Dist., No. 301,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/10      3,055        1,620,403
Metropolitan Pier & Expo. Auth Hosp. Fac. Rev., McCormick
   Place Convention                                             BBB-(d)           7.00        7/01/26     12,910       15,831,920
Regional Transp. Auth. Rev., F.G.I.C.                           Aaa               6.00        6/01/15      2,750        3,091,165
                                                                                                                     ------------
                                                                                                                       29,722,435
------------------------------------------------------------------------------------------------------------------------------
Kentucky--2.0%
Henderson Cnty. Solid Waste Disp. Rev., Macmillan Bloedel
   Proj., A.M.T.                                                Baa2              7.00        3/01/25      6,000        6,672,120
Jefferson Cnty. Poll. Ctrl. Rev., Louisville Gas & Elec.,
   Ser. A, A.M.T.                                               Aa2               7.75        2/01/19      5,700        5,832,240
                                                                                                                     ------------
                                                                                                                       12,504,360
------------------------------------------------------------------------------------------------------------------------------
Louisiana--4.8%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.              Aaa              Zero         9/01/09     13,500        7,833,645
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                      Aaa               8.90        2/01/07      5,780        7,664,338
St. Charles Parish, Environ. Impt. Rev., Louisiana Pwr. &
   Lt. Co., Ser. A, A.M.T.                                      Baa2              6.875       7/01/24      5,000        5,500,900
St. Charles Parish, Lousiana Poll. Ctrl. Rev.,
   Lousiana Pwr. & Lt. Co.                                      Baa3              8.25        6/01/14      4,000        4,309,160
   Lousiana Pwr. & Lt. Co., Ser. 1989                           Baa3              8.00       12/01/14      5,000        5,445,000
                                                                                                                     ------------
                                                                                                                       30,753,043
------------------------------------------------------------------------------------------------------------------------------
Maryland--0.6%
Northeast Waste Disp. Auth., Baltimore City Sludge Proj.        NR                7.25        7/01/07      3,629        4,003,368
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.1%
Mass. St. Wtr. Res. Auth. Rev.,
   Ser. B, M.B.I.A.                                             Aaa               6.25       12/01/11      6,720        7,774,838
   Ser. B, M.B.I.A.                                             Aaa               6.25       12/01/12      5,000        5,783,150
                                                                                                                     ------------
                                                                                                                       13,557,988

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of December 31, 1997            PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan--1.2%
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg. Rev., Ser. B                                     AA-(d)            7.55%       4/01/23   $  1,000     $  1,072,870
   Sngl. Fam. Mtge., Ser. A                                     AA+(d)            7.50        6/01/15      5,185        5,437,250
Okemos Pub. Sch. Dist., M.B.I.A.,
   Cnty. of Ingham                                              Aaa              Zero         5/01/12      1,100          544,247
   Cnty. of Ingham                                              Aaa              Zero         5/01/13      1,000          467,560
                                                                                                                     ------------
                                                                                                                        7,521,927
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.7%
Anoka Hennepin Indpt. Sch. Dist., No. 11, Ser. C, F.S.A.        Aaa              Zero         2/01/12      1,575          788,886
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam.
   Mtge., G.N.M.A., A.M.T.                                      AAA(d)            7.30        8/01/31        830          877,974
Minneapolis St. Paul Met. Arpts. Comm., Ser. 7, A.M.T.          Aaa               7.80        1/01/14      1,000        1,057,230
St. Paul Science Museum, Cert. of Part., E.T.M.                 AAA(d)            7.50       12/15/01        769          832,316
Univ. of Minnesota, Ser. A, E.T.M.                              Aa3               6.00        2/01/11      1,000        1,041,600
                                                                                                                     ------------
                                                                                                                        4,598,006
------------------------------------------------------------------------------------------------------------------------------
Mississippi--0.4%
Mississippi Hosp. Equip. & Facs, Auth. Rev.,
   Rush Med. Fndtn. Proj., Ser. B                               Baa3              6.00        1/01/16      1,480        1,540,473
   Rush Med. Fndtn. Proj., Ser. B                               Baa3              6.00        1/01/22      1,000        1,036,680
                                                                                                                     ------------
                                                                                                                        2,577,153
------------------------------------------------------------------------------------------------------------------------------
Missouri--1.4%
Missouri St. Hsg. Dev. Comn. Mtge Rev., Single Family
   Homeowner Loan, Ser. A, G.N.M.A., A.M.T.                     AAA(d)            7.20        9/01/26      4,920        5,547,202
Sikeston Missouri Elec. Rev., M.B.I.A.                          Aaa               6.00        6/01/16      3,175        3,574,637
                                                                                                                     ------------
                                                                                                                        9,121,839
------------------------------------------------------------------------------------------------------------------------------
Nevada--2.3%
Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp., Ser. A,
   A.M.T.                                                       Baa2              6.50       12/01/33     10,000       10,716,100
Nevada Hsg. Div. Multi Unit Hsg., Arville Et Cetera Proj.,
   F.N.M.A., A.M.T.                                             AAA(d)            6.60       10/01/23      3,475        3,706,539
                                                                                                                     ------------
                                                                                                                       14,422,639

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of December 31, 1997           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--0.3%
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev.,
   New Hampshire College                                        BBB-(d)           6.30%       1/01/16   $    500     $    531,415
   New Hampshire College                                        BBB-(d)           6.375       1/01/27      1,000        1,062,170
                                                                                                                     ------------
                                                                                                                        1,593,585
------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.4%
New Jersey St. Hsg. & Mtge. Fin. Agcy., Ser. D, M.B.I.A.,
   A.M.T.                                                       Aaa               7.70       10/01/29      2,090        2,193,434
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.               Aaa               6.50        1/01/16     11,000       13,052,490
                                                                                                                     ------------
                                                                                                                       15,245,924
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.8%
New Mexico Mtge. Fin. Auth., Singl. Fam. Mtge., A.M.T.          AAA(d)            6.30        7/01/28      5,000        5,302,550
------------------------------------------------------------------------------------------------------------------------------
New York--14.2%
Greece Central Sch. Dist.
   F.G.I.C.                                                     Aaa               6.00        6/15/16        950        1,074,716
   F.G.I.C.                                                     Aaa               6.00        6/15/17        950        1,077,509
   F.G.I.C.                                                     Aaa               6.00        6/15/18        950        1,078,697
Metropolitan Trans. Auth., Trans. Facs. Rev., Ser. A,
   F.S.A.                                                       Aaa               6.00        7/01/16      2,500        2,735,275
New York City Ind. Dev. Agcy.,
   Brooklyn Navy Yard Cogen Partners, A.M.T.                    Baa3              5.65       10/01/28      7,000        7,073,570
   Brooklyn Navy Yard Cogen Partners, A.M.T.                    Baa3              5.75       10/01/36      5,000        5,060,850
   Spec. Fac. Rev., Terminal One Group Assoc. Proj.,
      A.M.T.                                                    A                 6.00        1/01/19      2,500        2,621,200
New York City Mun. Wtr. Fin. Auth.
   F.G.I.C.                                                     Aaa               6.75        6/15/16      6,000 (b)    6,566,580
   F.G.I.C.                                                     Aaa               6.75        6/15/16     10,565       11,468,202
New York City, Gen. Oblig.,
   Ser. A                                                       Baa1              7.75        8/15/04      1,555 (b)    1,762,033
   Ser. A                                                       Baa1              7.75        8/15/04        445          495,645
   Ser. B                                                       Baa1              8.25        6/01/06      1,500        1,847,985
   Ser. B                                                       Baa1              7.25        8/15/07      3,500        4,133,605
   Ser. D                                                       Baa1              8.00        8/01/03      2,020        2,277,146
   Ser. D                                                       Aaa               8.00        8/01/04      1,005 (b)    1,148,454
   Ser. D                                                       Baa1              8.00        8/01/04        165          186,004
   Ser. D                                                       Aaa               7.65        2/01/07      4,605 (b)    5,269,041
   Ser. D                                                       Baa1              7.65        2/01/07        395          443,498

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of December 31, 1997            PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
   Ser. F                                                       BBB+(d)           8.25%      11/15/02   $    800 (b) $    926,704
   Ser. F                                                       Baa1              8.25       11/15/02      4,200 (b)    4,809,084
New York St. Local Gov't. Assist. Corp., Ser. E                 A3                6.00        4/01/14     10,000       11,245,800
New York St. Urban Dev. Corp. Rev. Ref., F.S.A.,
   Correctional Facs.                                           Aaa               6.50        1/01/09      3,000        3,513,240
   Correctional Facs., Ser. A                                   Aaa               5.50        1/01/14      3,000        3,215,280
Triborough Bridge & Tunl. Auth., Ser. X, M.B.I.A.               Aaa               6.625       1/01/12      8,500       10,125,965
                                                                                                                     ------------
                                                                                                                       90,156,083
------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.5%
North Carolina Eastern Mun. Pwr. Agcy., Pwr. Sys. Rev.,
   M.B.I.A.                                                     Aaa               5.375       1/01/24      3,000        3,043,770
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.7%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C                Aaa               7.20        6/30/13      9,000       10,986,210
------------------------------------------------------------------------------------------------------------------------------
Ohio--2.4%
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs. Rev., Buckeye
   Pwr. Inc. Proj., A.M.B.A.C.                                  Aaa               7.80       11/01/14     12,585       15,049,269
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--5.1%
McGee Creek Auth. Wtr. Rev., M.B.I.A.                           Aaa               6.00        1/01/23      7,000        7,981,750
Oklahoma St. Inds. Auth. Rev., Deaconess Hlth. Care, Ser.
   A                                                            Baa2              5.75       10/01/17      3,770        3,821,083
Tulsa Mun. Arpt. Trust Rev., American Airlines, Inc.,
   A.M.T.                                                       Baa2              7.375      12/01/20     19,000       20,733,750
                                                                                                                     ------------
                                                                                                                       32,536,583
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.0%
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Fac., Ser.
   A                                                            Baa1              6.20        7/01/19      3,000        3,209,940
Philadelphia Wtr. & Waste Auth. Rev., M.B.I.A.                  Aaa               6.25        8/01/11      2,500        2,866,675
                                                                                                                     ------------
                                                                                                                        6,076,615
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--5.6%
Puerto Rico Comnwlth., Gen. Oblig. M.B.I.A.                     Baa1              6.50        7/01/13      3,000        3,509,850
Puerto Rico Comnwlth., Hwy. & Trans. Auth., Hwy. Rev.,
   Ser. V                                                       Baa1              6.625       7/01/12      4,000        4,402,200
   Ser. W                                                       Baa1              5.50        7/01/15      2,500        2,626,725
   Ser. Z, F.S.A.                                               Aaa               6.00        7/01/18      5,000        5,667,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of December 31, 1997           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico (cont'd.)
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O                       Baa1              5.00%       7/01/12   $    600     $    598,164
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. V                    Baa1              6.375       7/01/08        500          540,335
Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.                              AAA(d)            6.125       8/01/25        500          547,240
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.              Aaa               6.25        7/01/16        500          551,735
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.                     Aaa               6.00        7/01/14        250          270,575
Puerto Rico Public Bldgs. Auth. Rev., Ser. L, F.S.A.            Aaa               5.75        7/01/10      5,065        5,624,277
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                             Aaa               6.424(c)    1/25/07      4,100        4,499,750
   Ser. I, M.B.I.A.                                             Aaa               6.915(c)    1/16/15      6,150        6,457,500
                                                                                                                     ------------
                                                                                                                       35,296,251
------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.6%
Charleston Wtrwks. & Swr. Rev., E.T.M.                          Aaa              10.375       1/01/10      7,415       10,358,458
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.8%
Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                     Aaa               6.75        9/01/10      5,000        6,017,550
McMinn Cnty. Ind. Dev. Brd. Solid Waste Rev., Calhoun
   Nwsprnt. Recycling Fac., A.M.T.                              Baa1              7.40       12/01/22      5,000        5,599,000
                                                                                                                     ------------
                                                                                                                       11,616,550
------------------------------------------------------------------------------------------------------------------------------
Texas--4.6%
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Baptist Hlth.
   Sys., Ser. A, M.B.I.A.                                       Aaa               6.00       11/15/14      5,695        6,401,180
Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                       Aaa               7.375      11/01/08      3,500        4,115,930
   Ser. A                                                       Aaa               7.375      11/01/09      3,500        4,093,215
Keller Independent Sch. Dist. Rev.                              Aaa               6.00        8/15/23      3,970        4,508,451
New Braunfels Indpt. Sch. Dist.,
   Cap. Apprec.                                                 Aaa              Zero         2/01/10      2,335        1,297,840
   Cap. Apprec.                                                 Aaa              Zero         2/01/11      2,365        1,236,280
Port Corpus Christi Auth. Rev.,                                 A2                7.50        8/01/12      2,000        2,203,260
San Antonio Elec. & Gas Rev., Ser. B, F.G.I.C.                  Aaa              Zero         2/01/09      5,000        2,949,250
Univ. Texas Univ. Rev., Fen. Sys., Ser. B                       Aa1               6.75        8/15/13      2,035        2,235,346
                                                                                                                     ------------
                                                                                                                       29,040,752

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of December 31, 1997               PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
U. S. Virgin Islands--0.1%
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Proj., Ser. B, A.M.T.                            BBB-(d)          7.375%      10/01/10    $   300     $    337,116
   Matching Loan Notes, Ser. A                                  NR               7.25        10/01/18        250          280,500
                                                                                                                     ------------
                                                                                                                          617,616
------------------------------------------------------------------------------------------------------------------------------
Washington--4.5%
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River Rock
   Hydro Elec. Sys. Rev., Ser. A, M.B.I.A.                      Aaa              Zero         6/01/15     15,000        6,113,850
Pierce Cnty. Washington Sch. Dist. No. 1, F.G.I.C.              Aaa               6.00       12/01/10      1,000        1,133,070
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                          Aaa               7.00        7/01/08      4,000        4,764,760
   Nuclear Proj. No. 1, Ser. B, F.S.A.                          Aaa               7.25        7/01/09      5,000        6,080,450
   Nuclear Proj. No. 2, F.S.A.                                  Aaa               5.40        7/01/12      5,400        5,604,552
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                        Aaa              Zero         7/01/06      3,000        2,019,600
Washington St. Rev., Ser. R-97A                                 Aa1              Zero         7/01/16      8,000        3,034,080
                                                                                                                     ------------
                                                                                                                       28,750,362
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.4%
Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership Rev.,
   A.M.T.                                                       Aa                6.20        3/01/27      2,100        2,205,126
                                                                                                                     ------------
Total long-term investments (cost $569,621,190)                                                                       620,828,008
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.5%
------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.7%
North Carolina Med. Care Comm. Hlth. Care Fac. Rev., Ser.
   97, F.R.D.D.                                                 VMIG1             5.00        1/02/98      2,500        2,500,000
North Carolina Med. Care Comm. Hosp. Rev., Ser. 96A,
   F.R.D.D.                                                     VMIG1             5.00        1/02/98      1,900        1,900,000
                                                                                                                     ------------
                                                                                                                        4,400,000
------------------------------------------------------------------------------------------------------------------------------
Texas--0.4%
Southwest Higher Ed. Auth. Inc. Rev., Ser. 85, F.R.D.D.         VMIG1             5.00        1/02/98        600          600,000
Trinity River Auth. Poll. Coll. Util., Texas Elec. Util.
   Co., Ser. 96A F.R.D.D.                                       VMIG1             5.10        1/02/98      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        2,600,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as
of December 31, 1997             PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virginia--0.4%
Campbell Cnty. Ind. Dev. Auth. Rev., Ser. 90A, F.R.D.D.         Aa2               5.30%       1/02/98   $  2,900     $  2,900,000
                                                                                                                     ------------
Total short-term investments (cost $9,900,000)                                                                          9,900,000
                                                                                                                     ------------
Total Investments--99.2%
   (cost $579,521,190)                                                                                                630,728,008
Other assets in excess of liabilities--0.8%                                                                             4,803,231
                                                                                                                     ------------
Net Assets--100%                                                                                                     $635,531,239
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Authority
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
(g) Represents when-issued or extended settlement security.
(h) Pledged as collateral for when-issued or extended settlement security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Statement of Assets and Liabilities    PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1997
Investments, at value (cost $579,521,190)...............................................................      $   630,728,008
Cash....................................................................................................              116,854
Interest receivable.....................................................................................           10,666,603
Receivable for investments sold.........................................................................              321,781
Receivable for Fund shares sold.........................................................................              164,434
Prepaid expenses and other assets.......................................................................               16,268
                                                                                                              -----------------
   Total assets.........................................................................................          642,013,948
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            4,339,707
Payable for Fund shares reacquired......................................................................              914,698
Dividends payable.......................................................................................              655,765
Management fee payable..................................................................................              242,634
Accrued expenses........................................................................................              214,733
Distribution fee payable................................................................................              102,672
Due to broker - variation margin........................................................................               12,500
                                                                                                              -----------------
   Total liabilities....................................................................................            6,482,709
                                                                                                              -----------------
Net Assets..............................................................................................      $   635,531,239
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................      $       393,965
   Paid-in capital in excess of par.....................................................................          583,000,111
                                                                                                              -----------------
                                                                                                                  583,394,076
   Accumulated net realized gain on investments.........................................................            1,042,845
   Net unrealized appreciation on investments...........................................................           51,094,318
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................      $   635,531,239
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($493,177,888 / 30,588,012 shares of common stock issued and outstanding).........................               $16.12
   Maximum sales charge (3% of offering price)..........................................................                  .50
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $16.62
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($141,527,978 / 8,757,460 shares of common stock issued and outstanding)..........................               $16.16
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($825,373 / 51,073 shares of common stock issued and outstanding).................................               $16.16
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1997
Income
   Interest..............................      $37,659,685
                                            -----------------
Expenses
   Management fee........................        3,085,389
   Distribution fee--Class A.............          491,279
   Distribution fee--Class B.............          759,692
   Distribution fee--Class C.............            5,686
   Transfer agent's fees and expense.....          544,000
   Custodian's fees and expenses.........          123,000
   Reports to shareholders...............          128,000
   Legal fees and expenses...............           73,000
   Registration fees.....................           50,000
   Audit fees and expenses...............           39,000
   Directors' fees and expenses..........           28,000
   Insurance expense.....................           11,700
   Miscellaneous.........................            2,119
                                            -----------------
      Total expenses.....................        5,340,865
   Less: Management fee waiver...........         (215,979)
      Custodian fee credit...............          (14,132)
                                            -----------------
      Net expenses.......................        5,110,754
                                            -----------------
Net investment income....................       32,548,931
                                            -----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...............        9,597,743
   Financial futures contracts...........       (1,286,578)
   Written options.......................           18,260
                                            -----------------
                                                 8,329,425
                                            -----------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments...........................       19,425,487
   Futures...............................         (112,500)
                                            -----------------
                                                19,312,987
                                            -----------------
Net gain on investment transactions......       27,642,412
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $60,191,343
                                            -----------------
                                            -----------------

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                         1997             1996
Operations
   Net investment income........  $  32,548,931    $  36,516,570
   Net realized gain on
      investment transactions...      8,329,425        6,573,149
   Net change in unrealized
      appreciation of
      investments...............     19,312,987      (26,789,525)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     60,191,343       16,300,194
                                  -------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net investment
      income
      Class A...................    (25,293,360)     (26,993,477)
      Class B...................     (7,221,480)      (9,491,599)
      Class C...................        (34,091)         (31,494)
                                  -------------    -------------
                                    (32,548,931)     (36,516,570)
                                  -------------    -------------
   Distributions in excess of
      net investment income
      Class A...................       (152,363)        (129,414)
      Class B...................        (43,542)         (43,154)
      Class C...................           (256)            (196)
                                  -------------    -------------
                                       (196,161)        (172,764)
                                  -------------    -------------
   Distributions paid from
      capital gains
      Class A...................     (3,169,156)        --
      Class B...................       (905,674)        --
      Class C...................         (5,317)        --
                                  -------------    -------------
                                     (4,080,147)        --
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5 &
   6):
   Net proceeds from shares
      sold......................    143,282,681      132,494,761
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     22,849,312       22,304,782
   Cost of shares reacquired....   (225,662,512)    (224,127,599)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............    (59,530,519)     (69,328,056)
                                  -------------    -------------
Total decrease..................    (36,164,415)     (89,717,196)
Net Assets
Beginning of year...............    671,695,654      761,412,850
                                  -------------    -------------
End of year.....................  $ 635,531,239    $ 671,695,654
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated realized gain on investment by $196,161. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.
Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion. Prior to September 1, 1997, PIFM had agreed to waive a portion (.05 of 1% of the Fund's average daily net assets) of its management fee which amounted to $215,979 ($.005 per share for Class A, B and C shares). The Fund is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver. The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.
PSI has advised the Fund that it received approximately $52,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended December 31, 1997, it received approximately $274,100 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is
--------------------------------------------------------------------------------
                                       16

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1997, the Fund incurred fees of approximately $413,100 for the services of PMFS. As of December 31, 1997, $33,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997, were $237,337,219 and $315,859,062, respectively.
The federal income tax basis of the Fund's investments at December 31, 1997 was substantially the same as for financial reporting purposes and, accordingly, net and gross unrealized appreciation for federal income tax purposes was $51,206,818.
The Fund utilized its capital loss carryforward of approximately $3,010,300 to offset net taxable gains recognized during the year ended December 31, 1997. During the year ended December 31, 1997, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1997 are as follows:

                                                             Value at
                                             Value at        December         Unrealized
Number of                    Expiration        Trade            31,          Appreciation
Contracts        Type           Date           Date            1997         (Depreciation)
---------     -----------    -----------    -----------     -----------     --------------
                 Short
               Position:
                 U.S.
               Treasury
   100           Index        Mar. 1998     $11,825,000     $12,046,875       $ (221,875)
                 Long
               Position:
                 U.S.
               Treasury
   100           Index        Mar. 1998      12,203,125      12,312,500          109,375
                                                                            --------------
                                                                              $ (112,500)
                                                                            --------------
                                                                            --------------

Transactions in written options during the year ended December 31, 1997 were as follows:

                                      Number of      Premiums
                                      Contracts      Received
                                     -----------    ----------
Options written...................        200        $ 92,000
Options terminated in closing
  purchase transactions...........       (200)        (92,000)
                                          ---       ----------
Options outstanding at December
  31, 1997........................          0        $      0
                                          ---       ----------
                                          ---       ----------

------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
There are 750 million shares of common stock, $.01 par value per share, authorized divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares. Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1997:
Shares sold......................     7,770,406    $ 121,265,504
Shares issued in connection with
  the acquisition of Prudential
  Municipal Series Fund-Hawaii
  Income Series (Note 6).........       896,395       14,045,247
Shares issued in reinvestment of
  dividends and distributions....     1,127,948       17,779,927
Shares reacquired................   (12,541,415)    (197,015,549)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (2,746,666)     (43,924,871)
Shares issued upon conversion
  from Class B...................     1,028,246       16,211,378
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,718,420)   $ (27,713,493)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       17

Notes to Financial Statements          PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1996:
Shares sold......................     7,874,132    $ 121,137,131
Shares issued in reinvestment of
  dividends and distributions....     1,069,965       16,527,402
Shares reacquired................   (12,415,345)    (191,331,476)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (3,471,248)     (53,666,943)
Shares issued upon conversion
  from Class B...................     2,099,600       32,135,995
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,371,648)   $ (21,530,948)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Year ended December 31, 1997:
Shares sold......................       493,868    $   7,772,752
Shares issued in reinvestment of
  dividends and distributions....       319,319        5,042,204
Shares reacquired................    (1,812,567)     (28,445,531)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (999,380)     (15,630,575)
Shares reacquired upon conversion
  into Class A...................    (1,025,835)     (16,211,378)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,025,215)   $ (31,841,953)
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1996:
Shares sold......................       698,535    $  10,812,210
Shares issued in reinvestment of
  dividends and distributions....       371,613        5,754,354
Shares reacquired................    (2,107,215)     (32,615,599)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,037,067)     (16,049,035)
Shares reacquired upon conversion
  into Class A...................    (2,095,072)     (32,135,995)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (3,132,139)   $ (48,185,030)
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended December 31, 1997:
Shares sold......................        12,662    $     199,178
Shares issued in reinvestment of
  dividends and distributions....         1,717           27,181
Shares reacquired................       (12,783)        (201,432)
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,596    $      24,927
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1996:
Shares sold......................        34,623    $     545,420
Shares issued in reinvestment of
  dividends and distributions....         1,490           23,026
Shares reacquired................       (11,778)        (180,524)
                                    -----------    -------------
Net increase in shares
  outstanding....................        24,335    $     387,922
                                    -----------    -------------
                                    -----------    -------------

------------------------------------------------------------
Note 6. Acquisition of Prudential Municipal Series Fund--Hawaii Income Series
On June 27, 1997, the Fund acquired all the net assets of Prudential Municipal Series Fund--Hawaii Income Series ('Hawaii') pursuant to a plan of reorganization approved by Hawaii shareholders on June 16, 1997. The acquisition was accomplished by a tax-free exchange of 896,395 Class A shares of the Fund (valued at $14,045,247 in the aggregate) for the Class A, B and C shares of Hawaii outstanding on June 27, 1997. Hawaii net assets at that date ($14,045,247), including $731,983 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund and Hawaii immediately before the acquisition were $635,872,295 and $14,045,247, respectively.
--------------------------------------------------------------------------------
                                       18

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                  Class A
                                                         ----------------------------------------------------------
                                                                          Year Ended December 31,
                                                         ----------------------------------------------------------
                                                           1997         1996         1995        1994        1993
                                                         --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................   $  15.56     $  15.98     $  14.42     $ 16.30     $ 15.94
                                                         --------     --------     --------     -------     -------
Income from investment operations
Net investment income.................................        .81(b)       .82(b)       .81(b)      .81         .90
Net realized and unrealized gain (loss) on investment
   transactions.......................................        .67         (.42)        1.57       (1.78)       1.05
                                                         --------     --------     --------     -------     -------
   Total from investment operations...................       1.48          .40         2.38        (.97)       1.95
                                                         --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income..................       (.81)        (.82)        (.81)       (.81)       (.90)
Distributions in excess of net investment income......       (.01)       --   (c)      (.01)      --          --
Distributions from net realized gains.................       (.10)       --           --           (.10)       (.69)
                                                         --------     --------     --------     -------     -------
   Total distributions................................       (.92)        (.82)        (.82)       (.91)      (1.59)
                                                         --------     --------     --------     -------     -------
Net asset value, end of year..........................   $  16.12     $  15.56     $  15.98     $ 14.42     $ 16.30
                                                         --------     --------     --------     -------     -------
                                                         --------     --------     --------     -------     -------
TOTAL RETURN(a):......................................       9.80%        2.66%       16.91%      (6.04)%     12.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................   $493,178     $502,739     $538,145     $12,721     $14,167
Average net assets (000)..............................   $491,279     $508,159     $446,350     $14,116     $11,786
Ratios to average net assets:
   Expenses, including distribution fees..............        .70%(b)      .68%(b)      .75%(b)     .77%        .69%
   Expenses, excluding distribution fees..............        .60%(b)      .58%(b)      .65%(b)     .67%        .59%
   Net investment income..............................       5.15%(b)     5.31%(b)     5.34%(b)    5.38%       5.49%
For Class A, B and C shares:
   Portfolio turnover rate............................         38%          46%          98%        120%         82%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                   Class B
                                                         ------------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ------------------------------------------------------------
                                                           1997         1996         1995         1994         1993
                                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................   $  15.60     $  16.02     $  14.45     $  16.33     $  15.97
                                                         --------     --------     --------     --------     --------
Income from investment operations
Net investment income.................................        .75(b)       .76(b)       .76(b)       .75          .84
Net realized and unrealized gain (loss) on investment
   transactions.......................................        .67         (.42)        1.58        (1.78)        1.05
                                                         --------     --------     --------     --------     --------
   Total from investment operations...................       1.42          .34         2.34        (1.03)        1.89
                                                         --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..................       (.75)        (.76)        (.76)        (.75)        (.84)
Distributions in excess of net investment income......       (.01)       --   (c)      (.01)       --           --
Distributions from net realized gains.................       (.10)       --           --            (.10)        (.69)
                                                         --------     --------     --------     --------     --------
   Total distributions................................       (.86)        (.76)        (.77)        (.85)       (1.53)
                                                         --------     --------     --------     --------     --------
Net asset value, end of year..........................   $  16.16     $  15.60     $  16.02     $  14.45     $  16.33
                                                         --------     --------     --------     --------     --------
                                                         --------     --------     --------     --------     --------
TOTAL RETURN(a):......................................       9.35%        2.26%       16.49%       (6.39)%      12.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).........................   $141,528     $168,185     $222,865     $672,272     $848,299
Average net assets (000)..............................   $151,938     $193,312     $252,313     $751,623     $854,919
Ratios to average net assets:
   Expenses, including distribution fees..............       1.10%(b)     1.08%(b)     1.15%(b)     1.17%        1.09%
   Expenses, excluding distribution fees..............        .60%(b)      .58%(b)      .65%(b)      .67%         .59%
   Net investment income..............................       4.75%(b)     4.91%(b)     4.96%(b)     4.96%        5.09%

---------------
(a)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

Financial Highlights                   PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class C
                                                         ----------------------------------------------------
                                                                                                  August 1,
                                                                                                   1994(e)
                                                               Year Ended December 31,             through
                                                         -----------------------------------     December 31,
                                                          1997        1996          1995             1994
                                                         -------     ------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................   $ 15.60     $16.02        $14.44           $15.13
                                                         -------     ------         -----            -----
Income from investment operations
Net investment income.................................       .71(b)     .72(b)        .72(b)           .29
Net realized and unrealized gain (loss) on investment
   transactions.......................................       .67       (.42)         1.59             (.69)
                                                         -------     ------         -----            -----
   Total from investment operations...................      1.38        .30          2.31             (.40)
                                                         -------     ------         -----            -----
Less distributions
Dividends from net investment income..................      (.71)      (.72)         (.72)            (.29)
Distributions in excess of net investment income......      (.01)      --  (c)       (.01)            --
Distributions from net realized gains.................      (.10)      --            --               --
                                                         -------     ------         -----            -----
   Total distributions................................      (.82)      (.72)         (.73)            (.29)
                                                         -------     ------         -----            -----
Net asset value, end of period........................   $ 16.16     $15.60        $16.02           $14.44
                                                         -------     ------         -----            -----
                                                         -------     ------         -----            -----
TOTAL RETURN(a):......................................      9.08%      2.01%        16.22%           (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................      $825       $772          $403             $141
Average net assets (000)..............................      $758       $674          $247             $103
Ratios to average net assets:
   Expenses, including distribution fees..............      1.35%(b)   1.33%(b)      1.40%(b)         1.51%(d)
   Expenses, excluding distribution fees..............       .60%(b)    .58%(b)       .65%(b)          .76%(d)
   Net investment income..............................      4.50%(b)   4.67%(b)      4.66%(b)         4.84%(d)

---------------
(a)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

Report of Independent Accountants      PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
Prudential National Municipals Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential National Municipals Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998
--------------------------------------------------------------------------------
                                       22

Tax Information                        PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1997, dividends paid from net investment income totalling $.81 per Class A share, $.75 per Class B share and $.71 per Class C shares were all federally tax-exempt interest dividends. In addition, the Fund paid an ordinary distribution of $.005 per share (taxable as ordinary income) and a long-term capital gain distribution of $.104 of which $.063 is taxable at 28% and $.041 is taxable at 20%.
The portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska--1.8%
Anchorage Elec. Utility Rev.,
   M.B.I.A.                                                         Aaa           6.50%      12/01/12   $  3,400 (h) $  4,011,966
   M.B.I.A.                                                         Aaa           6.50       12/01/13      2,500 (h)    2,959,200
   M.B.I.A.                                                         Aaa           6.50       12/01/14      3,455 (h)    4,095,073
                                                                                                                     ------------
                                                                                                                       11,066,239
------------------------------------------------------------------------------------------------------------------------------
Arizona--4.2%
Arizona St. Mun. Fin. Proj., Cert. of Part., Ser. 25, B.I.G.        Aaa           7.875       8/01/14      2,250 (h)    3,000,960
Maricopa Cnty. Sch. Dist., A.M.B.A.C.,
   No. 3 Tempe Elem.,                                               Aaa          Zero         7/01/09      1,500          896,820
   No. 3 Tempe Elem.,                                               Aaa          Zero         7/01/14      1,500          671,070
Maricopa Cnty. Unified Sch. Dist.,
   No. 80 Chandler, F.G.I.C.                                        Aaa          Zero         7/01/09      1,330          795,180
   No. 80 Chandler, M.B.I.A.                                        Aaa          Zero         7/01/10      1,050          594,899
   No. 80 Chandler, M.B.I.A.                                        Aaa          Zero         7/01/11      1,200          640,272
   No. 80 Chandler, F.G.I.C.                                        NR            6.25        7/01/11      1,000        1,155,605
Phoenix St. & Hwy. User Rev., Ser. A, F.G.I.C.                      Aaa          Zero         7/01/12      2,500        1,253,725
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.                             Aaa           7.25        7/15/10      2,095 (h)    2,335,087
Pima Cnty. Unified Sch. Dist., Gen. Oblig., F.G.I.C.,
   No. 1, Tuscan                                                    Aaa           7.50        7/01/10      3,000 (f)    3,795,600
   No. 16, Catalina Foothills                                       Aaa          Zero         7/01/09      3,455        2,065,675
Tucson, Gen. Oblig.,
   Ser. A                                                           Aa3           7.375       7/01/11      1,000        1,261,420
   Ser. A                                                           Aa3           7.375       7/01/12      1,100        1,390,268
   Ser. A                                                           Aa3           7.375       7/01/13      4,500        5,706,810
                                                                                                                     ------------
                                                                                                                       25,563,391
------------------------------------------------------------------------------------------------------------------------------
California--8.5%
Abag Fin. Auth. for Nonprofit Corps. Ref., Amer. Baptist
   Homes., Ser. A                                                   BBB(d)        6.20       10/01/27      2,200        2,337,214
Anaheim Pub. Fin. Auth. Lease Rev., F.S.A.,
   Sr. Pub. Impvts. Proj., Ser. A                                   Aaa           6.00        9/01/24      5,500        6,306,300
   Sub. Pub. Impvts. Proj., Ser. C                                  Aaa           6.00        9/01/16      6,690        7,542,105
Encinitas Union Cap. Sch. Dist., M.B.I.A.                           Aaa          Zero         8/01/21      3,810        1,153,516
Kern High Sch. Dist., Ser. A, M.B.I.A.                              Aaa           6.30        2/01/10      2,490        2,869,202

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of June 30, 1998 (Unaudited)     PRUDENTIAL NATIONAL
MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Long Beach Aquarium of the Pacific Rev., Ser. A, A.M.T.             BBB(d)       6.125%       7/01/23    $ 6,000     $  6,289,500
Long Beach Harbor Rev., F.G.I.C., A.M.T.                            Aaa          6.00         5/15/18      4,000        4,467,560
Los Angeles Unified Sch. Distr., Ser. A, F.G.I.C.                   Aaa          6.00         7/01/15      1,000        1,128,400
San Jose Redev. Proj., Agcy. Tax Alloc., M.B.I.A.                   Aaa          6.00         8/01/11      5,000        5,655,950
Santa Cruz Cnty. Pub. Fin. Auth. Rev., Ser. A                       A-(d)        6.20         9/01/23      2,000        2,119,200
Santa Margarita/Dana Point Auth., M.B.I.A.,
   Impvt. Dists. 3-3A-484A, Ser. B                                  Aaa          7.25         8/01/09      2,000        2,469,920
   Impvt. Dists. 3-3A-484A, Ser. B                                  Aaa          7.25         8/01/10      2,450        3,044,100
   Impvt. Dists. 3-3A-484A, Ser. B                                  Aaa          7.25         8/01/14      2,000        2,531,720
So. Orange Cnty. Pub. Fin. Auth. Rev., Foothill Area Proj.,
   Ser. C, F.G.I.C.                                                 Aaa          6.50         8/15/10      2,000        2,352,060
West Contra Costa Sch. Dist., Cert. of Part., Ref.                  Baa3         7.125        1/01/24      1,600        1,752,784
                                                                                                                     ------------
                                                                                                                       52,019,531
------------------------------------------------------------------------------------------------------------------------------
Colorado--4.7%
Arapahoe Cnty. Cap. Impvt. Trust Fund, Pub. Hwy. Rev., Ser.
   E-470                                                            Aaa          7.00         8/31/26      3,000(b)     3,565,260
Colorado Hsg. Fin. Auth., A.M.T.
   Singl. Fam. Proj., Ser. A-2                                      Aa2          7.25         5/01/27      2,000        2,255,260
   Singl. Fam. Proj., Ser. B-1                                      Aa2          7.90        12/01/25      2,290        2,536,885
   Singl. Fam. Proj., Ser. C-1, M.B.I.A.                            Aaa          7.65        12/01/25      4,920        5,532,147
   Singl. Fam. Proj., Ser. C-2                                      Aa2          6.875       11/01/28      2,000        2,233,540
   Singl. Fam. Proj.                                                Aa2          8.00         6/01/25      3,610        3,999,230
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                        BBB+(d)      7.00         1/01/22      5,000(f)     5,500,100
Colorado Springs Arpt. Rev., Ser. A., A.M.T.                        BBB+(d)      7.00         1/01/22      2,960        3,256,059
                                                                                                                     ------------
                                                                                                                       28,878,481
------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.9%
Connecticut St. Hlth. & Edu. Facs. Auth. Rev.,
   St. Mary's Hosp. Issue, Ser. E                                   A3            5.50        7/01/20      5,650        5,729,156
   St. Mary's Hosp. Issue, Ser. E                                   A3            5.875       7/01/22      1,750        1,815,048
   The Griffin Hosp., Ser. A                                        Baa2          5.75        7/01/23      3,280        3,298,368
   Univ. of Hartford                                                Ba2           6.75        7/01/12      5,475        5,810,070
Connecticut St. Spec. Tax Oblig. Rev., Trans. Infrastructure,
   Ser. A                                                           A1            7.125       6/01/10      1,000        1,227,570
                                                                                                                     ------------
                                                                                                                       17,880,212
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.8%
Dist. of Columbia, Gen. Oblig. Ref., Ser. B, M.B.I.A.               Aaa           6.00        6/01/21     10,075       11,291,859

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida--2.7%
Broward Cnty. Res. Rec. Rev., Broward Co. L.P. South Proj.          A-(d)         7.95%      12/01/08   $  8,300     $  8,922,334
Florida St. Brd. of Ed., Admin. Cap. Outlay                         Aa2           9.125       6/01/14      1,260 (h)    1,806,512
Hillsborough Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Tampa
   Elec. Proj., Ser. 92 Ser. 9                                      Aa3           8.00        5/01/22      5,000        5,767,050
                                                                                                                     ------------
                                                                                                                       16,495,896
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.4%
Burke Cnty. Dev. Auth., M.B.I.A.,
   Georgia Pwr. Plant Co., Vogtle Proj., Ser. 7                     Aaa           6.625      10/01/24        500 (h)      524,130
   Oglethorpe Pwr. Corp.                                            Aaa           8.00        1/01/22      5,000 (b)(h) 5,903,350
Forsyth Cnty. Sch. Dist. Dev. Rev., Ser. A                          Aa3           6.75        7/01/16        500          603,065
Fulton Cnty. Sch. Dist. Rev., Lindbrook Square Fndtn.               Aa2           6.375       5/01/17        750 (h)      876,848
Georgia Mun. Elec. Auth. Pwr. Rev. Ref.,
   Ser. B                                                           A             6.25        1/01/17        475          536,246
   Ser. B, M.B.I.A.                                                 Aaa           6.375       1/01/16      5,000        5,818,750
Green Cnty. Dev. Auth. Indl. Park Rev.                              NR            6.875       2/01/04        460          496,220
                                                                                                                     ------------
                                                                                                                       14,758,609
------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.5%
Hawaii St. Arpt. Sys. Rev.,
   2nd Ser. 90, F.G.I.C., A.M.T.                                    Aaa           7.50        7/01/20        500          538,370
   2nd Ser., A.M.T.                                                 A             7.00        7/01/18        365          394,711
Hawaii St. Dept. of Budget & Fin.,
   Hawaiian Elec. Co., Ser. A, M.B.I.A., A.M.T.                     Aaa           5.65       10/01/27      5,000        5,197,000
   Hawaiian Elec. Co., Ser. C, M.B.I.A., A.M.T.                     Aaa           7.375      12/01/20        500          542,885
   Kapiolani Hlth. Care Sys.                                        A             6.30        7/01/08        500          545,095
   Kapiolani Hosp.                                                  A             6.00        7/01/11        250          270,513
Hawaii St. Gen., Oblig., Ser. CJ                                    Aaa           6.25        1/01/15        650 (b)      721,630
Hawaii St. Harbor Cap. Impvt. Rev.,
   F.G.I.C., A.M.T.                                                 Aaa           6.25        7/01/10        250          272,885
   F.G.I.C., A.M.T.                                                 Aaa           6.25        7/01/15        500          542,215
                                                                                                                     ------------
                                                                                                                        9,025,304
------------------------------------------------------------------------------------------------------------------------------
Illinois--4.8%
Cook and Du Page Cntys., Cap. Apprec., High Sch. Dist. No.
   210, F.S.A.                                                      Aaa          Zero        12/01/11      3,035        1,578,777
Illinois Dev. Fin. Auth. Rev.,
   Cmnty. Rehab. Providers-A                                        BBB(d)        6.00        7/01/15      2,000        2,083,400
   Cmnty. Rehab. Providers-A                                        BBB(d)        5.70        7/01/19      1,600        1,614,960

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois (cont'd.)
Illinois Educ. Facs. Auth. Rev., Univ. of Chicago, Ser. A           Aa1          5.125%       7/01/25    $ 4,000     $  3,933,920
Illinois Hlth. Facs. Auth. Rev., Loyola Univ. Hlth. Sys., Ser.
   A, M.B.I.A.                                                      Aaa          6.00         7/01/14      3,500        3,911,180
Metropolitan Pier & Expo. Auth., Hosp. Fac. Rev., McCormick
   Place Convention                                                 BBB-(d)      7.00         7/01/26     12,910       16,283,641
                                                                                                                     ------------
                                                                                                                       29,405,878
------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.1%
Henderson Cnty. Solid Waste Disp. Rev., Macmillan Bloedel
   Proj., A.M.T.                                                    Baa2         7.00         3/01/25      6,000        6,549,120
------------------------------------------------------------------------------------------------------------------------------
Louisiana--5.0%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.                  Aaa          Zero         9/01/09     13,500        7,870,095
Orleans Parish Sch. Brd., E.T.M., M.B.I.A.                          Aaa           8.90        2/01/07      5,780 (h)    7,614,052
St. Charles Parish, Environ. Impt. Rev., Louisiana Pwr. & Lt.
   Co., Ser. A, A.M.T.                                              Baa2          6.875       7/01/24      5,000        5,536,100
St. Charles Parish, Lousiana Poll. Ctrl. Rev.,
   Lousiana Pwr. & Lt. Co.                                          Baa3          8.25        6/01/14      4,000        4,248,760
   Lousiana Pwr. & Lt. Co., Ser. 1989                               Baa3          8.00       12/01/14      5,000        5,379,850
                                                                                                                     ------------
                                                                                                                       30,648,857
------------------------------------------------------------------------------------------------------------------------------
Maryland--0.6%
Northeast Waste Disp. Auth., Baltimore City Sludge Proj.            NR            7.25        7/01/07      3,370        3,728,871
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.5%
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Mass. Inst. of Tech.
   Ser. I-1                                                         Aaa           5.20        1/01/28      1,500        1,550,745
Mass. St. Wtr. Res. Auth. Rev.,
   Ser. B, M.B.I.A.                                                 Aaa           6.25       12/01/11      6,720        7,776,854
   Ser. B, M.B.I.A.                                                 Aaa           6.25       12/01/12      5,000        5,776,300
                                                                                                                     ------------
                                                                                                                       15,103,899
------------------------------------------------------------------------------------------------------------------------------
Michigan--3.2%
Dexter Cmnty. Schs., F.G.I.C.                                       Aaa           5.10        5/01/28      8,000        8,122,800
Michigan St. Hosp. Fin. Auth. Rev., Genesys Regl. Hosp., Ser.
   A                                                                Baa2          5.50       10/01/27      3,000        2,969,580
Michigan St. Hsg. Dev. Auth. Rev.,
   Rental Hsg. Rev., Ser. B                                         AA-(d)        7.55        4/01/23      1,000        1,069,870
   Sngl. Fam. Mtge., Ser. A                                         AA+(d)        7.50        6/01/15      5,185        5,412,414

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan (cont'd)
Okemos Pub. Sch. Dist., M.B.I.A.,
   Cnty. of Ingham                                                  Aaa          Zero         5/01/12    $ 1,100     $    559,966
   Cnty. of Ingham                                                  Aaa          Zero         5/01/13      1,000          481,310
St. John's Public Schs. Ref., F.G.I.C.                              Aaa           5.10%       5/01/25      1,000        1,010,180
                                                                                                                     ------------
                                                                                                                       19,626,120
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.7%
Anoka Hennepin Indpt. Sch. Dist., No. 11, Ser. C, F.S.A.            Aaa          Zero         2/01/12      1,575 (h)      817,000
Minneapolis St. Paul Hsg. Fin. Brd. Rev., Sngl. Fam. Mtge.,
   G.N.M.A., A.M.T.                                                 AAA(d)        7.30        8/01/31        775          816,757
Minneapolis St. Paul Met. Arpts. Comm., Ser. 7, A.M.T.              Aaa           7.80        1/01/14      1,000 (h)    1,039,720
St. Paul Science Museum, Cert. of Part., E.T.M.                     AAA(d)        7.50       12/15/01        685 (h)      723,116
Univ. of Minnesota, Ser. A, E.T.M.                                  Aa3           6.00        2/01/11      1,000          987,080
                                                                                                                     ------------
                                                                                                                        4,383,673
------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.4%
Mississippi Hosp. Equip. & Facs, Auth. Rev.,
   Rush Med. Fndtn. Proj., Ser. B                                   Baa3          6.00        1/01/16      1,480        1,530,083
   Rush Med. Fndtn. Proj., Ser. B                                   Baa3          6.00        1/01/22      1,000        1,029,840
                                                                                                                     ------------
                                                                                                                        2,559,923
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.9%
Missouri St. Hsg. Dev. Comn. Mtge Rev., Sngl. Fam. Homeowner
   Ln., Ser. A, G.N.M.A., A.M.T.                                    AAA(d)        7.20        9/01/26      4,920        5,531,015
------------------------------------------------------------------------------------------------------------------------------
Nevada--2.4%
Clark Cnty. Indl. Dev. Rev., Southwest Gas Corp., Ser. A,
   A.M.T.                                                           Baa2          6.50       12/01/33     10,000       10,728,600
Nevada Hsg. Div., Multi Unit Hsg., Arville Et Cetera Proj.,
   F.N.M.A., A.M.T.                                                 AAA(d)        6.60       10/01/23      3,475        3,730,343
                                                                                                                     ------------
                                                                                                                       14,458,943
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--0.3%
New Hampshire Higher Ed. & Hlth. Facs. Auth. Rev.,
   New Hampshire College                                            BBB-(d)       6.30        1/01/16        500          534,885
   New Hampshire College                                            BBB-(d)       6.375       1/01/27      1,000        1,069,110
                                                                                                                     ------------
                                                                                                                        1,603,995

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.5%
New Jersey St. Hsg. & Mtge. Fin. Agcy., Ser. D, M.B.I.A.,
   A.M.T.                                                           Aaa           7.70%      10/01/29   $  2,035     $  2,119,941
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.                   Aaa           6.50        1/01/16     11,000       13,002,220
                                                                                                                     ------------
                                                                                                                       15,122,161
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.9%
New Mexico Mtge. Fin. Auth., Sngl. Fam. Mtge., A.M.T.               AAA(d)        6.30        7/01/28      5,000        5,297,250
------------------------------------------------------------------------------------------------------------------------------
New York--13.9%
Greece Central Sch. Dist.,
   F.G.I.C.                                                         Aaa           6.00        6/15/16        950        1,070,175
   F.G.I.C.                                                         Aaa           6.00        6/15/17        950        1,071,743
   F.G.I.C.                                                         Aaa           6.00        6/15/18        950        1,072,949
Metropolitan Trans. Auth., Trans. Facs. Rev., Ser. A, F.S.A.        Aaa           6.00        7/01/16      2,500        2,721,150
New York City Ind. Dev. Agcy.,
   Brooklyn Navy Yard Cogen Partners, A.M.T.                        Baa3          5.65       10/01/28      3,000        3,026,670
   Brooklyn Navy Yard Cogen Partners, A.M.T.                        Baa3          5.75       10/01/36      5,000        5,094,250
   Spec. Fac. Rev., Terminal One Group Assoc. Proj., A.M.T.         A1            6.00        1/01/19      2,500        2,643,600
New York City Mun. Wtr. Fin. Auth.,
   F.G.I.C.                                                         Aaa           6.75        6/15/16      6,000 (b)    6,518,400
   F.G.I.C.                                                         Aaa           6.75        6/15/16     10,565 (f)   11,381,991
New York City, Gen. Oblig.,
   Ser. A                                                           A-(d)         7.75        8/15/04      1,875 (b)    2,101,988
   Ser. A                                                           A3            7.75        8/15/04        125          138,246
   Ser. B                                                           A3            8.25        6/01/06      1,500        1,851,795
   Ser. B                                                           A3            7.25        8/15/07      3,500        4,148,690
   Ser. D                                                           Aaa           8.00        8/01/03      1,635 (b)    1,846,242
   Ser. D                                                           A3            8.00        8/01/03        385          430,923
   Ser. D                                                           Aaa           8.00        8/01/04      1,005 (b)    1,134,846
   Ser. D                                                           A3            8.00        8/01/04        165          184,681
   Ser. D                                                           Aaa           7.65        2/01/07      4,605 (b)    5,214,932
   Ser. D                                                           A3            7.65        2/01/07        395          442,250
   Ser. F                                                           A-(d)         8.25       11/15/02      4,185 (b)    4,790,234
   Ser. F                                                           A3            8.25       11/15/02        815          924,748
New York St. Dorm. Auth. Rev., Mem. Sloan Kettering Cancer
   Ctr., M.B.I.A.                                                   Aaa           5.75        7/01/20      4,000        4,386,280

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
New York St. Local Gov't. Assist. Corp., Ref., Ser. E               A3            6.00%       4/01/14   $  5,000     $  5,627,850
New York St. Urban Dev. Corp., Rev., Ref., F.S.A.,
   Correctional Facs.                                               Aaa           6.50        1/01/09      3,000        3,476,010
   Correctional Facs., Ser. A                                       Aaa           5.50        1/01/14      3,000        3,210,780
Triborough Bridge & Tunl. Auth., Ser. X, M.B.I.A.                   Aaa           6.625       1/01/12      8,500 (h)   10,070,545
                                                                                                                     ------------
                                                                                                                       84,581,968
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.8%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C.                   Aaa           7.20        6/30/13      9,000       11,082,870
------------------------------------------------------------------------------------------------------------------------------
Ohio--2.4%
Ohio St. Wtr. Dev. Auth., Poll. Ctrl. Facs. Rev., Buckeye Pwr.
   Inc. Proj., A.M.B.A.C.                                           Aaa           7.80       11/01/14     12,585       14,933,613
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--4.6%
McGee Creek Auth. Wtr. Rev., M.B.I.A.                               Aaa           6.00        1/01/23      7,000        7,950,250
Tulsa Mun. Arpt. Trust Rev., American Airlines, Inc., A.M.T.        Baa2          7.375      12/01/20     19,000       20,436,020
                                                                                                                     ------------
                                                                                                                       28,386,270
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.0%
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Fac., Ser. A         Baa1          6.20        7/01/19      3,000        3,246,450
Philadelphia Wtr. & Waste Auth. Rev., M.B.I.A.                      Aaa           6.25        8/01/11      2,500        2,864,875
                                                                                                                     ------------
                                                                                                                        6,111,325
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.4%
Puerto Rico Comnwlth., Gen. Oblig., M.B.I.A.                        Baa1          6.50        7/01/13      3,000        3,502,260
Puerto Rico Comnwlth., Hwy. & Trans. Auth., Hwy. Rev.,
   Ser. V                                                           Baa1          6.625       7/01/12      4,000        4,392,360
   Ser. V                                                           Baa1          6.375       7/01/08        500          540,840
Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.                                  AAA(d)        6.125       8/01/25        500          550,755
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.                  Aaa           6.25        7/01/16        500          555,145
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.                         Aaa           6.00        7/01/14        250          272,268
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                                 Aaa           6.667(c)    1/25/07      4,100        4,504,875
   Ser. I, M.B.I.A.                                                 Aaa           6.996(c)    1/16/15      6,150        6,557,437
                                                                                                                     ------------
                                                                                                                       20,875,940

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
South Carolina--1.7%
Charleston Wtrwks. & Swr. Rev., E.T.M.                              Aaa         10.375%       1/01/10    $ 7,415(h)  $ 10,319,159
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.9%
Bristol Hlth. & Edl. Fac. Rev., Bristol Memorial Hosp.,
   F.G.I.C.                                                         Aaa          6.75         9/01/10      5,000(f)     5,982,500
McMinn Cnty. Ind. Dev. Brd. Solid Waste Rev., Calhoun Nwsprnt.
   Recycling Fac., A.M.T.                                           Baa1         7.40        12/01/22      5,000        5,580,250
                                                                                                                     ------------
                                                                                                                       11,562,750
------------------------------------------------------------------------------------------------------------------------------
Texas--4.8%
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Baptist Hlth. Sys.,
   Ser. A, M.B.I.A.                                                 Aaa           6.00       11/15/14      5,695        6,367,010
Dallas Ft. Worth, Regl. Arpt. Rev., F.G.I.C.,
   Ser. A                                                           Aaa           7.375      11/01/08      3,500        4,094,720
   Ser. A                                                           Aaa           7.375      11/01/09      3,500        4,094,720
Keller Indpt. Sch. Dist. Rev.                                       Aaa           6.00        8/15/23      3,970        4,534,137
New Braunfels Indpt. Sch. Dist.,
   Cap. Apprec.                                                     Aaa          Zero         2/01/10      2,335        1,344,727
   Cap. Apprec.                                                     Aaa          Zero         2/01/11      2,365        1,282,776
Port Corpus Christi Auth. Rev.,                                     A2            7.50        8/01/12      2,000        2,174,460
San Antonio Elec. & Gas Rev., Ser. B, F.G.I.C.                      Aaa          Zero         2/01/09      5,000        3,038,750
Univ. of Texas Rev., Fen. Sys., Ser. B                              Aa1           6.75        8/15/13      2,035        2,217,336
                                                                                                                     ------------
                                                                                                                       29,148,636
------------------------------------------------------------------------------------------------------------------------------
U.S. Virgin Islands--0.1%
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Proj., Ser. B, A.M.T.                                NR            7.375      10/01/10        300          353,409
   Matching Loan Notes, Ser. A                                      NR            7.25       10/01/18        250 (b)      284,738
                                                                                                                     ------------
                                                                                                                          638,147
------------------------------------------------------------------------------------------------------------------------------
Virginia--0.4%
Pocahontas Parkway Assoc. Toll Road, Variable Ref., Kinder
   Care Ctrs., Ser. B.                                              Baa3         Zero         8/15/16      7,000 (g)    2,500,960
------------------------------------------------------------------------------------------------------------------------------
Washington--4.8%
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River Rock
   Hydro Elec. Sys. Rev., Ser. A, M.B.I.A.                          Aaa          Zero         6/01/15     15,000        6,314,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                        Principal
                                                                    Moody's    Interest     Maturity     Amount         Value
Description(a)                                                       Rating      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington (cont'd.)
Pierce Cnty. Sch. Dist. No. 1, F.G.I.C.                             Aaa           6.00%      12/01/10   $  1,000     $  1,129,270
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. A, F.S.A.                              Aaa           7.00        7/01/08      4,000        4,734,560
   Nuclear Proj. No. 1, Ser. B, F.S.A.                              Aaa           7.25        7/01/09      5,000        6,037,700
   Nuclear Proj. No. 2, F.S.A.                                      Aaa           5.40        7/01/12      5,400        5,627,340
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                            Aaa          Zero         7/01/06      3,000        2,068,530
Washington St. Rev., Ser. R-97A                                     Aa1          Zero         7/01/16      8,000        3,180,400
                                                                                                                     ------------
                                                                                                                       29,091,900
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.4%
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev., A.M.T.      Aa            6.20        3/01/27      2,100        2,206,470
                                                                                                                     ------------
Total long-term investments (cost $545,571,656)                                                                       592,439,235
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--2.4%
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.7%
Dist. of Columbia, Gen. Oblig. Ref., Ser. 92A-4, F.R.D.D.           VMIG1         4.00        7/01/98      4,300        4,300,000
------------------------------------------------------------------------------------------------------------------------------
Louisiana--1.6%
Calcasieu Parish Inc. Ind. Dev. Brd. Environ. Rev., F.R.D.D.,
   A.M.T.                                                           VMIG1         4.00        7/01/98        500          500,000
Plaquemines Parish Environ. Rev., A.M.T.,
   British Petroleum Co., Expl. & Oil Proj., F.R.D.D., Ser. 94      P1            3.95        7/01/98        100          100,000
   British Petroleum Co., Expl. & Oil Proj., F.R.D.D., Ser. 95      P1            3.95        7/01/98        300          300,000
West Baton Rouge Parish Ind. Dist. No. 3 Rev., Dow Chemical
   Co. Proj., Ser. 93, F.R.D.D., A.M.T.                             P1            4.05        7/01/98      8,600        8,600,000
                                                                                                                     ------------
                                                                                                                        9,500,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--0.1%
Hopewell Ind. Dev. Auth. Rev., Hadson Pwr. Prog. 13, Ser. 90A,
   F.R.D.D., A.M.T.                                                 P1            4.05        7/01/98        600          600,000
King George Cnty. Ind. Dev. Auth., Birchwood Pwr. Proj., Ser.
   94A, F.R.D.D., A.M.T.                                            A1+(d)        4.10        7/01/98        100          100,000
                                                                                                                     ------------
                                                                                                                          700,000
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments
as of June 30, 1998 (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                                                        Value
Description(a)                                                                                         Contracts       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.1%
United States Treasury Bond Future, expiring 11/20/98 @$125.                                                 300     $    496,875
                                                                                                                     ------------
Total short-term investments (cost $14,891,687)                                                                        14,996,875
                                                                                                                     ------------
Total Investments--99.5%
   (cost $560,463,343)                                                                                                607,436,110
Other assets in excess of liabilities--0.5%                                                                             2,877,396
                                                                                                                     ------------
Net Assets--100%                                                                                                     $610,313,506
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    B.I.G.--Bond Investors Guaranty Insurance Company
    E.T.M.--Escrowed to Maturity
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Authority
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate Daily Demand Note(e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
(b) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year-end.
(d) Standard and Poor's Rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) Pledged as initial margin on financial futures contracts.
(g) Represents when-issued or extended settlement security.
(h) Pledged as collateral for when-issued or extended settlement security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Statement of Assets and Liabilities
(Unaudited)                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           June 30, 1998
Investments, at value (cost $560,463,343)...................................................................      $607,436,110
Cash........................................................................................................           421,300
Interest receivable.........................................................................................         9,841,509
Receivable for investments sold.............................................................................           555,924
Receivable for Fund shares sold.............................................................................           229,100
Due from broker--variation margin...........................................................................            56,250
Deferred expenses and other assets..........................................................................            10,648
                                                                                                                  -------------
   Total assets.............................................................................................       618,550,841
                                                                                                                  -------------
Liabilities
Payable for investments purchased...........................................................................         6,442,790
Payable for Fund shares reacquired..........................................................................           801,123
Dividends payable...........................................................................................           408,837
Accrued expenses............................................................................................           258,571
Management fee payable......................................................................................           226,301
Distribution fee payable....................................................................................            94,295
Deferred director's fee.....................................................................................             5,418
                                                                                                                  -------------
   Total liabilities........................................................................................         8,237,335
                                                                                                                  -------------
Net Assets..................................................................................................      $610,313,506
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    379,486
   Paid-in capital in excess of par.........................................................................       559,713,928
                                                                                                                  -------------
                                                                                                                   560,093,414
   Accumulated net realized gain on investments.............................................................         3,131,700
   Net unrealized appreciation on investments...............................................................        47,088,392
                                                                                                                  -------------
Net assets, June 30, 1998...................................................................................      $610,313,506
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($480,442,843 / 29,888,170 shares of common stock issued and outstanding).............................            $16.07
   Maximum sales charge (3% of offering price)..............................................................               .50
                                                                                                                  -------------
   Maximum offering price to public.........................................................................            $16.57
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value, offering price and redemption price per share
      ($128,212,019 / 7,957,475 shares of common stock issued and outstanding)..............................            $16.11
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,658,644 / 102,944 shares of common stock issued and outstanding)..................................            $16.11
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
Net Investment Income                            June 30, 1998
Income
   Interest...................................    $17,592,359
                                                 -------------
Expenses
   Management fee.............................      1,485,469
   Distribution fee--Class A..................        240,983
   Distribution fee--Class B..................        339,402
   Distribution fee--Class C..................          4,343
   Transfer agent's fees and expense..........        268,000
   Custodian's fees and expenses..............         71,000
   Reports to shareholders....................         45,000
   Registration fees..........................         25,000
   Audit fees and expenses....................         17,000
   Legal fees and expenses....................         16,000
   Directors' fees and expenses...............         14,000
   Insurance expense..........................          4,000
   Miscellaneous..............................          3,548
                                                 -------------
      Total expenses..........................      2,533,745
   Less: Custodian fee credit.................         (2,205)
                                                 -------------
      Net expenses............................      2,531,540
                                                 -------------
Net investment income.........................     15,060,819
                                                 -------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................      3,469,738
   Financial futures contracts................     (1,380,883)
                                                 -------------
                                                    2,088,855
                                                 -------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments................................     (4,234,051)
   Futures....................................        228,125
                                                 -------------
                                                   (4,005,926)
                                                 -------------
Net loss on investment transactions...........     (1,917,071)
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $13,143,748
                                                 -------------
                                                 -------------

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                   Six Months
                                      Ended         Year Ended
Increase (Decrease)                 June 30,       December 31,
in Net Assets                         1998             1997
Operations
   Net investment income........  $  15,060,819    $  32,548,931
   Net realized gain on
      investment transactions...      2,088,855        8,329,425
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............     (4,005,926)      19,312,987
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     13,143,748       60,191,343
                                  -------------    -------------
Dividends and distributions
   (Note 1)
   Dividends from net investment
      income
      Class A...................    (11,943,682)     (25,293,360)
      Class B...................     (3,092,086)      (7,221,480)
      Class C...................        (25,051)         (34,091)
                                  -------------    -------------
                                    (15,060,819)     (32,548,931)
                                  -------------    -------------
   Distributions paid from
      capital gains
      Class A...................             --       (3,169,156)
      Class B...................             --         (905,674)
      Class C...................             --           (5,317)
                                  -------------    -------------
                                             --       (4,080,147)
                                  -------------    -------------
   Distributions in excess of
      net investment income
      Class A...................             --         (152,363)
      Class B...................             --          (43,542)
      Class C...................             --             (256)
                                  -------------    -------------
                                             --         (196,161)
                                  -------------    -------------
Fund share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold......................     14,267,923      143,282,681
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............      9,285,437       22,849,312
   Cost of shares reacquired....    (46,854,022)    (225,662,512)
                                  -------------    -------------
   Net decrease in net assets
      from Fund share
      transactions..............    (23,300,662)     (59,530,519)
                                  -------------    -------------
Total decrease..................    (25,217,733)     (36,164,415)
Net Assets
Beginning of period.............    635,531,239      671,695,654
                                  -------------    -------------
End of period...................  $ 610,313,506    $ 635,531,239
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Notes to Financial Statements
(Unaudited)                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Prudential National Municipals Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors. All Securities are valued as of 4:15 p.m., New York time.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements
(Unaudited)                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. For this reason, no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B and Class C shares of the Fund. The Fund compensated PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. Effective July 1, 1998, Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangment with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI with respect to Class A, B and C shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 1998.

PSI has advised the Fund that it received approximately $39,700 in front-end sales charges resulting from sales of Class A shares during the six months ended June 30, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended June 30, 1998, it received approximately $71,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

PSI, PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the six months ended June 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expires on December 29, 1998.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended June 30, 1998, the Fund incurred fees of approximately $196,200 for the services of PMFS. As of June 30, 1998, $32,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       16

Notes to Financial Statements
(Unaudited)                           PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1998, were $86,131,037 and $113,863,128, respectively.

The federal income tax basis of the Fund's investments at June 30, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $46,972,767 (gross unrealized appreciation--$47,016,655; gross unrealized depreciation--$43,888).

During the six months ended June 30, 1998, the Fund entered into financial futures contracts. Details of open contracts at June 30, 1998 are as follows:

                                             Value at        Value at         Unrealized
Number of                    Expiration        Trade         June 30,        Appreciation
Contracts        Type           Date           Date            1998         (Depreciation)
---------     -----------    -----------    -----------     -----------     --------------
                 Long
               Position:
                 U.S.
               Treasury
   200           Index        Sep. 1998     $24,603,125     $24,718,750       $  115,625
                                                                            --------------
                                                                            --------------

------------------------------------------------------------
Note 5. Capital

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

There are 750 million shares of common stock, $.01 par value per share, authorized divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Six months ended June 30, 1998:
Shares sold......................       479,047    $   7,720,930
Shares issued in reinvestment of
  dividends and distributions....       460,284        7,397,481
Shares reaquired.................    (1,968,482)     (31,655,706)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,029,151)     (16,537,295)
Shares issued upon conversion
  and/or exchange from Class B...       329,309        5,300,294
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (699,842)   $ (11,237,001)
                                    -----------    -------------
                                    -----------    -------------
                                      Shares          Amount
                                    -----------    -------------
Year ended December 31, 1997:
Shares sold......................     7,770,406    $ 121,265,504
Shares issued in connection with
  the acquisition of Prudential
  Municipal Series Fund-Hawaii
  Income Series (Note 6).........       896,395       14,045,247
Shares issued in reinvestment of
  dividends and distributions....     1,127,948       17,779,927
Shares reacquired................   (12,541,415)    (197,015,549)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (2,746,666)     (43,924,871)
Shares issued upon conversion
  from Class B...................     1,028,246       16,211,378
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (1,718,420)   $ (27,713,493)
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Six months ended June 30, 1998:
Shares sold......................       353,556    $   5,705,840
Shares issued in reinvestment of
  dividends and distributions....       115,968        1,868,184
Shares reaquired.................      (941,016)     (15,171,468)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (471,492)      (7,597,444)
Shares reacquired upon conversion
  and/or exchange from Class A...      (328,493)      (5,300,294)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (799,985)   $ (12,897,738)
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1997:
Shares sold......................       493,868    $   7,772,752
Shares issued in reinvestment of
  dividends and distributions....       319,319        5,042,204
Shares reaquired.................    (1,812,567)     (28,445,531)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (999,380)     (15,630,575)
Shares issued upon conversion
  and/or exchange from Class A...    (1,025,835)     (16,211,378)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,025,215)   $ (31,641,953)
                                    -----------    -------------
                                    -----------    -------------
Class C
---------------------------------
Six months ended June 30, 1998:
Shares sold......................        52,310    $     841,153
Shares issued in reinvestment of
  dividends and distributions....         1,229           19,772
Shares reacquired................        (1,668)         (26,848)
                                    -----------    -------------
Net increase in shares
  outstanding....................        51,871    $     834,077
                                    -----------    -------------
                                    -----------    -------------
Year ended December 31, 1997:
Shares sold......................        12,662    $     199,178
Shares issued in reinvestment of
  dividends and distributions....         1,717           27,181
Shares reacquired................       (12,783)        (201,432)
                                    -----------    -------------
Net increase in shares
  outstanding....................         1,596    $      24,927
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       17

Financial Highlights (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                         Class A
                                                        -------------------------------------------------------------------------
                                                        Six Months
                                                          Ended                         Year Ended December 31,
                                                         June 30,      ----------------------------------------------------------
                                                           1998          1997         1996         1995        1994        1993
                                                        ----------     --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $   16.12     $  15.56     $  15.98     $  14.42     $ 16.30     $ 15.94
                                                        ----------     --------     --------     --------     -------     -------
Income from investment operations
Net investment income...............................           .40          .81(b)       .82(b)       .81(b)      .81         .90
Net realized and unrealized gain (loss) on
   investment transactions..........................          (.05)         .67         (.42)        1.57       (1.78)       1.05
                                                        ----------     --------     --------     --------     -------     -------
   Total from investment operations.................           .35         1.48          .40         2.38        (.97)       1.95
                                                        ----------     --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income................          (.40)        (.81)        (.82)        (.81)       (.81)       (.90)
Distributions in excess of net investment income....        --             (.01)       --   (c)      (.01)      --          --
Distributions from net realized gains...............        --             (.10)       --           --           (.10)       (.69)
                                                        ----------     --------     --------     --------     -------     -------
   Total distributions..............................          (.40)        (.92)        (.82)        (.82)       (.91)      (1.59)
                                                        ----------     --------     --------     --------     -------     -------
Net asset value, end of period......................     $   16.07     $  16.12     $  15.56     $  15.98     $ 14.42     $ 16.30
                                                        ----------     --------     --------     --------     -------     -------
                                                        ----------     --------     --------     --------     -------     -------
TOTAL RETURN(a):....................................          2.21%        9.80%        2.66%       16.91%      (6.04)%     12.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................     $ 480,443     $493,178     $502,739     $538,145     $12,721     $14,167
Average net assets (000)............................     $ 485,960     $491,279     $508,159     $446,350     $14,116     $11,786
Ratios to average net assets:
   Expenses, including distribution fees............           .73%(d)      .70%(b)      .68%(b)      .75%(b)     .77%        .69%
   Expenses, excluding distribution fees............           .63%(d)      .60%(b)      .58%(b)      .65%(b)     .67%        .59%
   Net investment income............................          4.96%(d)     5.15%(b)     5.31%(b)     5.34%(b)    5.38%       5.49%
For Class A, B and C shares:
   Portfolio turnover rate..........................            14%          38%          46%          98%        120%         82%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Financial Highlights (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                          Class B
                                                        ---------------------------------------------------------------------------
                                                        Six Months
                                                          Ended                          Year Ended December 31,
                                                         June 30,      ------------------------------------------------------------
                                                           1998          1997         1996         1995         1994         1993
                                                        ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $   16.16     $  15.60     $  16.02     $  14.45     $  16.33     $  15.97
                                                        ----------     --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................           .36          .75(b)       .76(b)       .76(b)       .75          .84
Net realized and unrealized gain (loss) on
   investment transactions..........................          (.05)         .67         (.42)        1.58        (1.78)        1.05
                                                        ----------     --------     --------     --------     --------     --------
   Total from investment operations.................           .31         1.42          .34         2.34        (1.03)        1.89
                                                        ----------     --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................          (.36)        (.75)        (.76)        (.76)        (.75)        (.84)
Distributions in excess of net investment income....        --             (.01)       --   (c)      (.01)       --           --
Distributions from net realized gains...............        --             (.10)       --           --            (.10)        (.69)
                                                        ----------     --------     --------     --------     --------     --------
   Total distributions..............................          (.36)        (.86)        (.76)        (.77)        (.85)       (1.53)
                                                        ----------     --------     --------     --------     --------     --------
Net asset value, end of period......................     $   16.11     $  16.16     $  15.60     $  16.02     $  14.45     $  16.33
                                                        ----------     --------     --------     --------     --------     --------
                                                        ----------     --------     --------     --------     --------     --------
TOTAL RETURN(a):....................................          2.00%        9.35%        2.26%       16.49%       (6.39)%      12.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................      $128,212     $141,528     $168,185     $222,865     $672,272     $848,299
Average net assets (000)............................      $138,886     $151,938     $193,312     $252,313     $751,623     $854,919
Ratios to average net assets:
   Expenses, including distribution fees............          1.13%(d)     1.10%(b)     1.08%(b)     1.15%(b)     1.17%        1.09%
   Expenses, excluding distribution fees............           .63%(d)      .60%(b)      .58%(b)      .65%(b)      .67%         .59%
   Net investment income............................          4.56%(d)     4.75%(b)     4.91%(b)     4.96%(b)     4.96%        5.09%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Financial Highlights (Unaudited)       PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class C
                                                        -----------------------------------------------------------------
                                                        Six Months
                                                          Ended                     Year Ended December 31,
                                                         June 30,      --------------------------------------------------
                                                           1998         1997        1996        1995       1994
                                                        ----------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $   16.16     $ 15.60     $ 16.02     $14.44     $15.13
                                                        ----------     -------     -------     ------     ------
Income from investment operations
Net investment income...............................           .34         .71(b)      .72(b)     .72(b)     .29
Net realized and unrealized gain (loss) on
   investment transactions..........................          (.05)        .67        (.42)      1.59       (.69)
                                                        ----------     -------     -------     ------     ------
   Total from investment operations.................           .29        1.38         .30       2.31       (.40)
                                                        ----------     -------     -------     ------     ------
Less distributions
Dividends from net investment income................          (.34)       (.71)       (.72)      (.72)      (.29)
Distributions in excess of net investment income....        --            (.01)      --   (c)    (.01)      --
Distributions from net realized gains...............        --            (.10)      --          --         --
                                                        ----------     -------     -------     ------     ------
   Total distributions..............................          (.34)       (.82)       (.72)      (.73)      (.29)
                                                        ----------     -------     -------     ------     ------
Net asset value, end of period......................     $   16.11     $ 16.16     $ 15.60     $16.02     $14.44
                                                        ----------     -------     -------     ------     ------
                                                        ----------     -------     -------     ------     ------
TOTAL RETURN(a):....................................          1.88%       9.08%       2.01%     16.22%     (2.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................        $1,659        $825        $772       $403       $141
Average net assets (000)............................        $1,168        $758        $674       $247       $103
Ratios to average net assets:
   Expenses, including distribution fees............          1.38%(d)    1.35%(b)    1.33%(b)   1.40%(b)   1.51%(d)
   Expenses, excluding distribution fees............           .63%(d)     .60%(b)     .58%(b)    .65%(b)    .76%(d)
   Net investment income............................          4.31%(d)    4.50%(b)    4.67%(b)   4.66%(b)   4.84%(d)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
(e) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.0%
------------------------------------------------------------------------------------------------------------------------------
Arizona--1.8%
Coconino Cnty. Pol. Ctrl. Corp. Rev.
   Tucson Elec. Pwr., Navajo A                                B2               7.125%      10/01/32   $  5,000     $    5,706,500
   Tucson Elec. Pwr., Navajo B                                B2               7.00        10/01/32      1,700          1,934,175
Pima Cnty. Ind. Dev. Auth.,
   Multifam. Mtge. Rev., La Cholla Proj.                      NR               8.50         7/01/20      9,680         10,103,694
   Tuscon Elec. Pwr. Co., Ser. A                              B2               6.10         9/01/25      2,000          2,044,000
                                                                                                                   --------------
                                                                                                                       19,788,369
------------------------------------------------------------------------------------------------------------------------------
Arkansas--0.7%
Northwest Arkansas Reg'l. Arpt. Auth. Rev.                    NR               7.625        2/01/27      7,000          8,012,130
------------------------------------------------------------------------------------------------------------------------------
California--10.4%
Abag Fin. Auth. For Nonprofit Corps. Ref. Amer. Baptist
   Homes., Ser. A                                             BBB(b)            6.20       10/01/27      3,200          3,353,312
California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. G           Aa                8.15        8/01/19        795            813,841
Corona Ctfs. of Part., Vista Hosp. Sys. Inc., Ser. C          NR                8.375       7/01/11     10,000         11,161,600
Delano Ctfs. of Part., Reg'l. Med. Ctr., Ser. A               NR                9.25        1/01/22      6,710          7,811,245
Folsom Spec. Tax Dist. No. 2                                  NR                7.70       12/01/19      3,130(c)       3,369,351
Long Beach Harbor Rev. Ref., Ser. A, F.G.I.C.                 Aaa               6.00        5/15/19      4,000          4,379,280
Long Beach Redev. Agcy. Hsg.,
   Multifam. Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      6,195(e)       3,407,250
   Multifam. Hsg. Rev., Pacific Court Apts., Issue B          NR                6.80        9/01/13      3,805(e)       2,092,750
Los Angeles Regl. Arpts. Impvt. Corp., Cont. Air
   Sublease                                                   NR                9.25        8/01/24     10,270         12,303,357
Orange Cnty. Cmnty. Loc. Trans. Auth., Reg. Linked
   Savrs. & Ribs                                              Aa3               6.20        2/14/11      7,000          7,862,330
Richmond Redev. Agcy. Rev., Multifam. Bridge Affordable
   Hsg.                                                       NR                7.50        9/01/23     10,000         10,041,400
Roseville Joint Union H.S. Dist.,
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/09      1,740          1,010,296
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/11      1,890            970,893
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/14      2,220            948,695
Sacramento City Fin. Auth. Rev., Tax Alloc., M.B.I.A.         Aaa             Zero         11/01/15      5,695          2,256,473
Sacramento Cnty. Spec. Tax Rev., Dist. No. 1                  NR                8.25       12/01/20      4,500(c)       5,025,735
San Joaquin Hills Trans. Corr. Agcy.,
   Toll Rd. Rev.                                              Aaa             Zero          1/01/14      8,420          3,801,462
   Toll Rd. Rev.                                              Aaa             Zero          1/01/25     10,000          2,497,500
San Luis Obispo Ctfs. of part., Vista Hosp. Sys., Inc.        NR                8.375       7/01/29      4,000          4,381,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Santa Margarita/Dana Point Auth., Impvt. Dist.,
   Ser. A, M.B.I.A.                                           Aaa               7.25%       8/01/13   $  1,990(i)  $    2,468,515
   Ser. B, M.B.I.A.                                           Aaa               7.25        8/01/12      3,000(i)       3,692,280
So. California Pub. Pwr. Auth. Trans., Cap. Apprec.           Aa3             Zero          7/01/14      8,500          3,619,640
So. San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                               NR                7.60        9/01/18      2,375          2,579,345
So. Tahoe Joint Pwrs. Fin.                                    NR                8.00       10/01/01      5,795          5,883,548
Turlock Irrigation Dist. Rev., Ser. A, M.B.I.A.               Aaa               6.25        1/01/12      5,000          5,639,700
Victor Valley Union H.S. Dist.,+
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/12      3,605          1,729,391
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/14      4,740          2,016,775
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/16      3,990          1,504,629
                                                                                                                   --------------
                                                                                                                      116,621,593
------------------------------------------------------------------------------------------------------------------------------
Colorado--3.0%
Denver Urban Ren. Auth. Tax,
   Inc. Rev.                                                  NR                7.50        9/01/04      3,000          3,201,600
   Inc. Rev.                                                  NR                7.75        9/01/16      4,000          4,423,080
Eagle Cnty. Co., Lake Creek Affordable Hsg., Ser. A           NR                8.00       12/01/23     11,395         11,947,886
San Miguel Cnty., Mountain Vlge. Met. Dist.                   NR                8.10       12/01/11      3,200(c)       3,691,923
Superior Met. Dist. No. 1, Wtr. & Swr.,
   Rev.                                                       NR                7.50       12/01/98        855            867,158
   Rev.                                                       NR                8.50       12/01/13      8,900          9,951,357
                                                                                                                   --------------
                                                                                                                       34,083,004
------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.0%
Connecticut St. Dev. Auth. Mystic Marinelife Aquarium
   Proj. Rev.                                                 NR                7.00       12/01/27      1,500          1,593,825
Connecticut St. Dev. Auth. Swr., Netco Waterbury Ltd.         NR                9.375       6/01/16      8,000          9,350,720
                                                                                                                   --------------
                                                                                                                       10,944,545
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--1.6%
Dist. of Columbia Rev., Nat'l. Public Radio                   NR                7.625       1/01/18      8,800          9,610,832
Dist. of Columbia, Ser. A                                     Ba1               5.25        6/01/27      9,000          8,463,960
                                                                                                                   --------------
                                                                                                                       18,074,792
------------------------------------------------------------------------------------------------------------------------------
Florida--4.2%
Crossings At Fleming Island Cmnty. Dev. Dist., Clay City      NR                8.25        5/01/16      7,860          8,649,301
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Ref., Ser. A                                               BBB+(b)           8.60       10/01/02      3,375          3,499,031
Florida Hsg. Fin. Agcy., Palm Aire Proj., Multifam.
   Mtge. Rev.                                                 NR               10.00        1/01/20      9,448(e)       7,464,403

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Florida (cont'd.)
No. Springs Impvt. Dist. Wtr. Mgt.,
   Ser. A                                                     NR                8.20%       5/01/24   $  1,960     $    2,159,704
   Ser. A                                                     NR                8.30        5/01/24      1,720          1,904,900
Northern Palm Beach Cnty. Impt. Ref., Wtr. Ctl. & Impt.
   Unit Dev.                                                  NR                6.00        8/01/10      3,250          3,216,363
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                Aa2               6.75       10/01/17      2,000          2,398,060
Palm Beach Cnty. Hsg. Auth., Banyan Club Apts.                NR                7.75        3/01/23      4,470          4,812,044
Sarasota Hlth. Facs., Kobernick Hsg. Meadow Park Proj.        Aaa              10.00        7/01/22      6,855(c)       8,335,132
Seminole Cnty. Ind. Dev. Auth. Rev., Fern Park                NR                9.25        4/01/12      4,335          4,361,487
                                                                                                                   --------------
                                                                                                                       46,800,425
------------------------------------------------------------------------------------------------------------------------------
Georgia--3.2%
Atlanta Arpt. Facs. Rev., M.B.I.A.                            Aaa             Zero          1/01/10      2,000          1,061,840
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Proj.                                                      NR                9.25        6/01/10      4,440(c)       4,947,758
Effingham Cnty. Dev. Auth., Ft. Howard Corp.                  Baa3              7.90       10/01/05     10,000         10,676,900
Fulton Cnty. Wtr. & Swr. Rev., F.G.I.C.                       Aaa               6.375       1/01/14      6,000(i)       6,874,260
Henry Cnty. Wtr. & Swg. Auth. Rev., A.M.B.A.C.                Aaa               6.15        2/01/20      3,000          3,393,330
Rockdale Cnty. Dev. Auth., Solid Wste. Disp. Rev.             NR                7.50        1/01/26      8,100          8,769,951
                                                                                                                   --------------
                                                                                                                       35,724,039
------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.1%
Hawaii Cnty. Impvt. Dist. No. 17                              NR                9.50        8/01/11      6,565          7,093,614
Hawaii St. Dept. Trans. Spl. Fac. Rev., Continental
   Airlines, Inc.                                             Ba2               5.625      11/15/27      5,225          5,127,449
                                                                                                                   --------------
                                                                                                                       12,221,063
------------------------------------------------------------------------------------------------------------------------------
Illinois--9.3%
Chicago Brd. Edl., Lease Ctfs., Ser. A, M.B.I.A.              Aaa               6.00        1/01/20     10,000         11,045,600
Chicago O'Hare Int'l. Arpt.,
   Amer. Airlines Proj., Ser. B                               Baa2              8.20       12/01/24      1,000          1,204,930
   United Airlines, Ser. B                                    Baa2              8.45        5/01/07      6,000          6,519,000
   United Airlines, Ser. B                                    Baa2              8.50        5/01/18      6,500          7,059,260
   United Airlines, Ser. B                                    Baa2              8.85        5/01/18      2,700          3,026,943
   United Airlines, Ser. B                                    Baa2              8.95        5/01/18      2,320          2,603,388
Chicago Pub. Bldg. Comm. Rev., Ser. A, M.B.I.A.               Aaa               7.00        1/01/20      6,530(i)       8,115,484
Hennepin Ind. Dev. Rev., Exolon-Esk Co. Proj.                 NR                8.875       1/01/18      8,000          8,996,400
Illinois Reg'l. Trans. Auth. Ref., F.G.I.C.                   Aaa               6.00        6/01/14      3,530          3,892,037
Illinois St. Hlth. Facs. Auth. Rev.,
   Adventist Living Ctr.                                      NR               11.00       12/01/15      2,245(e)         202,009
   Beacon Hill Proj., Ser. A                                  NR                9.00        8/15/19      7,135          7,531,064
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.10       11/15/14      3,075          3,726,531

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois (cont'd.)
Midwest Physician Group Ltd. Proj.                            BBB-(b)           5.50%      11/15/19   $  2,000     $    1,924,060
Midwest Physician Group Ltd. Proj.                            BBB-(b)           8.125      11/15/19      3,285          3,985,625
Illinois, Ser. K, A.M.B.A.C.                                  Aaa               6.25        1/01/13      6,825          7,688,636
Kane And De Kalb Cntys. Sch.,
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/11      3,360          1,666,157
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/13      4,065          1,777,055
Vlge. of Robbins, Cook Cnty. Robbins Res. Rec.                NR                8.375      10/15/16     18,000         18,670,500
Winnebago Cnty. Hsg. Auth., Park Tower Assoc., Sec. 8         NR                8.125       1/01/11      3,954          4,202,656
                                                                                                                   --------------
                                                                                                                      103,837,335
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.1%
Bluffton Econ. Dev. Rev., Kroger Co. Proj.                    Baa3              7.85        8/01/15      7,500          8,483,700
Indianapolis Int'l. Arpt. Auth. Rev., Federal Express
   Corp. Proj.                                                Baa2              7.10        1/15/17      6,000          6,708,660
Wabash Econ. Dev. Rev. Bonds, Connell Ltd.                    NR                8.50       11/24/17      7,250          8,032,130
                                                                                                                   --------------
                                                                                                                       23,224,490
------------------------------------------------------------------------------------------------------------------------------
Iowa--2.6%
City of Cedar Rapids Rev.,
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/18      9,375         11,076,469
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/25      4,435          5,239,908
Iowa St. Fin. Auth., Hlth. Care Facs. Rev., Mercy Hlth.
   Initiatives Proj.                                          NR                9.25        7/01/25     10,000         13,348,100
                                                                                                                   --------------
                                                                                                                       29,664,477
------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.8%
Kentucky St. Tpke. Auth. Rev., F.G.I.C.                       Aaa             Zero          1/01/10      8,250          4,646,895
Owensboro Elec. Lt. & Pwr. Rev.,
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/14      5,000(i)       2,209,650
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/16      6,650(i)       2,620,699
                                                                                                                   --------------
                                                                                                                        9,477,244
------------------------------------------------------------------------------------------------------------------------------
Louisiana--3.1%
Hodge Util. Rev., Stone Container Corp.                       NR                9.00        3/01/10      7,000          7,560,350
New Orleans Home Mtge. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, G.N.M.A.                                           Aaa               8.60       12/01/19      1,670(f)       1,721,970
New Orleans Ind. Dev. Rev.                                    BBB(b)            8.75       10/01/19      3,600          4,224,276
New Orleans, Gen Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/18      3,090          1,051,836

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Louisiana (cont'd.)
St. Charles Parish Poll. Ctrl. Rev.,
   Pwr. & Lt. Co.                                             Baa3              8.25%       6/01/14   $ 10,000     $   10,659,000
   Pwr. & Lt. Co., Ser. 1989                                  Baa3              8.00       12/01/14      3,500          3,774,015
West Feliciana Parish Poll. Ctrl. Rev., Gulf St. Util.
   Co. Proj.                                                  NR                9.00        5/01/15      5,250          5,802,038
                                                                                                                   --------------
                                                                                                                       34,793,485
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.8%
Anne Arundel Cnty. 1st Mtge. Rev., Pleasant Living Conv.      NR                8.50        7/01/13      3,230          3,503,807
Northeast Wste. Disp. Auth.,
   Sludge Comp. Fac.                                          NR                7.25        7/01/07      4,059          4,459,095
   Sludge Comp. Fac.                                          NR                8.50        7/01/07      3,095          3,378,100
Washington Sub. San. Dist.
   Ref., Gen. Const.                                          Aa1               6.00        6/01/18      3,705          4,115,885
   Ref., Gen. Const.                                          Aa1               6.00        6/01/19      3,940          4,372,927
                                                                                                                   --------------
                                                                                                                       19,829,814
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--4.7%
Boston Ind. Dev. Fin. Auth. Ind. Rev., 1st Mtge.
   Springhouse Proj.                                          NR                9.25        7/01/15      8,000          9,962,560
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   F.G.I.C.                                                   Aaa               7.00        3/01/21      7,500(i)       9,303,150
Mass. St. Coll. Bldg. Proj. and Ref. Bonds                    A1                7.50        5/01/14      1,750(i)       2,216,795
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cardinal Cushing Gen. Hosp.                                NR                8.875       7/01/18      7,500          7,967,250
   St. Josephs Hosp., Ser. C                                  NR                9.50       10/01/20      5,640(c)       6,176,815
Mass. St. Ind. Fin. Agcy. Cont. Res., Ser. A                  NR                9.50        2/01/00      1,100          1,133,616
Massachusetts St. Indl. Fin. Agcy. Rev.,
   Ref., Chestnut Knoll Proj. A                               NR                5.50        2/15/18      1,250          1,224,650
   Ref., Chestnut Knoll Proj. A                               NR                5.625       2/15/25      1,250          1,219,488
   Glenmeadow Proj.                                           NR                7.00        2/15/06      3,700          3,700,000
Massachusetts St. Wtr. Res. Auth., Ser. A, F.S.A.             Aaa               5.50        8/01/14      3,250          3,417,960
Randolph Hsg. Auth., Multifam. Hsg., Liberty Place Proj.
   A, Ser. A                                                  NR                9.00       12/01/21      5,885          5,965,448
                                                                                                                   --------------
                                                                                                                       52,287,732
------------------------------------------------------------------------------------------------------------------------------
Michigan--4.6%
Grand Rapids Dev. Auth.
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/10      3,000          1,647,690
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/11      3,160          1,628,601
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/12      3,000          1,449,720
Gratiot Cnty. Econ. Dev. Corp., Danley Die Proj. Connell
   L.P.                                                       NR                7.625       4/01/07      3,200          3,480,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan (cont'd.)
Holland Sch. Dist., Cap. Apprec., A.M.B.A.C.                  Aaa              Zero         5/01/17   $  2,950     $    1,069,729
Lowell Area Sch., F.G.I.C.                                    Aaa              Zero         5/01/14      5,000          2,154,700
Michigan St. Hosp. Fin. Auth. Rev.,
   Genesys Regl. Hosp.                                        Baa2              5.50%      10/01/27      3,250          3,171,187
   Saratoga Cmnty. Hosp.                                      NR                8.75        6/01/10      6,345(c)       7,313,945
Michigan Strategic Fund, Great Lakes Pulp & Fiber Proj.       NR                8.00       12/01/27     12,291         11,861,008
Michigan Strategic Fund, Solid Wste. Disp., Gennese Pwr.
   Station                                                    NR                7.50        1/01/21     10,000         10,824,600
Wayne Cnty. Bldg. Auth., Ser. A                               Baa2              8.00        3/01/17      3,500(c)       3,994,830
West Ottawa Sch. Dist.,
   F.G.I.C.                                                   Aaa             Zero          5/01/15      4,825          1,956,489
   F.G.I.C.                                                   Aaa             Zero          5/01/18      3,000          1,029,300
                                                                                                                   --------------
                                                                                                                       51,581,959
------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.4%
Minneapolis St. Paul Hsg. Fin. Brd., Multifam. Mtge.
   Rev., Riverside Plaza, G.N.M.A.                            AAA(b)            8.25       12/20/30      4,000(i)       4,132,440
------------------------------------------------------------------------------------------------------------------------------
Mississipi--1.6%
Claiborne Cnty. Poll. Ctrl. Rev.,
   Mid. So. Engy. Sys.                                        Ba1               9.875      12/01/14      6,100          6,448,066
   Mid. So. Engy. Sys., Ser. A                                Ba1               9.50       12/01/13     10,350         10,918,422
                                                                                                                   --------------
                                                                                                                       17,366,488
------------------------------------------------------------------------------------------------------------------------------
Missouri--2.0%
Sikeston Elec. Rev. Ref., M.B.I.A.                            Aaa               6.00        6/01/15      9,250         10,258,712
St. Louis Cnty. Ind. Dev. Auth. Rev.,
   Soemm Proj.                                                NR               10.25        7/01/08      1,560          1,565,257
   Soemm Proj.                                                NR               10.25        7/01/08        590            591,989
St. Louis Cnty. Reg. Conv. & Sports Comp., Ser. C             Aaa               7.90        8/15/21      8,820(c)      10,262,335
                                                                                                                   --------------
                                                                                                                       22,678,293
------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.1%
Nebraska Invest. Fin. Auth., G.N.M.A., Sngl. Fam. Mtge.
   Rev.,
   Ser. I, M.B.I.A.                                           Aaa               8.125       8/15/38      1,615(i)       1,656,942

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--1.7%
New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev.,
   Antioch College                                            NR               7.875%      12/01/22   $  5,335     $    5,942,817
   Havenwood/Heritage Heights                                 NR               9.75        12/01/19      7,495(c)       8,372,964
New Hampshire St. Bus. Pollutn. Ref., Pub. Svc. Co.           Ba3              6.00         5/01/21      5,000          5,004,700
                                                                                                                   --------------
                                                                                                                       19,320,481
------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.5%
New Jersey Econ. Dev. Corp. Rev., Ref. Newark Arpt.
   Marriot Hotel                                              NR               7.00        10/01/14      3,800          4,171,298
New Jersey Hlthcare Facs., Fin. Auth. Rev.                    NR               8.00         7/01/27      5,000          5,486,650
New Jersey St. Econ. Dev. Auth. Rev., 1st Mtge.,
   Fellowship Vlge., Proj. A                                  Aaa              9.25         1/01/25     11,500(c)      14,690,790
   Leisure Park Proj., Ser. A                                 NR               5.875       12/01/27      4,000          4,031,520
New Jersey St. Edl. Facs. Auth. Rev., Felician College
   Of Lodi,
   Ser. D                                                     NR               7.375       11/01/22      4,000          4,109,840
New Jersey St. Ref., Ser. E                                   Aa1              6.00         7/15/10     10,000(i)      11,157,000
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.             Aaa              6.50         1/01/16     11,000(i)      12,757,360
New Jersey St. Trans. Trust Fund Auth., Trans. Sys.,
   M.B.I.A.                                                   Aaa              6.50         6/15/11     14,500(i)      16,786,650
                                                                                                                   --------------
                                                                                                                       73,191,108
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.5%
Farmington Pollutn. Ctrl. Rev.,
   Ref., Pub. Svc. Co., Ser. C                                Ba1               5.80        4/01/22      1,000          1,004,430
   Ref., Pub. Svc. Co., Ser. A                                Ba1               5.80        4/01/22      1,500          1,527,090
   Ref., Pub. Svc. Co., Ser. B                                Ba1               5.80        4/01/22      3,000          3,054,180
                                                                                                                   --------------
                                                                                                                        5,585,700
------------------------------------------------------------------------------------------------------------------------------
New York--4.1%
Met. Trans. Auth. Facs. Rev., Ser. N, F.G.I.C.                Aaa             Zero          7/01/13      8,340(i)       3,827,977
New York City Ind. Dev. Agcy.,
   Amer. Airlines Inc.                                        Baa2              8.00        7/01/20      3,320          3,463,424
   Bklyn. Navy Yard Cogen Partners                            Baa3              6.20       10/01/22      6,925          7,503,099
   Bklyn. Navy Yard Cogen Partners                            Baa3              5.75       10/01/36      5,000          4,977,450
   Mesorah Pub. Ltd.                                          NR               10.25        3/01/19      1,861          1,974,837
   Visy Paper Inc. Proj.                                      NR                7.95        1/01/28      6,500          7,532,850
New York City, Ser. I                                         A3                6.25        4/15/27      3,000          3,208,800

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York (cont'd.)
New York St. Dorm. Auth. Rev.,
   Colgate Univ., M.B.I.A.                                    Aaa               6.00%       7/01/21   $  3,350     $    3,717,863
   Memorial Sloan Kettering Cancer Ctr., M.B.I.A.             Aaa               5.75        7/01/20      5,000          5,365,850
Port Auth. of New York & New Jersey, USAir, LaGuardia
   Arpt.                                                      B3                9.125      12/01/15      4,000          4,480,480
                                                                                                                   --------------
                                                                                                                       46,052,630
------------------------------------------------------------------------------------------------------------------------------
North Carolina--0.1%
North Carolina Med. Care Comm. Hosp. Rev., Ref. Annie
   Penn Mem. Hosp.                                            Baa3              5.375       1/01/22      1,000            973,160
------------------------------------------------------------------------------------------------------------------------------
North Dakota--1.1%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C              Aaa               7.20        6/30/13     10,000(i)      12,115,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--4.4%
Cleveland Arpt. Spl. Rev., Ref. Continental Airlines,
   Inc.                                                       Ba2               5.70       12/01/19      4,850(h)       4,740,778
Cleveland Pub. Pwr. Sys. Rev.,
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/12      1,000            472,010
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/13      1,500            667,320
   1st Mtge., Ser. A, M.B.I.A.                                Aaa             Zero         11/15/09      3,000          1,710,030
Dayton Spl. Facs. Rev., Ref. Emery Air Freight, Ser. A        BBB(b)            5.625       2/01/18      3,500(h)       3,498,355
Mahoning Valley San. Dist. Wtr. Rev.                          NR                7.75        5/15/19      8,000          8,851,040
Montgomery Cnty. Hlthcare. Facs. Rev., Friendship Vlge.
   Dayton, Proj. B                                            NR                9.25        2/01/16      4,500(c)       4,965,660
Ohio St. Air Quality Dev. Auth. Ref., Amt. Coll. Poll.
   Ctrl., Ser. A                                              Ba1               6.10        8/01/20      3,000          3,103,380
Ohio St. Solid Wste. Rev.,
   Cscltd. Proj.                                              NR                8.50        8/01/22      5,000          5,267,600
   Rep. Eng. Steels Inc.                                      NR                9.00        6/01/21      2,250          2,408,287
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs., 1st Mtge.,
   Toledo Edison                                              Ba1               8.00       10/01/23      5,500          6,286,775
Stark Cnty. Hlthcare. Facs. Rev., Rose Lane Inc. Proj.        NR                9.00       12/01/23      6,135          6,985,925
                                                                                                                   --------------
                                                                                                                       48,957,160
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.5%
Grand River Dam Auth. Rev., A.M.B.A.C.                        Aaa               6.25        6/01/11     12,000(i)      13,588,080
Tulsa Ind. Dev. Auth., Univ. Tulsa, Ser. A, M.B.I.A.          Aaa               6.00       10/01/16      3,250(f)       3,567,817
                                                                                                                   --------------
                                                                                                                       17,155,897

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.0%
Allegheny Cnty. Hosp. Rev., West Penn. Hosp. Hlth. Ctr.       NR                8.50%       1/01/20   $  2,800     $    3,007,508
Berks Cnty. Mun. Auth. Rev.,
   Adventist Living Ctrs. Proj.                               NR               11.00       12/01/15        367(e)          33,072
   Alvernia Coll. Proj.                                       NR                7.75       11/15/16      5,240          5,848,154
Dauphin Cnty. Gen. Auth. Hosp. Rev., NW Med. Ctr. Proj.       BBB-(b)           8.625      10/15/13      6,570          7,854,961
Lancaster Cnty. Solid Wste. Mgmt., Res. Rec. Auth. Sys.
   Rev., Ser. A                                               Baa2              8.50       12/15/10      5,965(c)       6,116,272
Philadelphia Auth., Ind. Dev. Rev.                            NR                7.75       12/01/17      5,000          5,617,650
Philadelphia Hosps. & Higher Ed. Facs. Auth. Rev.,
   Grad. Hlth. Sys.                                           B2                7.00        7/01/05      2,500          2,619,175
   Grad. Hlth. Sys.                                           B2                7.25        7/01/18      2,710          2,869,185
   Grad. Hlth. Sys., Ser. A                                   B2                6.25        7/01/13      2,500          2,515,500
Philadelphia Wtr. & Wstewtr. Auth. Rev.,
   M.B.I.A.                                                   Aaa               6.25        8/01/10      2,500          2,807,925
   M.B.I.A.                                                   Aaa               6.25        8/01/12      3,000(i)       3,375,450
Somerset Cnty. Hosp. Auth. Rev.,
   Hlthcare 1st Mtge.                                         NR                8.40        6/01/09      2,305          2,587,316
   Hlthcare 1st Mtge.                                         NR                8.50        6/01/24      8,805          9,894,091
Wilkes Barre Gen. Mun. Auth. Coll. Rev., Misericordia
   Coll., Ser. A                                              NR                7.75       12/01/12      1,245          1,361,657
                                                                                                                   --------------
                                                                                                                       56,507,916
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--1.0%
Rhode Island Redev. Agcy., Ser. A                             NR                8.00        9/01/24     10,560         11,584,742
------------------------------------------------------------------------------------------------------------------------------
South Carolina--0.4%
So. Carolina St. Hsg. Fin. & Dev. Auth., Homeownership
   Mtge.                                                      Aa2               7.75        7/01/22      4,345(i)       4,573,982
------------------------------------------------------------------------------------------------------------------------------
South Dakota--0.8%
Education Loans Inc. Student Loan Rev.                        A2                5.60        6/01/20      3,300          3,226,641
So. Dakota Econ. Dev. Fin. Auth., Dakota Park                 NR               10.25        1/01/19      4,930          5,258,387
                                                                                                                   --------------
                                                                                                                        8,485,028
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.4%
Knox Cnty. Hlth. & Edl. Facs. Rev., Baptist Hlth. Hosp.       Aaa               8.50        4/15/04      5,225(c)       5,549,890
Met. Gov't. Nashville & Davidson Cnty. H&E Facs. Brd.
   Rev., Ref.
   Blakeford Green Hills                                      NR                5.65        7/01/24      1,500          1,464,825
Rutherford Cnty. Hlth. & Edl. Facs., Brd. 1st Mtge. Rev.      NR                9.50       12/01/19      7,300          8,525,451
                                                                                                                   --------------
                                                                                                                       15,540,166

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas--3.4%
Beaumont Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.               A1                9.20%       3/01/12   $  1,380     $    1,545,434
Houston Arpt. Sys. Rev.                                       Ba2               6.125       7/15/27      3,200          3,333,280
Houston Wtr. & Swr. Sys. Rev., Ser. C, A.M.B.A.C.             Aaa             Zero         12/01/10      5,000          2,659,250
Keller Ind. Sch. Dist., Cap. Apprec. Ref., Ser. A,
   P.S.F.G.                                                   Aaa             Zero          8/15/17      4,075          1,441,491
New Braunfels Ind. Sch. Dist.,
   Cap. Apprec., P.S.F.G.                                     Aaa             Zero          2/01/08      2,365          1,472,189
   Cap. Apprec., P.S.F.G.                                     Aaa             Zero          2/01/09      2,365          1,392,086
   Cap. Apprec., P.S.F.G.                                     Aaa             Zero          2/01/12      2,365          1,154,948
Nueces Riv. Auth., Ref. Asarco Inc. Proj.                     Baa2              5.60        1/01/27      2,500          2,499,775
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.             Aaa             Zero          8/15/11      4,385          2,222,099
San Antonio Elec. & Gas Rev.,
   F.G.I.C.                                                   Aaa             Zero          2/01/09      5,000          2,943,100
   F.G.I.C., Ser. B                                           Aaa             Zero          2/01/12      7,500          3,662,625
Tarrant Cnty. Hlth. Facs. Dev. Corp. Rev., Foundation
   Proj.                                                      NR               10.25        9/01/19      5,000          5,319,550
Texas Mun. Pwr. Agcy. Rev., M.B.I.A.                          Aaa             Zero          9/01/15     16,300          6,438,989
Tyler Tex. Hlth. Facs. Dev. Corp., Mother Frances Hosp.,
   Ser. A                                                     Baa2              5.625       7/01/13      1,680          1,682,318
                                                                                                                   --------------
                                                                                                                       37,767,134
------------------------------------------------------------------------------------------------------------------------------
Utah--0.5%
Carbon Cnty. Solid Wste. Disp. Rev. Ref., Laidlaw
   Environmental, Ser. A                                      NR                7.45        7/01/17      1,500          1,642,950
Tooele Cnty Poll. Ctrl. Rev. Ref., Laidlaw
   Environmental, Ser. A                                      NR                7.55        7/01/27      4,000          4,404,360
                                                                                                                   --------------
                                                                                                                        6,047,310
------------------------------------------------------------------------------------------------------------------------------
Virginia--1.6%
Loudoun Cnty. Ind. Dev. Auth., Rev.                           NR                7.125       9/01/15      2,000          2,209,680
Norfolk Redev. & Hsg. Auth., Multifam. Rental Hsg. Fac.
   Rev.                                                       NR                8.00        9/01/26      6,000          6,126,840
Pittsylvania Cnty. Ind. Dev. Auth. Rev. Multitrade            NR                7.55        1/01/19      9,000          9,902,340
                                                                                                                   --------------
                                                                                                                       18,238,860
------------------------------------------------------------------------------------------------------------------------------
Washington--2.5%
Bellevue Conv. Ctr. Auth.,
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/10        870            482,467
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/11      1,200            625,092
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/12      1,300            634,855
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/14      1,385            600,135
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River
   Rock, Hydro Elec. Sys. Rev., M.B.I.A.                      Aaa             Zero          6/01/15      7,585          3,036,655

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington (cont'd.)
Thurston Cnty. Sch. Dist. 333,
   F.G.I.C.                                                   Aaa              Zero        12/01/12   $  6,830     $    3,193,640
   F.G.I.C., Ser. B                                           Aaa              Zero        12/01/11      6,415          3,202,175
Washington St. Ref., Ser. R, 97A                              Aa1              Zero         7/01/16      7,000          2,639,770
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. B                                Aa1              7.25%        7/01/09      5,000(i)       5,897,400
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa              Zero         7/01/17      5,000          1,747,450
   Nuclear Proj. No. 3, Ser. B, M.B.I.A.                      Aaa              7.125        7/01/16      5,000          6,074,800
                                                                                                                   --------------
                                                                                                                       28,134,439
------------------------------------------------------------------------------------------------------------------------------
West Virginia--1.0%
So. Charleston Ind. Dev. Rev., Union Carbide Chem. &
   Plastics Co.                                               Baa2              8.00        8/01/20      2,450          2,635,930
Weirton Poll. Ctrl. Rev., Weirton Steel Proj.                 B2                8.625      11/01/14      4,000          4,230,120
West Virginia St. Hsg. Dev. Fund Hsg. Fin., Ser. A,
   F.H.A.                                                     Aaa               7.95        5/01/17      1,160          1,160,128
West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
   F.G.I.C.                                                   Aaa               7.423       5/16/19      3,250(d)       3,542,500
                                                                                                                   --------------
                                                                                                                       11,568,678
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.4%
Oconto Falls Cmnty. Dev. Auth. Dev. Rev., Oconto Falls
   Tissue, Inc. Proj.                                         NR                7.75       12/01/22      4,000          4,149,840
                                                                                                                   --------------
Total long-term investments (cost $1,016,977,321)                                                                   1,098,749,890
                                                                                                                   --------------
SHORT-TERM INVESTMENTS--0.7%
------------------------------------------------------------------------------------------------------------------------------
Florida
St. Lucie Cnty. Solid Wst. Disp. Rev., Ser. 93,
   F.R.D.D., A.M.T.                                           VMIG1             4.40        5/01/98        100            100,000
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.2%
Plaquemines Parish Environmental Rev. Adj., Ref. BP.
   Exploration & Oil, Ser. 95, F.R.D.D., A.M.T.               P-1               4.40        5/01/98      1,500          1,500,000
West Baton Rouge Parish Ind. Dist. Pound3 Rev., Dow
   Chemical Co. Proj., Ser. 95, F.R.D.D., A.M.T.              P-1               4.40        5/01/98        700            700,000
                                                                                                                   --------------
                                                                                                                        2,200,000
------------------------------------------------------------------------------------------------------------------------------
Texas--0.3%
Brazos River Harbor Nav. Dist. Rev., Dow Chemical Co.,
   Ser. A, F.R.D.D., A.M.T.                                   P-1               4.40        5/01/98      2,600          2,600,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                Moody's                               Principal
                                                                 Rating      Interest     Maturity     Amount          Value
Description (a)                                               (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Brazos River Harbor Nav. Dist., Dow Chemical Co. Proj.,
   Ser. 96, F.R.D.D., A.M.T.                                  P-1               4.40%       5/01/98   $    400     $      400,000
Gulf Coast Ind. Dev. Auth. Solid Wste. Rev., Citgo
   Petroleum, Ser. 95, F.R.D.D., A.M.T.                       VMIG1             4.40        5/01/98        400            400,000
                                                                                                                   --------------
                                                                                                                        3,400,000
------------------------------------------------------------------------------------------------------------------------------
Virginia
King George Cnty. Ind. Dev. Auth. Expt. Fac. Rev.,
   F.R.D.D.                                                   A1+(b)            4.40        5/01/98        600            600,000
------------------------------------------------------------------------------------------------------------------------------
Washington--0.2%
Washington St. Hsg. Fin. Comm. Nonprofit Hsg. Rev.,
   Emerald Height Proj., Ser. 90, F.R.D.D.                    A-1(b)            4.25        5/01/98      2,000          2,000,000
   Ref. Panorama Cty. Proj., Ser. 97, F.R.D.D.                VMIG1             4.25        5/01/98        200            200,000
                                                                                                                   --------------
                                                                                                                        2,200,000
                                                                                                                   --------------
Total short-term investments (cost $8,500,000)                                                                          8,500,000
------------------------------------------------------------------------------------------------------------------------------
Total Investments--98.7%
(cost $1,025,477,321; Note 4)                                                                                       1,107,249,890
Other assets in excess of liabilities--1.3%                                                                            13,980,703
                                                                                                                   --------------
Net Assets--100%                                                                                                   $1,121,230,593
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    F.G.I.C.--Financial Guaranty Insurance Company
    F.H.A.--Federal Housing Administration
    F.R.D.D.--Floating Rate (Daily) Demand Note (g)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issuer in default of interest payment. Non-income producing security.
(f) All or partial principal amount pledged as initial margin on financial futures contracts.
(g) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(h) When-issued security.
(i) All or partial amount of principal segregated as collateral for financial futures contracts and when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities              HIGH YIELD SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $1,025,477,321).................................................................      $1,107,249,890
Cash........................................................................................................             532,945
Interest receivable.........................................................................................          20,820,891
Receivable for investments sold.............................................................................           7,493,133
Receivable for Series shares sold...........................................................................           3,114,900
Due from broker - variation margin..........................................................................              35,062
Other assets................................................................................................              16,732
                                                                                                                  --------------
   Total assets.............................................................................................       1,139,263,553
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          13,292,139
Payable for Series shares reacquired........................................................................           2,008,464
Dividends payable...........................................................................................           1,788,096
Management fee payable......................................................................................             410,722
Distribution fee payable....................................................................................             323,222
Accrued expenses............................................................................................             210,317
                                                                                                                  --------------
   Total liabilities........................................................................................          18,032,960
                                                                                                                  --------------
Net Assets..................................................................................................      $1,121,230,593
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      991,547
   Paid-in capital in excess of par.........................................................................       1,063,404,578
                                                                                                                  --------------
                                                                                                                   1,064,396,125
   Accumulated net realized loss on investments.............................................................         (24,938,101)
   Net unrealized appreciation of investments...............................................................          81,772,569
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................      $1,121,230,593
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($421,515,355 / 37,273,437 shares of beneficial interest issued and outstanding)......................              $11.31
   Maximum sales charge (3% of offering price)..............................................................                 .35
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $11.66
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($669,241,615 / 59,185,536 shares of beneficial interest issued and outstanding)......................              $11.31
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($20,554,428 / 1,817,829 shares of beneficial interest issued and outstanding)........................              $11.31
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($9,919,195 / 877,903 shares of beneficial interest issued and outstanding)...........................              $11.30
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1998
Income
   Interest..................................    $ 71,328,838
                                                --------------
Expenses
   Management fee............................       5,323,382
   Distribution fee--Class A.................         381,735
   Distribution fee--Class B.................       3,345,658
   Distribution fee--Class C.................         111,993
   Transfer agent's fees and expenses........         450,000
   Custodian's fees and expenses.............         152,000
   Reports to shareholders...................          81,000
   Registration fees.........................          64,000
   Insurance expense.........................          29,000
   Legal fees and expenses...................          18,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          13,000
   Miscellaneous.............................           8,437
                                                --------------
      Total expenses.........................       9,993,205
   Less: Management fee waiver...............        (535,931)
      Custodian fee credit...................          (4,478)
                                                --------------
      Net expenses...........................       9,452,796
                                                --------------
Net investment income........................      61,876,042
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................      (5,710,322)
   Financial futures contract transactions...        (740,523)
                                                --------------
                                                   (6,450,845)
                                                --------------
Net change in unrealized appreciation of:
   Investments...............................      50,351,593
                                                --------------
Net gain on investments......................      43,900,748
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $105,776,790
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1998              1997
Operations
   Net investment income.......  $   61,876,042    $   63,368,111
   Net realized loss on
      investment
      transactions.............      (6,450,845)       (4,271,817)
   Net change in unrealized
      appreciation of
      investments..............      50,351,593        18,105,192
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     105,776,790        77,201,486
                                 --------------    --------------
Dividends and distributions
   (Note 1):
   Dividends from net
      investment income
      Class A..................     (23,016,599)      (18,998,681)
      Class B..................     (37,682,645)      (43,873,295)
      Class C..................        (804,495)         (467,478)
      Class Z..................        (372,303)          (28,657)
                                 --------------    --------------
                                    (61,876,042)      (63,368,111)
                                 --------------    --------------
   Distributions in excess of
      net investment income
      Class A..................        --                 (39,610)
      Class B..................        --                 (82,405)
      Class C..................        --                    (965)
      Class Z..................        --                     (28)
                                 --------------    --------------
                                       --                (123,008)
                                 --------------    --------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...............     194,658,081       116,459,010
   Net asset value of shares
      issued in reinvestment of
      dividends................      27,600,737        28,109,609
   Cost of shares reacquired...    (156,797,816)     (175,001,590)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      65,461,002       (30,432,971)
                                 --------------    --------------
Total increase (decrease)......     109,361,750       (16,722,604)
Net Assets
Beginning of year..............   1,011,868,843     1,028,591,447
                                 --------------    --------------
End of year....................  $1,121,230,593    $1,011,868,843
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.7%
Huntsville Solid Wste. Disp. Auth., F.G.I.C.                   Aaa               7.00%      10/01/08   $  2,000      $  2,147,080
Jefferson Cnty. Swr. Rev. Wste., Ser. D, F.G.I.C.              Aaa               5.75        2/01/22      1,200         1,249,716
                                                                                                                     ------------
                                                                                                                        3,396,796
------------------------------------------------------------------------------------------------------------------------------
Alaska--2.4%
Alaska St. Engy. Auth. Pwr. Rev., Bradley Lake Hydro, 1st
   Ser., A.M.B.A.C.                                            Aaa               7.25        7/01/16      2,000(g)      2,106,600
Anchorage Hosp. Rev., Sisters of Providence, A.M.B.A.C.        Aaa               7.125      10/01/05      5,000         5,512,450
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                Aaa             Zero          6/30/06      5,000         3,375,300
                                                                                                                     ------------
                                                                                                                       10,994,350
------------------------------------------------------------------------------------------------------------------------------
Arizona--1.9%
Maricopa Cnty. Ind. Dev. Auth. Rev.,
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.00       12/01/00      1,755         1,827,569
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,045(c)      1,149,155
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,205         1,315,294
Maricopa Cnty. Unified Sch. Dist. No. 69, Paradise
   Valley, Ser. E, F.G.I.C.                                    Aaa               6.80        7/01/12      3,700         4,390,013
                                                                                                                     ------------
                                                                                                                        8,682,031
------------------------------------------------------------------------------------------------------------------------------
California--6.3%
California St. Pub. Wks. Brd.,
   Comm. Coll. Proj., Ser. A, A.M.B.A.C.                       Aaa               5.625       3/01/16      2,000         2,078,700
   Dept. of Corrections, A.M.B.A.C.                            Aaa               5.75        1/01/12      2,000         2,127,940
Contra Costa Wtr. Dist. Wtr. Rev., Ser. E, A.M.B.A.C.          Aaa               6.25       10/01/12      1,455         1,648,253
Inland Empire Solid Wste. Fin. Auth., Landfill Impvt.
   Fin., Proj. B, F.S.A.                                       Aaa               6.00        8/01/16      2,000         2,117,580
Roseville Joint Union H.S. Dist., Ser. B, F.G.I.C.             Aaa             Zero          8/01/13      2,015           915,455
San Diego Cnty. Wtr. Auth. Wtr. Rev., Ctfs. of Part.,
   F.G.I.C                                                     Aaa               7.037       4/26/06      5,800(d)      6,590,250
San Francisco City & Cnty. Arpt. Comm. Int'l. Arpt. Rev.,
   Ser. 2, F.S.A.                                              Aaa               4.75        5/01/29      5,755         5,243,265
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C                                Aaa               8.00        8/15/08      2,000(g)      2,537,220
   Foothill Area Proj., F.G.I.C.                               Aaa               6.50        8/15/10      2,725(g)      3,151,136

--------------------------------------------------------------------------------
See Notes to Financial Statements.     21

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
California (cont'd.)
Victor Valley Element. Sch. Dist.,
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa              Zero         6/01/17    $ 3,550      $  1,279,207
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa              Zero         6/01/18      3,700         1,258,925
                                                                                                                     ------------
                                                                                                                       28,947,931
------------------------------------------------------------------------------------------------------------------------------
Colorado--1.2%
Denver City & Cnty. Arpt. Rev., Ser. C, M.B.I.A.               Aaa               5.60%      11/15/11      5,000         5,199,300
Jefferson Cnty. Sngl. Fam. Mtge. Rev., Ser. A, M.B.I.A.        Aaa               8.875      10/01/13        435           464,141
                                                                                                                     ------------
                                                                                                                        5,663,441
------------------------------------------------------------------------------------------------------------------------------
Connecticut--1.1%
Connecticut St. Res. Rec. Auth., Mid. Connecticut. Sys.,
   Ser. A, M.B.I.A.                                            Aaa               5.25       11/15/08      5,000         5,209,200
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--8.5%
Dist. of Columbia Hosp. Rev. Medlantic Hlthcare Grp.,
   M.B.I.A.                                                    Aaa               5.875       8/15/19      3,500         3,652,110
   M.B.I.A.                                                    Aaa               5.75        8/15/26      3,000(g)      3,093,750
Dist. of Columbia Met. Area Trans. Auth.,
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/09      2,400         2,655,336
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/10      1,500         1,659,960
Dist. of Columbia Ref.,
   Ser. B, F.S.A.                                              Aaa               5.50        6/01/10      7,565(g)      7,890,673
   Ser. B, M.B.I.A.                                            Aaa               6.00        6/01/18      4,460         4,866,083
   Ser. B, M.B.I.A.                                            Aaa               6.00        6/01/19      3,965         4,319,987
Dist. of Columbia,
   Assoc. American Med. Colleges, A.M.B.A.C                    Aaa               5.375       2/15/27      4,500         4,483,260
   Gen. Oblig., Ser. A, M.B.I.A.                               Aaa               6.50        6/01/10      6,000(g)      6,797,040
                                                                                                                     ------------
                                                                                                                       39,418,199
------------------------------------------------------------------------------------------------------------------------------
Florida--4.2%
Brevard Hlth. Facs. Auth. Rev., Holmes Reg'l. Med. Ctr.,
   M.B.I.A.                                                    Aaa               5.60       10/01/10      6,000(g)      6,349,800
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Ser. A, M.B.I.A.        Aaa               5.625       4/01/06      3,000         3,200,010
Dade Cnty. Res. Rec., Facs. Rev. Ref., A.M.B.A.C.              Aaa               5.10       10/01/04      3,355         3,458,468
Orange Cnty. Hlth. Facs. Auth. Rev. Hosp., Orlando Reg'l.
   Hlthcare, Ser. A, M.B.I.A.                                  Aaa               6.25       10/01/07      3,160         3,536,862
Palm Beach Cnty. Solid Wste. Auth. Rev. Ref., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.00       10/01/09      2,500         2,770,550
                                                                                                                     ------------
                                                                                                                       19,315,690

--------------------------------------------------------------------------------
See Notes to Financial Statements.     22

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.6%
Atlanta Arpt. Facs. Rev., A.M.B.A.C.                           Aaa               6.50%       1/01/10   $  2,000      $  2,295,120
Georgia Mun. Elec. Auth.,
   Proj. No. 1, A.M.B.A.C.                                     Aaa               6.00        1/01/06      5,570         6,050,022
   Pwr. Rev., M.B.I.A.                                         Aaa               6.20        1/01/10      3,495(e)      3,891,613
                                                                                                                     ------------
                                                                                                                       12,236,755
------------------------------------------------------------------------------------------------------------------------------
Hawaii--3.3%
Hawaii St. Dept. Bud. & Fin. Spec. Purpose Rev., Hawaiian
   Elec. Co. Inc., Ser. A, M.B.I.A.                            Aaa               5.65       10/01/27     15,000        15,199,950
------------------------------------------------------------------------------------------------------------------------------
Illinois--11.7%
Arlington Hts. Park Dist. Cap. Apprec., Ser. E, F.G.I.C.       Aaa             Zero         12/01/13      4,175         1,825,143
Chicago Bd. Edl.
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/11      5,000         2,479,400
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/12      6,000         2,785,680
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/13      3,500         1,530,060
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/14      7,195         2,958,728
   Cap. Apprec. Chicago Sch. Rfm., Ser. A, A.M.B.A.C.          Aaa             Zero         12/01/15      3,245         1,254,030
Chicago Bd. Edl. Sch. Ref., A.M.B.A.C.                         Aaa             5.75         12/01/27     10,000        10,394,200
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A.                    Aaa             5.75          1/01/22      6,835         7,009,771
Chicago O'Hare Int'l. Arpt. Rev., Pass. Facs. Chrg., Ser.
   A, A.M.B.A.C.                                               Aaa             5.625         1/01/15      2,000         2,057,660
Chicago Park Dist., A.M.B.A.C.                                 Aaa             5.30          1/01/15      3,000         3,008,760
Chicago Skyway Toll Brdg. Rev., M.B.I.A.                       Aaa             5.50          1/01/23        650           657,794
Chicago Wstewtr. Trans. Rev.
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa             Zero          1/01/20      7,275         2,221,494
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa             Zero          1/01/21     13,655         3,947,524
   Cap. Apprec. Ref., Ser. A, M.B.I.A.                         Aaa             Zero          1/01/24     13,695         3,349,386
Chicago Wtr. Rev. Cap. Apprec., F.G.I.C.                       Aaa             Zero         11/01/16      3,055         1,121,490
Onterie Ctr. Hsg. Fin. Corp. Mtge. Rev.,
   Ser. A, M.B.I.A.                                            Aaa             7.00          7/01/12      1,575         1,673,579
   Ser. A, M.B.I.A.                                            Aaa             7.05          7/01/27      5,400         5,741,658
                                                                                                                     ------------
                                                                                                                       54,016,357
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.0%
Marion Cnty. Hosp. Auth. Facs. Rev., A.M.B.A.C.                Aaa               8.625      10/01/12      8,500(c)(g)   9,211,705

--------------------------------------------------------------------------------
See Notes to Financial Statements.     23

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.5%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.             Aaa              Zero         9/01/09    $ 4,000      $  2,313,200
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--1.3%
Massachusetts Bay Trans. Auth. Gen. Sys., Ser. A,
   M.B.I.A.                                                    Aaa               4.50%       3/01/26      4,000         3,474,000
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev., Baystate
   Med. Ctr., Ser. E, F.S.A.                                   Aaa               6.00        7/01/26      2,475         2,617,610
                                                                                                                     ------------
                                                                                                                        6,091,610
------------------------------------------------------------------------------------------------------------------------------
Michigan--4.1%
Detroit Dwntwn. Dev., Ser. A, A.M.B.A.C.                       Aaa               5.75        7/15/15      1,820         1,903,702
Detroit Swr. Disp. Rev., Ser. 1993A, F.G.I.C.                  Aaa               7.263       7/01/23      6,500(d)(g)   6,833,125
Michigan St. Hosp. Fin. Auth. Rev., Mid. Michigan Oblig.,
   M.B.I.A.                                                    Aaa               7.50        6/01/15      2,350(c)      2,550,126
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., Proj.
   1, Ser. I, A.M.B.A.C.                                       Aaa               7.30        9/01/19      3,250         3,461,542
Saginaw Hosp. Fin. Auth., St. Luke's Hosp., Ser. C,
   M.B.I.A.                                                    Aaa               6.50        7/01/11      4,000         4,278,440
                                                                                                                     ------------
                                                                                                                       19,026,935
------------------------------------------------------------------------------------------------------------------------------
Mississipi--0.6%
Harrison Cnty. Wste. Wtr. Mgmt. Dist. Rev., Wste. Wtr.
   Treatmt., Facs. Auth., F.G.I.C.                             Aaa               6.50        2/01/06      2,400         2,576,832
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.3%
Missouri St. Hlth. & Edl. Facs. Rev.,
   SSM Hlthcare, Ser. AA, M.B.I.A.                             NR                6.25        6/01/16        285(c)        309,806
   SSM Hlthcare, Unref., Ser. AA, M.B.I.A.                     Aaa               6.25        6/01/16      1,215         1,304,315
                                                                                                                     ------------
                                                                                                                        1,614,121
------------------------------------------------------------------------------------------------------------------------------
Montana--0.5%
Forsyth Poll. Ctrl. Rev., Puget Sound Pwr. & Lt. Co., 1st
   Mtge., Ser. A, A.M.B.A.C.                                   Aaa               7.05        8/01/21      2,000         2,171,280
------------------------------------------------------------------------------------------------------------------------------
New Jersey--6.3%
East Orange Bd. Edl. Ctfs. Part.
   Cap. Apprec., F.S.A.                                        Aaa             Zero          2/01/15      1,425           595,180
   Cap. Apprec., F.S.A.                                        Aaa             Zero          2/01/16      1,000           395,770
   Cap. Apprec., F.S.A.                                        Aaa             Zero          2/01/17      1,425           533,335

--------------------------------------------------------------------------------
See Notes to Financial Statements.     24

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey (cont'd.)
East Orange Bd. Edl. Ctfs. Part.
   Cap. Apprec., F.S.A.                                        Aaa              Zero         2/01/18    $ 2,845      $  1,008,496
   Cap. Apprec., F.S.A.                                        Aaa              Zero         8/01/18      1,425           492,038
   Cap. Apprec., F.S.A.                                        Aaa              Zero         2/01/20      1,845           585,086
   Cap. Apprec., F.S.A.                                        Aaa              Zero         8/01/21      2,845           834,837
   Cap. Apprec., F.S.A.                                        Aaa              Zero         8/01/23      1,400           368,606
Jersey City Swr. Auth.,
   A.M.B.A.C.                                                  Aaa               6.00%       1/01/10      2,585         2,854,615
   A.M.B.A.C.                                                  Aaa               6.25        1/01/14      4,255         4,817,809
New Jersey Econ. Dev. Auth.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                            Aaa               5.875       7/01/11      5,900         6,270,756
   Mkt. Trans. Facs. Rev., Sr. Lien, M.B.I.A.                  Aaa               5.80        7/01/09      3,340         3,567,454
   Natural Gas Facs. Rev., M.B.I.A.                            Aaa               5.70        6/01/32      5,000         5,148,900
New Jersey Impvt. Auth. Rev., Util. Sys., M.B.I.A.             Aaa               5.75        7/01/27      1,500         1,559,595
                                                                                                                     ------------
                                                                                                                       29,032,477
------------------------------------------------------------------------------------------------------------------------------
New York--11.5%
Erie Cnty. Wtr. Auth. Rev., A.M.B.A.C.                         Aaa              Zero        12/01/17        770           189,682
Islip Res. Rec., Ser. B, A.M.B.A.C.                            Aaa               7.20        7/01/10      1,750         2,095,887
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.               Aaa               5.75        7/01/11      5,000         5,291,600
New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys.
   Rev., M.B.I.A.                                              Aaa               5.75        6/15/26      5,000         5,182,750
New York City,
   Cap. Apprec., Ser. G, M.B.I.A.                              Aaa              Zero         8/01/07      4,000         2,604,800
   Cap. Apprec., Ser. G, M.B.I.A.                              Aaa              Zero         8/01/08      3,325         2,030,212
   Ser. D, M.B.I.A.                                            Aaa               5.25        8/01/21      2,500         2,466,750
   Ser. G, M.B.I.A.                                            Aaa               5.75        2/01/14      3,000         3,134,040
New York St. Dorm. Auth. Rev., Montefiore Med. Ctr.,
   A.M.B.A.C.                                                  Aaa               6.00        8/01/08      3,400         3,738,606
New York St. Envir. Facs. Corp.,
   Poll. Ctrl. Rev.                                            Aaa               5.70        7/15/12      3,375         3,567,442
   Poll. Ctrl. Rev.                                            Aaa               5.75        7/15/13      1,060         1,132,239
   Poll. Ctrl. Rev.                                            Aaa               5.80        7/15/14      3,755         3,998,362
New York St. Thrwy. Auth. Gen. Rev.,
   Ser. D                                                      Aa3               5.40        1/01/11      5,370         5,570,730
   Ser. D                                                      Aa3               5.50        1/01/12      3,865         4,016,508
Port Auth. New York & New Jersey Cons., Ser. 99, F.G.I.C.      Aaa               5.90       11/01/11      7,665         8,114,246
                                                                                                                     ------------
                                                                                                                       53,133,854

--------------------------------------------------------------------------------
See Notes to Financial Statements.     25

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Ohio--3.9%
Cleveland City Sch. Dist.,
   Rev. Antic. Nts., A.M.B.A.C.                                Aaa               5.50%       6/01/06   $  6,465      $  6,836,026
   Rev. Antic. Nts., A.M.B.A.C.                                Aaa               5.75        6/01/07      5,870         6,325,806
Kent City Sch. Dist., F.G.I.C.                                 Aaa               5.75       12/01/21      1,000         1,043,820
Lorain Cnty. Hosp. Rev., Catholic Hlthcare Partners,
   M.B.I.A.                                                    Aaa               5.50        9/01/27      4,000         4,046,800
                                                                                                                     ------------
                                                                                                                       18,252,452
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.5%
Norman Reg'l. Hosp. Auth., Rev. Ref., Ser. A, M.B.I.A.         Aaa               5.50        9/01/11      4,110         4,267,290
Oklahoma City Arpt. Trust, Jr. Lien, Ser. 24, A.M.B.A.C.       Aaa               5.75        2/01/18      2,620         2,690,399
                                                                                                                     ------------
                                                                                                                        6,957,689
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--1.3%
Philadelphia Mun. Auth. Rev., Criminal Justice Ctr., Ser.
   A, M.B.I.A.                                                 Aaa               6.90       11/15/03      3,000         3,299,010
Philadelphia, Sch. Dist., Ser. B, A.M.B.A.C.                   Aaa               5.375       4/01/27      2,500         2,504,275
                                                                                                                     ------------
                                                                                                                        5,803,285
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--3.1%
Puerto Rico Comm., M.B.I.A.                                    Aaa               4.875       7/01/23      3,000         2,823,690
Puerto Rico Gen. Oblig., M.B.I.A.                              Aaa               6.25        7/01/13      1,250         1,421,825
Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.25        7/01/13      1,700         1,933,682
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                            Aaa               6.667       1/25/07      4,100(d)      4,407,500
   Ser. I, M.B.I.A.                                            Aaa               6.915       1/16/15      3,800(d)      3,952,000
                                                                                                                     ------------
                                                                                                                       14,538,697
------------------------------------------------------------------------------------------------------------------------------
South Dakota--2.8%
So. Dakota Hsg. Dev. Auth., Homeownership Mtge., Ser. F        Aa1               5.80        5/01/28     12,620        12,960,866
------------------------------------------------------------------------------------------------------------------------------
Tennessee--1.2%
Metro. Gov't. Nashville & Davidson Cnty. Wtr. & Swr.
   Rev., A.M.B.A.C.                                            Aaa               8.216       1/01/22      5,000(d)      5,731,250
------------------------------------------------------------------------------------------------------------------------------
Texas--5.4%
Austin Util. Sys. Rev. Comb., Ser. A, M.B.I.A.                 Aaa               4.875      11/15/10      5,500         5,466,725
Austin Util. Sys. Rev., M.B.I.A.                               Aaa             Zero          5/15/03      8,000         6,354,480

--------------------------------------------------------------------------------
See Notes to Financial Statements.     26

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Texas (cont'd.)
Brazos Rvr. Auth. Rev., Houston Lt. & Pwr., Ser. B, 1st
   Mtge., F.G.I.C.                                             Aaa               7.20%      12/01/18   $  1,000      $  1,061,030
Houston Arpt. Sys. Rev.                                        Aaa               7.20        7/01/13      3,900         4,600,323
Houston Arpt. Sys. Rev., Spec. Facs. People Mover, Ser.
   A, F.S.A.                                                   Aaa               6.00        7/15/05      3,255         3,508,857
Keller Ind. Sch. Dist., P.S.F.G.                               Aaa               Zero        8/15/15      4,945         1,958,072
Texas Wtr. Res. Fin. Auth. Rev., A.M.B.A.C.                    Aaa               7.50        8/15/13      1,985         2,067,298
                                                                                                                     ------------
                                                                                                                       25,016,785
------------------------------------------------------------------------------------------------------------------------------
Virginia--3.7%
Chesapeake Bay Brdg. & Tunn. Comm., Dist. Rev., F.G.I.C.       Aaa               5.875       7/01/10      5,000         5,386,850
Richmond Met. Auth. Expwy. Rev. Ref., F.G.I.C.                 Aaa               5.25        7/15/22      4,265         4,299,675
Virginia Beach Hosp. Facs. Rev.,
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/10      1,220         1,352,882
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/13      1,455         1,608,925
Virginia Coll. Bldg. Auth. Edl. Facs. Rev., M.B.I.A.           Aaa               5.25        1/01/26      4,275         4,324,718
                                                                                                                     ------------
                                                                                                                       16,973,050
------------------------------------------------------------------------------------------------------------------------------
Washington--4.4%
Washington St. Hlthcare Facs. Auth. Rev., Yakima Valley
   Memorial Hosp. Assoc.                                       AAA(b)            5.25       12/01/20      2,500         2,435,375
Washington St. Pub. Pwr. Supply Sys.,
   Nuclear Proj. No. 1, Ser. A, M.B.I.A.                       Aaa               5.75        7/01/10      7,000         7,436,940
   Nuclear Proj. No. 2, Ser. A, M.B.I.A.                       Aaa               Zero        7/01/11      5,210         2,622,818
   Nuclear Proj. No. 2, Ser. B, F.G.I.C.                       Aaa               7.25        7/01/03      3,000(c)      3,245,040
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               7.00        7/01/05      2,000(c)      2,130,900
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               Zero        7/01/08      4,500         2,717,955
                                                                                                                     ------------
                                                                                                                       20,589,028
                                                                                                                     ------------
Total long-term investments (cost $434,670,225)                                                                       455,075,816
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.9%
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--0.1%
Dist. of Columbia, Gen. Oblig., Ser. 92A-4, F.R.D.D.           VMIG1             4.35        5/01/98        500           500,000
------------------------------------------------------------------------------------------------------------------------------
Illinois--0.0%
Will County Solid Wste. Disp. Rev., Daily BASF Corp.
   Proj.,
   Ser. 97, F.R.D.D., A.M.T.                                   P-1               4.25        5/01/98        100           100,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     27

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Mexico--0.6%
Hurley Cnty., Poll. Ctrl. Rev., Ser. 85, F.R.D.D.              P-1               4.25%       5/01/98   $  2,800      $  2,800,000
------------------------------------------------------------------------------------------------------------------------------
Texas--0.2%
Gulf Coast Wste. Disp. Auth., Poll. Ctrl. Rev., Ser. 94,
   F.R.D.D., A.M.T.                                            VMIG1             4.35        5/01/98        600           600,000
                                                                                                                     ------------
Total short-term investments (cost $4,000,000)                                                                          4,000,000
                                                                                                                     ------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments--99.2%
(cost $438,670,225; Note 4)                                                                                           459,075,816
Other assets in excess of liabilities--0.8%                                                                             3,629,791
                                                                                                                     ------------
Net Assets--100%                                                                                                     $462,705,607
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (f)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Principal amount pledged as initial margin on financial futures contracts.
(f) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(g) All or partial amount of principal segregated as collateral for financial futures contracts.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     28

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities              INSURED SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $438,670,225)...................................................................       $459,075,816
Cash........................................................................................................             27,338
Interest receivable.........................................................................................          6,179,023
Receivable for Series shares sold...........................................................................             73,218
Other assets................................................................................................              9,084
                                                                                                                  --------------
   Total assets.............................................................................................        465,364,479
                                                                                                                  --------------
Liabilities
Payable for Series shares reacquired........................................................................          1,103,751
Dividends payable...........................................................................................            599,998
Due to broker-variation margin..............................................................................            405,337
Accrued expenses............................................................................................            233,850
Management fee payable......................................................................................            200,112
Distribution fee payable....................................................................................            115,824
                                                                                                                  --------------
   Total liabilities........................................................................................          2,658,872
                                                                                                                  --------------
Net Assets..................................................................................................       $462,705,607
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $    418,602
   Paid-in capital in excess of par.........................................................................        439,345,140
                                                                                                                  --------------
                                                                                                                    439,763,742
   Accumulated net realized gain on investments.............................................................          2,430,211
   Net unrealized appreciation of investments...............................................................         20,511,654
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................       $462,705,607
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($224,409,371 / 20,312,259 shares of beneficial interest issued and outstanding)......................             $11.05
   Maximum sales charge (3.0% of offering price)............................................................                .34
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.39
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($236,369,629 / 21,373,644 shares of beneficial interest issued and outstanding)......................             $11.06
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,508,667 / 136,421 shares of beneficial interest issued and outstanding)...........................             $11.06
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($417,940 / 37,833 shares of beneficial interest issued and outstanding)..............................             $11.05
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     29

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1998
Income
   Interest..................................    $ 26,886,125
                                                --------------
Expenses
   Management fee............................       2,469,913
   Distribution fee--Class A.................         222,115
   Distribution fee--Class B.................       1,352,766
   Distribution fee--Class C.................           8,567
   Transfer agent's fees and expenses........         301,000
   Custodian's fees and expenses.............          97,000
   Reports to shareholders...................          50,000
   Registration fees.........................          41,000
   Insurance expense.........................          16,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          13,000
   Legal fees and expenses...................          11,000
   Miscellaneous.............................           5,599
                                                --------------
      Total expenses.........................       4,602,960
   Less: Management fee waiver...............         (85,444)
      Custodian fee credit...................          (5,707)
                                                --------------
      Net expenses...........................       4,511,809
                                                --------------
Net investment income........................      22,374,316
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................      10,397,180
   Financial futures contract transactions...      (2,978,111)
                                                --------------
                                                    7,419,069
                                                --------------
Net change in unrealized
   appreciation on:
   Investments...............................      10,580,044
   Financial futures contracts...............         297,750
                                                --------------
                                                   10,877,794
                                                --------------
Net gain on investments......................      18,296,863
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 40,671,179
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended April 30,
in Net Assets                         1998              1997
Operations
   Net investment income........  $  22,374,316    $  25,911,892
   Net realized gain on
      investment transactions...      7,419,069       12,131,022
   Net change in unrealized
      appreciation
      (depreciation) of
      investments...............     10,877,794       (7,713,454)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     40,671,179       30,329,460
                                  -------------    -------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income
      Class A...................    (10,553,524)      (9,267,489)
      Class B...................    (11,765,355)     (16,602,381)
      Class C...................        (46,954)         (41,775)
      Class Z...................         (8,483)            (247)
                                  -------------    -------------
                                    (22,374,316)     (25,911,892)
                                  -------------    -------------
   Dividends in excess of net
      investment income
      Class A...................        (80,333)        (117,523)
      Class B...................        (90,260)        (180,111)
      Class C...................           (469)            (467)
      Class Z...................            (60)              --
                                  -------------    -------------
                                       (171,122)        (298,101)
                                  -------------    -------------
   Distributions from net
      capital gains
      Class A...................     (4,980,680)      (2,135,002)
      Class B...................     (5,596,092)      (3,272,015)
      Class C...................        (29,102)          (8,473)
      Class Z...................         (3,703)              (2)
                                  -------------    -------------
                                    (10,609,577)      (5,415,492)
                                  -------------    -------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      subscribed................     17,849,201      201,450,948
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     19,222,401       17,841,830
   Cost of shares reacquired....    (89,200,577)    (294,754,828)
                                  -------------    -------------
   Net decrease in net assets
      from Series share
      transactions..............    (52,128,975)     (75,462,050)
                                  -------------    -------------
Total decrease..................    (44,612,811)     (76,758,075)
Net Assets
Beginning of year...............    507,318,418      584,076,493
                                  -------------    -------------
End of year.....................  $ 462,705,607    $ 507,318,418
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     30

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
------------------------------------------------------------------------------------------------------------------------------
Alaska--4.8%
Alaska Ind. Dev. & Expt. Auth., Revolving Loan Fund             A2                5.40%       4/01/01   $    945     $    967,992
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                 Aaa             Zero          6/30/07      1,430          915,886
                                                                                                                     ------------
                                                                                                                        1,883,878
------------------------------------------------------------------------------------------------------------------------------
Colorado--2.6%
Eaglebend Affordable Hsg. Corp., Multifam. Rev.                 NR                5.75        7/01/07      1,000        1,019,170
------------------------------------------------------------------------------------------------------------------------------
Connecticut--5.4%
Conn. Spec. Tax Oblig. Rev., Ser. A                             AA-(b)            7.00        6/01/03      1,000(c)     1,086,790
Conn. St. Hlth. & Edl. Facs. Auth. Rev.                         Baa2              5.125       7/01/07      1,000          992,350
                                                                                                                     ------------
                                                                                                                        2,079,140
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--6.6%
Dist. Columbia Hsg. Fin. Agcy. Mtge. Rev.
   Amt. Sngl. Fam., Ser. B                                      AAA(b)            5.25       12/01/08        440          447,128
   Amt. Sngl. Fam., Ser. B                                      AAA(b)            5.30       12/01/09        315          319,309
Dist. of Columbia Ref., Ser. B, M.B.I.A.                        Aaa               6.00        6/01/13      1,000        1,090,550
Dist. of Columbia Rev., America Geophysical Union, Ser.
   199                                                          BBB-(b)           5.50        9/01/03        700          709,912
                                                                                                                     ------------
                                                                                                                        2,566,899
------------------------------------------------------------------------------------------------------------------------------
Florida--1.3%
Palm Beach Cnty. Hlth. Facs. Auth. Rev., Abbey Delray So.
   Proj.                                                        BBB(b)            5.30       10/01/07        500          501,865
------------------------------------------------------------------------------------------------------------------------------
Georgia--2.4%
Burke Cnty. Dev. Auth., Oglethorpe Pwr. Co., M.B.I.A.           Aaa               7.50        1/01/03        862          927,305
------------------------------------------------------------------------------------------------------------------------------
Illinois--1.2%
Illinois Hlth. Facs. Auth. Rev., Edward Hosp., Ser. A           A2                5.75        2/15/09        450          466,524
------------------------------------------------------------------------------------------------------------------------------
Indiana--2.7%
Univ. Southern Indiana Rev. Student Fee., Ser. F, F.G.I.C.      Aaa               5.50       10/01/13      1,000        1,045,580

--------------------------------------------------------------------------------
See Notes to Financial Statements.     31

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--5.1%
Massachusetts Edl. Fing Auth. Ed. Ln. Rev., Iss. G., Ser.
   A, M.B.I.A.                                                  AAA(b)            5.10%      12/01/13   $  1,000     $    970,660
Massachusetts St. Hsg. Fin. Agcy. Hsg. Dev., Ser. A,
   M.B.I.A                                                      Aaa               5.15        6/01/11      1,000          996,190
                                                                                                                     ------------
                                                                                                                        1,966,850
------------------------------------------------------------------------------------------------------------------------------
Michigan--1.4%
Michigan Mun. Bond Auth. Rev., Wayne Cnty. Proj., M.B.I.A.      Aaa               7.40       12/01/02        500          547,675
------------------------------------------------------------------------------------------------------------------------------
Missouri--1.3%
Clayton Sch. Dist., Cap. Apprec., Ser. A, F.S.A.                Aaa             Zero          2/01/07        750          494,325
------------------------------------------------------------------------------------------------------------------------------
New Jersey--18.4%
Brick Twnshp., Mun. Util. Auth. Rev., F.G.I.C.                  Aaa               5.50       12/01/03      1,295        1,362,858
New Jersey Econ. Dev. Auth. Rev.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.75        7/01/06        950        1,018,144
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.80        7/01/07      1,000        1,071,480
   Performing Arts Ctr., A.M.B.A.C.                             Aaa               6.00        6/15/08      1,410        1,553,862
So. Reg'l. High Sch. Dist., M.B.I.A.                            Aaa               5.50        9/01/06      1,010        1,074,438
West Windsor Plainsboro Sch., F.G.I.C.                          Aaa               5.25       12/01/05      1,000        1,046,400
                                                                                                                     ------------
                                                                                                                        7,127,182
------------------------------------------------------------------------------------------------------------------------------
New York--8.0%
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.                Aaa               5.75        7/01/11        675          714,366
New York, N.Y., Ser. F                                          A3                5.50        8/01/07      1,000        1,040,350
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.                 Aaa               5.80        1/15/14      1,280        1,362,957
                                                                                                                     ------------
                                                                                                                        3,117,673
------------------------------------------------------------------------------------------------------------------------------
Ohio--1.4%
Ohio St. Bldg. Auth., Admin. Bldg. Fund Proj., M.B.I.A.         Aaa               5.60       10/01/06        500          534,555
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--6.0%
Oklahoma St. Ind. Auth. Rev. Hosp., Deaconess Hlthcare.,
   Ser. A                                                       Baa2              5.50       10/01/12      1,250        1,242,562
Oklahoma St. Ind. Auth. Rev. Hlth. Sys., Integris Bapt.,
   A.M.B.A.C.                                                   Aaa               6.00        8/15/09      1,000        1,094,810
                                                                                                                     ------------
                                                                                                                        2,337,372

--------------------------------------------------------------------------------
See Notes to Financial Statements.     32

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--10.4%
Clarion Cnty. Hosp. Auth. Rev., Ref. Clarion Hosp. Proj.        BBB-(b)           5.60%       7/01/10   $    685     $    694,597
Montgomery Cnty. Redev. Auth., Multifam. Hsg. Rev., Ser. A      NR                5.75        7/01/99        780          788,011
Pennsylvania St. Ctfs. of Part., Ser. A, F.S.A.                 Aaa               6.25       11/01/06        600          645,768
Pennsylvania St. Higher Edl. Facs. Auth., Hlth. Svs. Rev.,
   M.B.I.A.                                                     Aaa               5.70       11/15/11        755          812,697
Philadelphia Hosp. Auth. & Higher Edl. Auth., Childrens
   Seashore House, Ser. A                                       A-(b)             7.00        8/15/03      1,000        1,088,010
                                                                                                                     ------------
                                                                                                                        4,029,083
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.1%
Puerto Rico Comnwlth., Gen. Oblig., Ser. A, M.B.I.A.            Aaa               6.25        7/01/10        750          806,310
------------------------------------------------------------------------------------------------------------------------------
Rhode Island--2.8%
Rhode Island St., Ref. Cons. Cap. Dev. Loan, M.B.I.A.           Aaa               6.00        8/01/06      1,000        1,092,290
------------------------------------------------------------------------------------------------------------------------------
Texas--4.5%
San Antonio Elec. & Gas Rev., Ser. A, F.G.I.C.                  Aaa             Zero          2/01/05      1,000          727,370
Tyler Tex. Hlth. Facs. Dev. Corp., Mother Francis Hosp.,
   Ser. A                                                       Baa2              5.50        7/01/09      1,000        1,004,350
                                                                                                                     ------------
                                                                                                                        1,731,720
------------------------------------------------------------------------------------------------------------------------------
Utah--2.7%
Utah St. Brd. of Regents, Student Loan Rev., Ser. F,
   A.M.B.A.C.                                                   Aaa               7.00       11/01/01      1,000        1,064,200
------------------------------------------------------------------------------------------------------------------------------
Washington--2.7%
Wash. St. Pub. Pwr. Supp. Sys., Nuclear Proj. No. 3, Ser.
   B                                                            Aa1               7.00        7/01/99      1,000        1,034,100
------------------------------------------------------------------------------------------------------------------------------
Wyoming--3.9%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Amt., Ser. 5                Aa2               5.60       12/01/06      1,450        1,526,401
                                                                                                                     ------------
Total long-term investments (cost $36,635,565)                                                                         37,900,097
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     33

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Portfolio of Investments as of April 30, 1998    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.6%
------------------------------------------------------------------------------------------------------------------------------
Texas--1.6%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co., Ser. 95C, F.R.D.D., A.M.T. (cost $600,000)              VMIG1            4.40%        5/01/98   $    600     $    600,000
                                                                                                                     ------------
Total Investments--99.3% (cost $37,235,565; Note 4 )                                                                   38,500,097
Other assets in excess of liabilities--0.7%                                                                               286,268
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 38,786,365
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation
     A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (d)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
(b)  Standard & Poor's Rating.
(c)  Prerefunded issues are secured by escrowed cash and direct U.S.
     guaranteed obligations.
(d)  The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     34

                                                 PRUDENTIAL MUNICIPAL BOND FUND
Statement of Assets and Liabilities              INTERMEDIATE SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $37,235,565)....................................................................      $  38,500,097
Interest receivable.........................................................................................            602,522
Receivable for Series shares sold...........................................................................             17,063
Other assets................................................................................................                852
                                                                                                                  --------------
   Total assets.............................................................................................         39,120,534
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................             23,529
Accrued expenses............................................................................................            127,453
Payable for Series shares reacquired........................................................................            115,603
Dividends payable...........................................................................................             40,096
Management fee payable......................................................................................             15,692
Distribution fee payable....................................................................................             11,796
                                                                                                                  --------------
   Total liabilities........................................................................................            334,169
                                                                                                                  --------------
Net Assets..................................................................................................      $  38,786,365
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      35,867
   Paid-in capital in excess of par.........................................................................         37,195,390
                                                                                                                  --------------
                                                                                                                     37,231,257
   Accumulated net realized gain on investments.............................................................            290,576
   Net unrealized appreciation on investments...............................................................          1,264,532
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................      $  38,786,365
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($13,125,685 / 1,213,932 shares of beneficial interest issued and outstanding)........................             $10.81
   Maximum sales charge (3% of offering price)..............................................................                .33
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.14
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($24,017,088 / 2,220,773 shares of beneficial interest issued and outstanding)........................             $10.81
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($449,061 / 41,523 shares of beneficial interest issued and outstanding)..............................             $10.81
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,194,531 / 110,471 shares of beneficial interest issued and outstanding)...........................             $10.81
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     35

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                           April 30, 1998
Income
   Interest..................................     $2,205,779
                                                --------------
Expenses
   Management fee............................        207,968
   Distribution fee--Class A.................         13,591
   Distribution fee--Class B.................        135,876
   Distribution fee--Class C.................          2,856
   Reports to shareholders...................         87,000
   Custodian's fees and expenses.............         72,000
   Registration fees.........................         62,000
   Transfer agent's fees and expenses........         38,000
   Audit fee.................................         15,000
   Trustees' fees and expenses...............         13,000
   Legal fees and expenses...................         10,500
   Miscellaneous.............................          6,554
                                                --------------
      Total expenses.........................        664,345
   Less: Management fee waiver...............         (7,346)
      Custodian fee credit...................           (185)
                                                --------------
      Net expenses...........................        656,814
                                                --------------
Net investment income........................      1,548,965
                                                --------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions...................        535,746
   Financial futures contract transactions...       (196,033)
                                                --------------
                                                     339,713
                                                --------------
Net change in unrealized appreciation/depreciation on:
   Investments...............................        829,293
   Financial futures contracts...............        (12,906)
                                                --------------
                                                     816,387
                                                --------------
Net gain on investments......................      1,156,100
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................     $2,705,065
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended April 30,
in Net Assets                           1998            1997
Operations
   Net investment income...........  $ 1,548,965    $  1,958,229
   Net realized gain on investment
      transactions.................      339,713         478,036
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..................      816,387        (699,669)
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    2,705,065       1,736,596
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (542,230)       (579,475)
      Class B......................     (975,783)     (1,371,478)
      Class C......................      (12,672)         (5,456)
      Class Z......................      (18,280)         (1,820)
                                     -----------    ------------
                                      (1,548,965)     (1,958,229)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................           --          (9,615)
      Class B......................           --         (22,423)
      Class C......................           --             (75)
      Class Z......................           --              (3)
                                     -----------    ------------
                                              --         (32,116)
                                     -----------    ------------
   Distributions from net capital
      gains
      Class A......................      (66,647)             --
      Class B......................     (130,950)             --
      Class C......................       (2,322)             --
      Class Z......................       (1,731)             --
                                     -----------    ------------
                                        (201,650)             --
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...................    3,202,633       5,261,896
   Net asset value of shares issued
      in reinvestment of
      dividends....................    1,116,810       1,242,265
   Cost of shares reacquired.......  (10,710,780)    (15,354,228)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (6,391,337)     (8,850,067)
                                     -----------    ------------
Total decrease.....................   (5,436,887)     (9,103,816)
Net Assets
Beginning of year..................   44,223,252      53,327,068
                                     -----------    ------------
End of year........................  $38,786,365    $ 44,223,252
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     36

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Prudential Municipal Bond Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of three series: the High Yield Series, the Insured Series and the Intermediate Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

The investment objectives of the series are as follows: (i) the objective of the High Yield Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured and Intermediate Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.
------------------------------------------------------------
Note 1. Accounting Policies

Securities Valuation: Municipal securities (including commitments to purchase such securities on a 'when-issued' basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       37

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason no federal income tax provision is required.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 1998, the effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $171,122 for the Insured Series.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'), doing business as Prudential Investments ('PI,' the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of each series' management fee, which amounted to $535,931, $85,444 and $7,346 for the High Yield Series, Insured Series and Intermediate Series, respectively. Such amounts represented .05 of 1% of the average daily net assets or $.005 per share for the High Yield Series and .02 of 1% of the average daily net assets or $.002 per share for the Insured Series and Intermediate Series. Effective September 1, 1997, PIFM eliminated its management fee waiver for the Insured Series and Intermediate Series.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 1998.

PSI has advised the Fund that it received approximately $529,300 ($493,600-High Yield Series; $30,400-Insured Series; $5,300-Intermediate Series) in front-end sales charges resulting from sales of Class A shares during the year ended April 30, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended April 30, 1998, it received approximately $1,320,700 ($866,900-High Yield Series; $388,200-Insured Series; $65,600-Intermediate Series) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PSI, PIC and PIFM are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative
--------------------------------------------------------------------------------
                                       38

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended April 30, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 1998, the Fund incurred fees of approximately $609,100 ($361,000-High Yield Series; $221,700-Insured Series; $26,400-Intermediate Series) for the services of PMFS. As of April 30, 1998, approximately $51,600 ($31,100-High Yield Series; $18,300-Insured Series; $2,200-Intermediate Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 1998, were as follows:

Series                              Purchases         Sales
--------------------------------   ------------    ------------
High Yield......................   $208,053,727    $139,078,918
Insured.........................    404,690,101     456,797,559
Intermediate....................     21,888,177      28,523,204

At April 30, 1998, the High Yield Series and the Insured Series sold 100,000 and 284,000 financial futures contracts, respectively of U.S. Treasury Bonds expiring in June 1998.

The values of these financial futures contracts at April 30, 1998 were as follows:

                                         Financial Futures
                                           Contracts Sold
                                     --------------------------
                                     High Yield       Insured
                                       Series         Series
                                     -----------    -----------
Value at disposition..............   $12,003,625    $34,421,156
Value at April 30, 1998...........    12,003,625     34,315,093
                                     -----------    -----------
Unrealized gain...................   $         0    $   106,063
                                     -----------    -----------
                                     -----------    -----------

The federal income tax basis of the Fund's investments, at April 30, 1998 was $1,026,195,791-High Yield Series; $438,671,525-Insured Series; and $37,235,565-Intermediate Series and, accordingly, net unrealized appreciation of investments for federal income tax purposes was as follows:

                                             Gross          Gross
                       Net unrealized     unrealized      unrealized
Series                  appreciation      appreciation    depreciation
---------------------  --------------     -----------     ----------
High Yield...........   $ 81,054,099      $90,185,030     $9,130,931
Insured..............     20,404,291       21,977,695      1,573,404
Intermediate.........      1,264,532        1,334,659         70,127

The High Yield Series has a net capital loss carryforward as of April 30, 1998 of approximately $17,547,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in 2005, and
$554,000 expires in 2006. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Yield Series elected to treat net realized capital losses of approximately $6,709,700 incurred in the six-month period ended April 30, 1998, as having been incurred in the following year.
------------------------------------------------------------
Note 5. Capital

Each series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------
                                       39

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class A                           Class A                         Class A
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................     5,097,999    $  57,395,615          569,674    $   6,395,067        51,122    $    558,941
Shares issued in reinvestment of
   dividends and distributions....       962,597       10,829,429          785,872        8,843,968        36,144         393,414
Shares reacquired.................    (6,025,736)     (67,587,666)      (3,276,382)     (36,775,017)     (331,385)     (3,600,677)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding before
   conversion.....................        34,860          637,378       (1,920,836)     (21,535,982)     (244,119)     (2,648,322)
Shares issued upon conversion from
   Class B........................     6,417,324       71,773,373        3,118,260       35,134,908       160,123       1,739,629
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding....................     6,452,184    $  72,410,751        1,197,424    $  13,598,926       (83,996)   $   (908,693)
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
    Year Ended April 30, 1997
----------------------------------
Shares issued.....................     2,690,433    $  29,194,209       17,268,103    $ 190,281,225       146,988    $  1,570,573
Shares issued in reinvestment of
   dividends and distributions....       816,257        8,853,738          562,530        6,209,882        33,834         360,674
Shares reacquired.................    (5,951,712)     (64,552,270)     (20,358,917)    (224,259,104)     (505,221)     (5,381,606)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares outstanding
   before
   conversion.....................    (2,445,022)     (26,504,323)      (2,528,284)     (27,767,997)     (324,399)     (3,450,359)
Shares issued upon conversion from
   Class B........................    12,411,968      133,842,041        8,887,896       97,509,503       443,554       4,710,903
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................     9,966,946    $ 107,337,718        6,359,612    $  69,741,506       119,155    $  1,260,544
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class B                           Class B                         Class B
                                     ----------------------------      ----------------------------      ------------------------
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................    10,261,223    $ 115,317,304          894,372    $  10,051,980       113,994    $  1,243,792
Shares issued in reinvestment of
   dividends and distributions....     1,416,916       15,920,018          915,681       10,310,964        63,393         689,975
Shares reacquired.................    (7,485,320)     (84,004,151)      (4,626,069)     (51,987,346)     (627,441)     (6,818,594)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding before
   conversion.....................     4,192,819       47,233,171       (2,816,016)     (31,624,402)     (450,054)     (4,884,827)
Shares issued upon conversion from
   Class A........................    (6,418,319)     (71,773,373)      (3,114,481)     (35,134,908)     (160,109)     (1,739,629)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares
   outstanding....................    (2,225,500)   $ (24,540,202)      (5,930,497)   $ (66,759,310)     (610,163)   $ (6,624,456)
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
    Year Ended April 30, 1997
----------------------------------
Shares issued.....................     7,261,475    $  78,657,488          991,206    $  10,920,454       293,960    $  3,134,459
Shares issued in reinvestment of
   dividends and distributions....     1,747,161       18,927,857        1,049,549       11,593,012        82,134         875,459
Shares reacquired.................    (9,901,712)    (107,242,000)      (6,341,050)     (69,974,266)     (909,089)     (9,694,638)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares outstanding
   before conversion..............      (893,076)      (9,656,655)      (4,300,295)     (47,460,800)     (532,995)     (5,684,720)
Shares reacquired upon conversion
   into Class A...................   (12,411,968)    (133,842,041)      (8,879,800)     (97,509,503)     (443,243)     (4,710,903)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net decrease in shares
   outstanding....................   (13,305,044)   $(143,498,696)     (13,180,095)   $(144,970,303)     (976,238)   $(10,395,623)
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------

--------------------------------------------------------------------------------
                                       40

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class C                           Class C                         Class C
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................     1,210,837    $  13,633,168           75,353    $     851,857        31,683    $    345,224
Shares issued in reinvestment of
   dividends and distributions....        45,608          514,159            4,949           55,759         1,355          14,774
Shares reacquired.................      (321,058)      (3,613,378)         (25,249)        (284,339)      (15,800)       (171,265)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................       935,387    $  10,533,949           55,053    $     623,277        17,238    $    188,733
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
    Year Ended April 30, 1997
----------------------------------
Shares issued.....................       505,330    $   5,472,765           21,265    $     234,063        28,931    $    311,189
Shares issued in reinvestment of
   dividends and distributions....        28,059          304,264            3,510           38,759           436           4,639
Shares reacquired.................      (256,031)      (2,781,902)         (47,234)        (521,343)      (26,221)       (277,703)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase (decrease) in shares
   outstanding....................       277,358    $   2,995,127          (22,459)   $    (248,521)        3,146    $     38,125
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
                                          High Yield Series                   Insured Series               Intermediate Series
                                               Class Z                           Class Z                         Class Z
                                     ----------------------------      ----------------------------      ------------------------
    Year Ended April 30, 1998          Shares          Amount            Shares          Amount           Shares        Amount
----------------------------------   -----------    -------------      -----------    -------------      --------    ------------
Shares issued.....................       737,972    $   8,311,994           49,053    $     550,297        96,575    $  1,054,676
Shares issued in reinvestment of
   dividends and distributions....        29,882          337,131            1,039           11,710         1,711          18,647
Shares reacquired.................      (141,036)      (1,592,621)         (13,642)        (153,875)      (11,026)       (120,244)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................       626,818    $   7,056,504           36,450    $     408,132        87,260    $    953,079
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------
  September 16, 1996(a) Through
          April 30, 1997
----------------------------------
Shares issued.....................       287,958    $   3,134,548            1,377    $      15,206        23,097    $    245,675
Shares issued in reinvestment of
   dividends and distributions....         2,192           23,750               16              177           140           1,493
Shares reacquired.................       (39,065)        (425,418)             (10)            (115)          (27)           (281)
                                     -----------    -------------      -----------    -------------      --------    ------------
Net increase in shares
   outstanding....................       251,085    $   2,732,880            1,383    $      15,268        23,210    $    246,887
                                     -----------    -------------      -----------    -------------      --------    ------------
                                     -----------    -------------      -----------    -------------      --------    ------------

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 6. Subsequent Event

On June 23, 1998 the Trustees of the Fund approved a change in the name of the High Yield Series to the High Income Series effective July 1, 1998.
--------------------------------------------------------------------------------
                                       41

                                             PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                         HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                                Class A
                                                      -----------------------------------------------------------
                                                                         Years Ended April 30,
                                                      -----------------------------------------------------------
                                                        1998         1997         1996         1995        1994
                                                      --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.84     $  10.70     $  10.72     $  10.74     $ 11.14
                                                      --------     --------     --------     --------     -------
Income from investment operations
Net investment income...............................       .67(b)       .70(b)       .72(b)       .72(b)      .72
Net realized and unrealized gain (loss) on
   investment transactions..........................       .47          .14         (.02)        (.02)       (.39)
                                                      --------     --------     --------     --------     -------
   Total from investment operations.................      1.14          .84          .70          .70         .33
                                                      --------     --------     --------     --------     -------
Less distributions
Dividends from net investment income................      (.67)        (.70)        (.72)        (.72)       (.72)
Distributions from capital gains....................        --           --           --           --        (.01)
                                                      --------     --------     --------     --------     -------
   Total distributions..............................      (.67)        (.70)        (.72)        (.72)       (.73)
                                                      --------     --------     --------     --------     -------
Net asset value, end of year........................  $  11.31     $  10.84     $  10.70     $  10.72     $ 10.74
                                                      --------     --------     --------     --------     -------
                                                      --------     --------     --------     --------     -------
TOTAL RETURN(a):....................................     10.80%        8.03%        6.55%        6.90%       2.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $421,504     $334,062     $223,073     $115,501     $54,491
Average net assets (000)............................  $381,735     $294,940     $162,329     $ 65,207     $52,982
Ratios to average net assets:
   Expenses, including distribution fees............       .62%(b)     0.64%(b)     0.64%(b)     0.69%(b)    0.69%
   Expenses, excluding distribution fees............       .52%(b)     0.54%(b)     0.54%(b)     0.59%(b)    0.59%
   Net investment income............................      6.03%(b)     6.44%(b)     6.58%(b)     6.83%(b)    6.42%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        13%          26%          35%          39%         36%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     42

                                               PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                           HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                                  Class B
                                                      ----------------------------------------------------------------
                                                                           Years Ended April 30,
                                                      ----------------------------------------------------------------
                                                        1998         1997         1996          1995           1994
                                                      --------     --------     --------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.84     $  10.69     $  10.72     $    10.74     $    11.14
                                                      --------     --------     --------     ----------     ----------
Income from investment operations
Net investment income...............................       .63(b)       .66(b)       .68(b)         .68(b)         .68
Net realized and unrealized gain (loss) on
   investment transactions..........................       .47          .15         (.03)          (.02)          (.39)
                                                      --------     --------     --------     ----------     ----------
   Total from investment operations.................      1.10          .81          .65            .66            .29
                                                      --------     --------     --------     ----------     ----------
Less distributions
Dividends from net investment income................      (.63)        (.66)        (.68)          (.68)          (.68)
Distributions from capital gains....................        --           --           --             --           (.01)
                                                      --------     --------     --------     ----------     ----------
   Total distributions..............................      (.63)        (.66)        (.68)          (.68)          (.69)
                                                      --------     --------     --------     ----------     ----------
Net asset value, end of year........................  $  11.31     $  10.84     $  10.69     $    10.72     $    10.74
                                                      --------     --------     --------     ----------     ----------
                                                      --------     --------     --------     ----------     ----------
TOTAL RETURN(a):....................................     10.36%        7.71%        6.12%          6.37%          2.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $669,223     $665,525     $799,048     $  934,725     $1,099,640
Average net assets (000)............................  $669,132     $725,305     $900,115     $1,024,132     $1,132,653
Ratios to average net assets:
   Expenses, including distribution fees............      1.02%(b)     1.04%(b)     1.04%(b)       1.09%(b)       1.09%
   Expenses, excluding distribution fees............       .52%(b)     0.54%(b)     0.54%(b)       0.59%(b)       0.58%
   Net investment income............................      5.63%(b)     6.05%(b)     6.19%(b)       6.37%(b)       6.02%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     43

                                               PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                           HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                              Class C                             Class Z
                                                        ----------------------------------------------------     ----------
                                                                                                  August 1,
                                                                                                   1994(c)          Year
                                                                Years Ended April 30,              Through         Ended
                                                        -------------------------------------     April 30,      April 30,
                                                          1998          1997          1996           1995           1998
                                                        ---------     ---------     ---------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.84       $ 10.69       $ 10.72        $10.79         $10.83
                                                        ---------     ---------     ---------        -----          -----
Income from investment operations
Net investment income (b)...........................         .61           .63           .65           .49            .68
Net realized and unrealized gain (loss) on
   investment transactions..........................         .47           .15          (.03)         (.07)           .47
                                                        ---------     ---------     ---------        -----          -----
   Total from investment operations.................        1.08           .78           .62           .42           1.15
                                                        ---------     ---------     ---------        -----          -----
Less distributions
Dividends from net investment income................        (.61)         (.63)         (.65)         (.49)          (.68)
                                                        ---------     ---------     ---------        -----          -----
Net asset value, end of year........................     $ 11.31       $ 10.84       $ 10.69        $10.72         $11.30
                                                        ---------     ---------     ---------        -----          -----
                                                        ---------     ---------     ---------        -----          -----
TOTAL RETURN(a):....................................       10.09%         7.44%         5.86%         3.91%         10.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $20,554       $ 9,563       $ 6,471        $3,208         $9,919
Average net assets (000)............................     $14,932       $ 8,060       $ 5,608        $1,385         $6,064
Ratios to average net assets:
   Expenses, including distribution fees (b)........        1.27%         1.29%         1.29%         1.34%(e)        .52%
   Expenses, excluding distribution fees (b)........         .52%         0.54%         0.54%         0.59%(e)        .52%
   Net investment income (b)........................        5.39%         5.80%         5.93%         6.34%(e)       6.14%

                                                      September 16,
                                                         1996(d)
                                                         Through
                                                        April 30,
                                                          1997
                                                      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.79
                                                           -----
Income from investment operations
Net investment income (b)...........................         .45
Net realized and unrealized gain (loss) on
   investment transactions..........................         .04
                                                           -----
   Total from investment operations.................         .49
                                                           -----
Less distributions
Dividends from net investment income................        (.45)
                                                           -----
Net asset value, end of year........................     $ 10.83
                                                           -----
                                                           -----
TOTAL RETURN(a):....................................        4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $ 2,719
Average net assets (000)............................     $   704
Ratios to average net assets:
   Expenses, including distribution fees (b)........        0.54%(e)
   Expenses, excluding distribution fees (b)........        0.54%(e)
   Net investment income (b)........................        6.55%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     44

                                               PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                           INSURED SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                                      ----------------------------------------------------------
                                                                        Years Ended April 30,
                                                      ----------------------------------------------------------
                                                        1998         1997         1996        1995        1994
                                                      --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.90     $  10.94     $  10.83     $ 10.71     $ 11.44
                                                      --------     --------     --------     -------     -------
Income from investment operations
Net investment income...............................       .53(b)       .55(b)       .58(b)      .58(b)      .58
Net realized and unrealized gain (loss) on
   investment transactions..........................       .40          .08          .11         .12        (.43)
                                                      --------     --------     --------     -------     -------
   Total from investment operations.................       .93          .63          .69         .70         .15
                                                      --------     --------     --------     -------     -------
Less distributions
Dividends from net investment income................      (.53)        (.55)        (.58)       (.58)       (.58)
Distributions in excess of net investment income....        --(c)      (.01)          --          --          --
Distributions from capital gains....................      (.25)        (.11)          --          --        (.30)
                                                      --------     --------     --------     -------     -------
   Total distributions..............................      (.78)        (.67)        (.58)       (.58)       (.88)
                                                      --------     --------     --------     -------     -------
Net asset value, end of year........................  $  11.05     $  10.90     $  10.94     $ 10.83     $ 10.71
                                                      --------     --------     --------     -------     -------
                                                      --------     --------     --------     -------     -------
TOTAL RETURN(a):....................................      8.67%        5.74%        6.47%       6.73%       1.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $224,409     $208,411     $139,548     $75,800     $30,669
Average net assets (000)............................  $222,115     $187,371     $102,456     $39,471     $32,309
Ratios to average net assets:
   Expenses, including distribution fees............      0.69%(b)     0.68%(b)     0.68%(b)    0.74%(b)    0.71%
   Expenses, excluding distribution fees............      0.59%(b)     0.58%(b)     0.58%(b)    0.64%(b)    0.61%
   Net investment income............................      4.75%(b)     4.95%(b)     5.20%(b)    5.45%(b)    5.09%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        85%         110%          68%         64%        105%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     45

                                             PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                           INSURED SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                                      ------------------------------------------------------------
                                                                         Years Ended April 30,
                                                      ------------------------------------------------------------
                                                        1998         1997         1996         1995         1994
                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.91     $  10.95     $  10.84     $  10.71     $  11.44
                                                      --------     --------     --------     --------     --------
Income from investment operations
Net investment income...............................       .49(b)       .50(b)       .54(b)       .54(b)       .54
Net realized and unrealized gain (loss) on
   investment transactions..........................       .40          .08          .11          .13         (.43)
                                                      --------     --------     --------     --------     --------
   Total from investment operations.................       .89          .58          .65          .67          .11
                                                      --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................      (.49)        (.50)        (.54)        (.54)        (.54)
Distributions in excess of net investment income....        --(c)      (.01)          --           --           --
Distributions from capital gains....................      (.25)        (.11)          --           --         (.30)
                                                      --------     --------     --------     --------     --------
   Total distributions..............................      (.74)        (.62)        (.54)        (.54)        (.84)
                                                      --------     --------     --------     --------     --------
Net asset value, end of year........................  $  11.06     $  10.91     $  10.95     $  10.84     $  10.71
                                                      --------     --------     --------     --------     --------
                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):....................................      8.23%        5.32%        6.04%        6.40%        0.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $236,370     $298,005     $443,391     $567,648     $740,447
Average net assets (000)............................  $270,553     $365,891     $524,452     $660,237     $807,794
Ratios to average net assets:
   Expenses, including distribution fees............      1.09%(b)     1.08%(b)     1.08%(b)     1.14%(b)     1.11%
   Expenses, excluding distribution fees............      0.59%(b)     0.58%(b)     0.58%(b)     0.64%(b)     0.61%
   Net investment income............................      4.35%(b)     4.54%(b)     4.80%(b)     4.99%(b)     4.69%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     46

                                             PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                         INSURED SERIES
--------------------------------------------------------------------------------

                                                                              Class C                             Class Z
                                                        ----------------------------------------------------     ----------
                                                                                                  August 1,
                                                                                                   1994(c)          Year
                                                                Years Ended April 30,              Through         Ended
                                                        -------------------------------------     April 30,      April 30,
                                                          1998          1997          1996           1995           1998
                                                        ---------     ---------     ---------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.91       $ 10.95       $ 10.84        $10.79         $10.91
                                                        ---------     ---------     ---------        -----          -----
Income from investment operations
Net investment income(b)............................         .46           .48           .51           .39            .54
Net realized and unrealized gain (loss) on
   investment transactions..........................         .40           .08           .11           .05            .39
                                                        ---------     ---------     ---------        -----          -----
   Total from investment operations.................         .86           .56           .62           .44            .93
                                                        ---------     ---------     ---------        -----          -----
Less distributions
Dividends from net investment income................        (.46)         (.48)         (.51)         (.39)          (.54)
Distributions in excess of net investment income....          --(f)       (.01)           --            --             --(f)
Distributions from capital gains....................        (.25)         (.11)           --            --           (.25)
                                                        ---------     ---------     ---------        -----          -----
   Total distributions..............................        (.71)         (.60)         (.51)         (.39)          (.79)
                                                        ---------     ---------     ---------        -----          -----
Net asset value, end of year........................     $ 11.06       $ 10.91       $ 10.95        $10.84         $11.05
                                                        ---------     ---------     ---------        -----          -----
                                                        ---------     ---------     ---------        -----          -----
TOTAL RETURN(a):....................................        7.96%         5.06%         5.78%         4.03%          8.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $ 1,509       $   888       $ 1,137        $  525         $  418
Average net assets (000)............................     $ 1,142       $   973       $   827        $  224         $  173
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.34%         1.33%         1.33%         1.39%(e)       0.60%
   Expenses, excluding distribution fees(b).........        0.59%         0.58%         0.58%         0.64%(e)       0.60%
   Net investment income(b).........................        4.11%         4.29%         4.56%         4.92%(e)       4.92%


                                                      September 16,
                                                         1996(d)
                                                         Through
                                                        April 30,
                                                          1997
                                                      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 11.05
                                                           -----
Income from investment operations
Net investment income(b)............................         .36
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.02)
                                                           -----
   Total from investment operations.................         .34
                                                           -----
Less distributions
Dividends from net investment income................        (.36)
Distributions in excess of net investment income....        (.01)
Distributions from capital gains....................        (.11)
                                                           -----
   Total distributions..............................        (.48)
                                                           -----
Net asset value, end of year........................     $ 10.91
                                                           -----
                                                           -----
TOTAL RETURN(a):....................................        2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $    15
Average net assets (000)............................     $    10
Ratios to average net assets:
   Expenses, including distribution fees(b).........        0.58%(e)
   Expenses, excluding distribution fees(b).........        0.58%(e)
   Net investment income(b).........................        4.18%(e)

 ---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     47

                                              PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                          INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                             Class A
                                                      ------------------------------------------------------
                                                                      Years Ended April 30,
                                                      ------------------------------------------------------
                                                       1998        1997        1996        1995        1994
                                                      -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 10.59     $ 10.65     $ 10.45     $ 10.67     $11.08
                                                      -------     -------     -------     -------     ------
Income from investment operations
Net investment income...............................      .43(b)      .46(b)      .47(b)      .51(b)     .53
Net realized and unrealized gain (loss) on
   investment transactions..........................      .28        (.05)        .20        (.03)      (.19)
                                                      -------     -------     -------     -------     ------
   Total from investment operations.................      .71         .41         .67         .48        .34
                                                      -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income................     (.43)       (.46)       (.47)       (.51)      (.53)
Distributions in excess of net investment income....       --        (.01)         --        (.01)        --
Distributions from capital gains....................     (.06)         --          --        (.18)      (.22)
                                                      -------     -------     -------     -------     ------
   Total distributions..............................     (.49)       (.47)       (.47)       (.70)      (.75)
                                                      -------     -------     -------     -------     ------
Net asset value, end of year........................  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $10.67
                                                      -------     -------     -------     -------     ------
                                                      -------     -------     -------     -------     ------
TOTAL RETURN(a):....................................     6.76%       3.86%       6.48%       4.52%      2.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $13,126     $13,740     $12,552     $10,507     $5,810
Average net assets (000)............................  $13,591     $13,487     $12,604     $ 7,742     $4,981
Ratios to average net assets:
   Expenses, including distribution fees............     1.31%(b)    1.15%(b)    1.16%(b)    1.05%(b)   1.00%
   Expenses, excluding distribution fees............     1.21%(b)    1.05%(b)    1.06%(b)    0.95%(b)   0.90%
   Net investment income............................     3.99%(b)    4.30%(b)    4.36%(b)    4.75%(b)   4.63%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................       54%         46%         35%         30%        55%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     48

                                              PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                          INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                              Class B
                                                      -------------------------------------------------------
                                                                       Years Ended April 30,
                                                      -------------------------------------------------------
                                                       1998        1997        1996        1995        1994
                                                      -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $ 10.59     $ 10.65     $ 10.45     $ 10.68     $ 11.09
                                                      -------     -------     -------     -------     -------
Income from investment operations
Net investment income...............................      .39(b)      .42(b)      .43(b)      .45(b)      .48
Net realized and unrealized gain (loss) on
   investment transactions..........................      .28        (.05)        .20        (.04)       (.19)
                                                      -------     -------     -------     -------     -------
   Total from investment operations.................      .67         .37         .63         .41         .29
                                                      -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income................     (.39)       (.42)       (.43)       (.45)       (.48)
Distributions in excess of net investment income....       --        (.01)         --        (.01)         --
Distributions from capital gains....................     (.06)         --          --        (.18)       (.22)
                                                      -------     -------     -------     -------     -------
   Total distributions..............................     (.45)       (.43)       (.43)       (.64)       (.70)
                                                      -------     -------     -------     -------     -------
Net asset value, end of year........................  $ 10.81     $ 10.59     $ 10.65     $ 10.45     $ 10.68
                                                      -------     -------     -------     -------     -------
                                                      -------     -------     -------     -------     -------
TOTAL RETURN(a):....................................     6.33%       3.44%       6.05%       3.99%       2.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $24,017     $29,980     $40,550     $51,039     $65,215
Average net assets (000)............................  $27,175     $35,221     $46,127     $60,174     $59,811
Ratios to average net assets:
   Expenses, including distribution fees............     1.71%(b)    1.55%(b)    1.56%(b)    1.45%(b)    1.40%
   Expenses, excluding distribution fees............     1.21%(b)    1.05%(b)    1.06%(b)    0.95%(b)    0.90%
   Net investment income............................     3.59%(b)    3.89%(b)    3.96%(b)    4.35%(b)    4.23%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     49

                                              PRUDENTIAL MUNICIPAL BOND FUND
Financial Highlights                          INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                              Class C                             Class Z
                                                        ----------------------------------------------------     ----------
                                                                                                  August 1,
                                                                                                   1994(c)          Year
                                                                Years Ended April 30,              Through         Ended
                                                        -------------------------------------     April 30,      April 30,
                                                          1998          1997          1996           1995           1998
                                                        ---------     ---------     ---------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.59       $ 10.65       $ 10.45        $10.54         $10.59
                                                        ---------     ---------     ---------        -----          -----
Income from investment operations
Net investment income(b)............................         .36           .39           .40           .35            .44
Net realized and unrealized gain (loss) on
   investment transactions..........................         .28          (.05)          .20          (.08)           .28
                                                        ---------     ---------     ---------        -----          -----
   Total from investment operations.................         .64           .34           .60           .27            .72
                                                        ---------     ---------     ---------        -----          -----
Less distributions
Dividends from net investment income................        (.36)         (.39)         (.40)         (.35)          (.44)
Distributions in excess of net investment income....          --          (.01)           --          (.01)            --
Distributions from capital gains....................        (.06)           --            --            --           (.06)
                                                        ---------     ---------     ---------        -----          -----
   Total distributions..............................        (.42)         (.40)         (.40)         (.36)          (.50)
                                                        ---------     ---------     ---------        -----          -----
Net asset value, end of year........................     $ 10.81       $ 10.59       $ 10.65        $10.45         $10.81
                                                        ---------     ---------     ---------        -----          -----
                                                        ---------     ---------     ---------        -----          -----
TOTAL RETURN(a):....................................        6.07%         3.17%         5.79%         2.14%          6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   449       $   257       $   225        $  167         $1,194
Average net assets (000)............................     $   381       $   149       $   197        $   28         $  447
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.96%         1.80%         1.81%         1.81%(e)       1.21%
   Expenses, excluding distribution fees(b).........        1.21%         1.05%         1.06%         1.06%(e)       1.21%
   Net investment income(b).........................        3.33%         3.65%         3.71%         4.34%(e)       4.09%

                                                      September 16,
                                                         1996(d)
                                                         Through
                                                        April 30,
                                                          1997
                                                      -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.63
                                                           -----
Income from investment operations
Net investment income(b)............................         .31
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.03)
                                                           -----
   Total from investment operations.................         .28
                                                           -----
Less distributions
Dividends from net investment income................        (.31)
Distributions in excess of net investment income....        (.01)
Distributions from capital gains....................          --
                                                           -----
   Total distributions..............................        (.32)
                                                           -----
Net asset value, end of year........................     $ 10.59
                                                           -----
                                                           -----
TOTAL RETURN(a):....................................        2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   246
Average net assets (000)............................     $    63
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.05%(e)
   Expenses, excluding distribution fees(b).........        1.05%(e)
   Net investment income(b).........................        4.65%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     50

Report of Independent Accountants              PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Series, Insured Series and Intermediate Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 18, 1998

Tax Information (Unaudited)                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 1998.

During its fiscal year ended April 30, 1998, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                                              Dividends per Share
                                                                 ----------------------------------------------
                              Series                             Class A      Class B      Class C      Class Z
                              ------------------------------     -------      -------      -------      -------
                              High Yield Series.............      $ .67        $ .63        $ .61        $ .68
                              Insured Series................      $ .53        $ .49        $ .46        $ .54
                              Intermediate Series...........      $ .43        $ .39        $ .36        $ .44

In addition to the above, the Insured Series paid dividends and distributions totalling $.252 per share, comprised of $.004 ordinary income and $.064 short-term capital gains which are taxable as ordinary income and $.184 long-term capital gains of which $.131 is taxable as 28% rate gains and $.053 is taxable as 20% rate gains to Class A, B, C and Z shareholders.

The Intermediate Series paid $.0550 long-term capital gains, all of which is taxable as 28% rate gains to Class A, B, C and Z shareholders.

Shortly after the close of the calendar year ending December 31, 1998, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 1998. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
--------------------------------------------------------------------------------
                                       51

                                     PART C
                               OTHER INFORMATION

ITEM 15. INDEMNIFICATION.
  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 7 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investment Fund Management, LLC. (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 16. EXHIBITS.


1. Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).



2. Amended and restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR filed on March 1, 1994 (File No. 2-66407).



4. Plans of Reorganization filed herewith as Appendix B to the Prospectus and Proxy Statement.*


5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.


6. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).



    (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to
    Exhibit 5(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).



7.  (a) Form of Selected Dealer Agreement.*



    (b) Distribution Agreement.*

9. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).



10. (a) Distribution and Service Plan for Class A shares.*



    (b) Distribution and Service Plan for Class B shares.*



    (c) Distribution and Service Plan for Class C shares.*



11. Opinions and Consents of Counsel.**



12. Tax Opinion of Counsel.**



14. (a) Consent of Independent Accountants to Prudential National Municipals Fund, Inc.**



    (b) Consent of Independent Accountants to Prudential Municipal Series
    Fund.**



    (c) Consent of Independent Accountants to Prudential Municipal Bond Fund.**



17. (a) Proxy.*



    (b) Prospectus of the Registrant dated March 4, 1998, as supplemented on July 1, 1998 and September 1, 1998.*



    (c) Prospectus of Prudential Municipal Series Fund (Maryland and Michigan Series) dated October , 1998.**



    (d)Prospectus of Prudential Municipal Bond Fund (Intermediate Series) dated July 1, 1998, as supplemented August 27, 1998 and September 1, 1998.*



    (e) President's Letter.*

------------------------
 *Filed herewith.

**To be filed by amendment.


ITEM 17. UNDERTAKINGS.

  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 23rd day of September, 1998.


                              PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

                              /s/ Richard A. Redeker
                          ------------------------------------------------------
                              (RICHARD A. REDEKER, PRESIDENT)

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                         TITLE                                              DATE
------------------------------    ----------------------------------------    ------------------
/s/ Edward D. Beach               Director                                    September 23, 1998
------------------------------
   EDWARD D. BEACH

/s/ Eugene C. Dorsey              Director                                    September 23, 1998
------------------------------
   EUGENE C. DORSEY

/s/ Delayne Dedrick Gold          Director                                    September 23, 1998
------------------------------
   DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia               Director                                    September 23, 1998
------------------------------
   ROBERT F. GUNIA

/s/ Harry A. Jacobs, Jr.          Director                                    September 23, 1998
------------------------------
   HARRY A. JACOBS, JR.

/s/ Mendel A. Melzer              Director                                    September 23, 1998
------------------------------
   MENDEL A. MELZER

/s/ Thomas T. Mooney              Director                                    September 23, 1998
------------------------------
   THOMAS T. MOONEY

/s/ Thomas H. O'Brien             Director                                    September 23, 1998
------------------------------
   THOMAS H. O'BRIEN

/s/ Richard A. Redeker            President and Director                      September 23, 1998
------------------------------
   RICHARD A. REDEKER

/s/ Nancy Hays Teeters            Director                                    September 23, 1998
------------------------------
   NANCY HAYS TEETERS

/s/ Louis A. Weil, III            Director                                    September 23, 1998
------------------------------
   LOUIS A. WEIL, III

/s/ Grace C. Torres               Principal Financial and                     September 23, 1998
------------------------------      Accounting Officer
   GRACE C. TORRES

                                 EXHIBIT INDEX
 EXHIBIT                                                                PAGE NO.
NUMBER


  1.  Restated Articles of Incorporation. Incorporated by reference to
     Exhibit 1 to Post-Effective Amendment No. 23 to Registration
     Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).



  2. Amended and restated By-Laws. Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement filed on Form N-1A via EDGAR filed on March 1, 1994 (File No. 2-66407).



  4. Plans of Reorganization filed herewith as Appendix B to the Prospectus and Proxy Statement.*


  5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.


  6. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).



      (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).



  7.  (a) Form of Selected Dealer Agreement.*



      (b) Distribution Agreement.*



  9. Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to
     Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on March 5, 1997 (File No. 2-66407).



  10. (a) Distribution and Service Plan for Class A shares.*



      (b) Distribution and Service Plan for Class B shares.*



      (c) Distribution and Service Plan for Class C shares.*



  11. Opinions and Consents of Counsel.**



  12. Tax Opinion of Counsel.**



  14. (a) Consent of Independent Accountants to Prudential National Municipals Fund, Inc.**



      (b) Consent of Independent Accountants to Prudential Municipal Series Fund.**



      (c) Consent of Independent Accountants to Prudential Municipal Bond
     Fund.**



  17. (a) Proxy.*



      (b) Prospectus of the Registrant dated March 4, 1998, as supplemented on July 1, 1998 and September 1, 1998.*



      (c) Prospectus of Prudential Municipal Series Fund (Maryland and Michigan Series) dated October , 1998.**



      (d) Prospectus of Prudential Municipal Bond Fund (Intermediate Series) dated July 1, 1998, as supplemented August 27, 1998 and September 1, 1998.*



      (e) President's Letter.*

  ----------------------
   *Filed herewith.

  **To be filed by amendment.